UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TrueBlue, Inc.

(Exact name of Registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

trueblue
THE PEOPLE COMPANY®

MAY 11, 2026 AT 12:00 PM PDT

Notice of 2026 Annual
Meeting of Shareholders
and Proxy Statement

Monday, May 11, 2026 at 12:00 p.m., Pacific Daylight Time

Virtual Meeting Site: www.virtualshareholdermeeting.com/TBI2026

LETTER TO SHAREHOLDERS

Tacoma, Washington
April 14, 2026

Dear Shareholders:

On behalf of the board of directors and management of TrueBlue, Inc. (“TrueBlue,” “Company,” “we,” “us,” or “our”), it is a pleasure to invite you to TrueBlue’s 2026 Annual Meeting of Shareholders (“Meeting”). This year’s Meeting will be held in a virtual format through a live webcast at www.virtualshareholdermeeting.com/TBI2026 on Monday, May 11, 2026, at 12:00 p.m., Pacific Daylight Time (“PDT”). A recording of the Meeting will be available on the TrueBlue Investor Relations website after the Meeting. For further information on how to participate in the Meeting, please see the Information About the Meeting section in the proxy statement and your proxy card.

You may submit questions in writing during the Meeting. To submit a question during the Meeting, you must first join the Meeting with your 16-digit control number (“Control Number”). Your Control Number can be found next to the label for postal mail recipients or within the body of the email sending you the proxy statement. We intend to answer questions pertinent to Company matters as time allows at the question and answer session following the formal portion of the Meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition. The Meeting webcast will begin promptly at 12:00 p.m. PDT. We encourage you to access the Meeting prior to the start time. Online check-in will begin at 11:30 a.m. PDT, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the Meeting, a technical assistance phone number will be made available on the Meeting’s registration page 15 minutes prior to the start time of the Meeting.

On or about April 14, 2026, we mailed to our shareholders the proxy statement for the Meeting, (the “Proxy Statement”) a proxy card, and our 2025 Annual Report to shareholders for the fiscal year ended December 28, 2025 (the “2025 Annual Report”). The Proxy Statement provides instructions on how to vote online or by returning a proxy card.

The matters to be acted upon are described in the Proxy Statement.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend, it is important that your shares be represented. Please vote online or by mail as soon as possible to ensure that your vote is counted. If you are a shareholder of record and attend the Meeting, you will have the right to vote your shares during the Meeting.

Very truly yours,

/s/ Jeffrey B. Sakaguchi

Jeffrey B. Sakaguchi

Board Chair

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	1

Notice of 2026 Annual
Meeting of Shareholders

DATE AND TIME: May 11, 2026 at 12:00 p.m., Pacific Daylight Time	LOCATION: www.virtualshareholdermeeting. com/TBI2026	RECORD DATE: March 23, 2026

Voting Matters

Shareholders as of March 23, 2026, are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals.

Proposals*	Board Vote Recommendation	Page Reference for More Information
1. Election of Directors ● 8 of 9 nominees are independent ● Diversified slate in terms of attributes, experience, and skills ● Robust Board oversight of Company strategy and risks ● Proactive and evolving corporate governance practices	FOR	39
2. Advisory (Non-Binding) Vote Approving Executive Compensation ● Program offers competitive total compensation opportunities to executives while aligned with shareholder interests ● Executives are incentivized to focus on both short- and long-term Company performance	FOR	51
3. Approval of the Amendment and Restatement of the Company's 2016 Omnibus Incentive Plan ● Allows the Company to maintain a compensation policy that includes a balanced mix of cash and equity ● Helps the Company compete more effectively for key employee talent ● Aligns the long-term interests of employees and shareholders	FOR	94
4. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 27, 2026 ● Independent firm with reasonable fees and strong geographic and subject matter expertise ● Performance annually assessed by the Audit Committee ● Served as independent registered public accounting firm since 2009	FOR	106

*  Brokers cannot vote for Proposals 1, 2, or 3 without shareholders’ instructions on how to vote.

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	2

Vote Right Away

Even if you plan to attend our 2026 Annual Meeting of Shareholders online, please read this proxy statement with care and vote right away using any of the methods below. In all cases, have your proxy card or voting instructions form in hand and follow the instructions.

Vote online	Vote using your mobile device	Vote by requesting and mailing your proxy card
Visit www.proxyvote.com	Scan this QR Code to vote with your mobile device	Cast your ballot, sign your proxy card, and send by U.S. mail

Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be virtually held on May 11, 2026: Our proxy statement and our 2025 Annual Report are attached. Financial and other information concerning TrueBlue is contained in our 2025 Annual Report. The proxy statement and our 2025 Annual Report are also available on our website at investor.trueblue.com. Additionally, you may access our proxy materials and vote your shares at www.proxyvote.com.

By Order of the Board of Directors,

/s/ Todd N. Gilman

Todd N. Gilman

Corporate Secretary

Tacoma, Washington

April 14, 2026

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	3

2026 PROXY STATEMENT

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	4

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	5

OUR MISSION

To connect people and work

OUR VISION

To be the talent solution for the changing world of work

OUR VALUES

Be optimistic

We believe there is a solution to every problem, discovering new ways to get results.

Be passionate

We are passionately committed to doing good and will go above and beyond.

Be accountable

We empower our people to take personal responsibility and have an impact.

Be respectful

We listen and learn from each other and embrace our diverse views and experiences.

Be true

We are true to who we are and what our clients need.

trueblue.com 6

KEY STATS

$1.6B	2025 REVENUE
$133M	TOTAL VALUE OF SHARE REPURCHASES LAST FIVE YEARS
290K+	PEOPLE CONNECTED WITH WORK IN 2025
50K+	CLIENTS SERVED IN 2025
TOP 5	MARKET POSITION IN U.S. INDUSTRIAL STAFFING
50	50 STATES NATIONWIDE COVERAGE

INDUSTRIES SERVED

Manufacturing & Logistics ● Transportation ● Energy & Industrial ● Events & Venues ● Healthcare & Life Sciences ● Retail ● Skilled Trades ● Professional ● Waste & Recycling ● Food & Beverage ● Government & Public Sector ● Tech & Digital ● Travel & Tourism ● Education ● Financial Services

POWERED BY TECHNOLOGY – LED BY PEOPLE

Our proprietary, people-centered digital platforms enhance speed, insight, and scale.

24/7 access to on-demand labor	Customizable talent tech stack	End-to-end workforce management

trueblue.com	7

TRUEBLUE 2025 BUSINESS HIGHLIGHTS

$11.8M	Adjusted EBITDA(1)
6.7M	SHARES REPURCHASED IN THE PAST FIVE YEARS
19%	REDUCTION IN SHARES OUTSTANDING

(1)	Please see Appendix A to this proxy statement for a detailed definition and reconciliation of the non-generally accepted accounting principles (“non-GAAP”) financial measure to the most directly comparable GAAP financial measure.

Operational Achievements	Executed a comprehensive reorganization of our operating model, transitioning to a more efficient territory-based structure and investing in sales resources to expand our reach in key markets.
Technology Developments	Enhanced the capabilities of our digital ecosystem with advancements that include embedded AI-powered job matching, predictive analytics, and behavioral insights across the talent lifecycle.
Strategy Execution	Successfully completed the acquisition of Healthcare Staffing Professionals, Inc. to expand into the growing healthcare staffing industry to better position the Company for long-term growth.

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	8

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

Corporate Governance Highlights

Board Independence and Accountability	Leadership	Separation of Board Chair and Chief Executive Officer roles for over 20 years, utilizing a Lead Independent Director position when needed
	Independence	10 of 11 directors are independent
All members of the Governance, Audit, and Compensation committees are independent
	Elections	All directors are elected annually
Directors must be elected by the majority of votes cast
Board Performance	Evaluations	All directors complete annual evaluations of the Board
Committees complete evaluations to provide continual feedback and improvement
	Risk Oversight	Each committee is assigned oversight of specific risks facing the Company
	Attendance	All directors attended at least 75% of the meetings of the Board and their respective committees
	Advisors	Board and committees have authority to retain outside advisors
	Board Refreshment	Board recruitment and refreshment led by Governance Committee comprised of only independent directors.
	Succession Planning	CEO succession overseen by the Governance Committee and approved by the Board. Our Board regularly reviews Board and executive succession planning.
Aligned with Shareholder Interests	Director Equity	The Company has set stock ownership targets for its executive officers and directors
All directors receive annual equity grants with one-year vesting terms
Anti-Hedging policy is in place that prohibits hedging against the Company’s stock by directors and all employees, including executive officers. Pledging of shares by directors and all employees, including executive officers. Pledging of shares by directors, executive officers, executive assistants, and employees is discouraged.
	One Share Equals One Vote	Single class of shares with equal voting rights

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PROXY STATEMENT SUMMARY

Key Board and Committee Responsibility and Risk Oversight*

Owner	Responsibilities and Risk
Full Board	Company strategy oversight
Enterprise risk management
Technology strategy
Artificial intelligence
Audit Committee	Financial statements, systems, reporting, and compliance
Ethics and Compliance program
Cybersecurity
Compensation Committee	Executive Compensation strategy and plans
Human Capital Management
Governance Committee	Leads board refreshment and recruitment
CEO succession planning
Corporate governance matters
Board membership criteria and candidate review
Corporate Citizenship

*	Please refer to the Risk Management section below for further details.

Board of Directors Summary

Board Attributes

All of our directors meet the New York Stock Exchange (the “NYSE”) governance standards for director independence, except Ms. Owen, who is not independent due to her employment with the Company. Information about each director as of April 14, 2026, can be found below.

		Attributes					Committees
	Age (Years)	Tenure (Years)	Independent	Gender Diverse	Racially / Ethnically Diverse	Total Public Company Boards	Audit	Compensation	Governance
Taryn R. Owen	47	2.5		✓		1
Colleen B. Brown	67	11.7	✓	✓		1		✓	✓
Jeffrey B. Sakaguchi (Chair)	65	15.3	✓		✓	1	✓
William C. Goings	68	10.0	✓		✓	2		✓
William Greenblatt	67	0.2	✓			1	✓
Kim Harris Jones	66	9.9	✓	✓	✓	3	✓		✓
R. Chris Kreidler	62	5.7	✓			1	✓		✓
Sonita Lontoh	50	4.4	✓	✓	✓	2	✓
Paul G. Reitz	53	2.6	✓			2		✓	✓
Kristi A. Savacool	66	7.7	✓	✓		1		✓	✓
William J. Seward	58	0.2	✓			1		✓
Average / Percentage	61	6.4	91%	45%	36%	1.5

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	10

PROXY STATEMENT SUMMARY

Compensation Summary

Compensation Governance Highlights

We are committed to the highest standards of ethics, business integrity, and corporate governance. Our governance practices are designed to establish and maintain management and director accountability, provide a structure that allows the Board to set objective goals, monitor performance, and exercise independent oversight, and enhance shareholder value.

Shareholder Approval	87% of voting shareholders approved our executive compensation program in 2025
Compensation Committee	The Compensation Committee, comprised entirely of independent directors, oversees, reviews, and approves named executive officer compensation
Compensation Consultant	Mercer (US), Inc. is the Compensation Committee’s independent, third-party consultant
CEO Compensation Goals	Compensation goals for CEO set by Compensation Committee after review by all independent directors of the Corporate Governance and Nominating Committee
Risk	Compensation programs are designed to not encourage excessive or unnecessary risk-taking

Compensation Best Practices

WHAT WE DO		WHAT WE DO NOT DO
✓	Pay for performance by delivering a significant portion of compensation through performance and equity-based plans	X	No excessive or guaranteed pay targets. All potential payouts are capped and tied to measurable targets
✓	Request annual shareholder advisory say-on-pay votes	X	No re-pricing of options or equity grants
✓	Target total compensation near the median of relevant peers	X	No pension benefits
✓	Maintain meaningful stock ownership guidelines for all named executive officers	X	No gross-up of excise taxes upon a change in control
✓	Engage an independent compensation consultant	X	No hedging or short sales of Company stock, with pledging discouraged
✓	Retain double trigger change-in-control agreements	X	No reward for excessive risk-taking
✓	Conduct an annual risk analysis of compensation programs	X	No excessive executive perquisites
✓	Maintain clawback policies	X	No cash buyouts of underwater options
✓	Require minimum vesting period for equity grants	X	No special health or welfare benefits for executives
✓	Include corporate citizenship goals in executive compensation
✓	Maintain a Compensation Committee comprised solely of independent directors

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PROXY STATEMENT SUMMARY

Corporate Citizenship

TrueBlue was founded as a force for good with a mission to connect people to work. Today, our commitment to doing the right thing is reflected in the attention we pay to all of our stakeholders - our employees, associates, candidates, clients, shareholders, and the communities in which we operate. That commitment has not wavered. In 2025:

Employee resource groups create a safe, supportive space for employees sharing a common identity and their allies	of global full-time employee (FTEs) and of our members of management at the director level and above are female

Published our annual Corporate Citizenship Report	of our domestic FTEs and of directors and above identify as racially/ethnically diverse

Approximately 5,000 Employee Development training courses completed	Completed annual greenhouse gas assessment

Held volunteer events in multiple counties coordinated by local staff, including interview and resume workshops, food pantries and clothes closets, as well as global volunteer events focused on school supplies and food pantries.

Re-certified ISO 27001 certification for information security management

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	12

INFORMATION ABOUT THE MEETING

Background

What is the proxy statement?

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of TrueBlue, Inc. (“TrueBlue,” “Company,” “we,” “us,” or “our” ) to be voted on at our 2026 Annual Meeting of Shareholders (the “Meeting”) to be held in a virtual format at 12:00 p.m., Pacific Daylight Time (“PDT”), on Monday, May 11, 2026, and at any adjournment thereof. This proxy statement contains the required information under the rules of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting your shares.

What is the purpose of the Meeting?

At the Meeting, shareholders as of the Record Date (defined below) will vote on the items of business outlined in the Notice of Annual Meeting of Shareholders (“Meeting Notice”). In addition, management will report on our business and respond to questions from shareholders.

When is the record date?

The Board has established the close of business on March 23, 2026, as the record date for the Meeting (“Record Date”).

How do I participate in the Meeting?

You have the right to participate in the Meeting if you were a shareholder as of the Record Date. This year’s Meeting will be held in a virtual format through a live webcast on Monday, May 11, 2026, at 12:00 p.m., PDT. A recording of the Meeting will be available on the TrueBlue Investor Relations website after the Meeting.

You must register by Sunday, May 10, 2026, at 11:59 p.m. Eastern Time if you wish to attend the meeting via the Internet and vote during the meeting. Please follow the steps below:

1.	Go to www.ProxyVote.com by the deadline noted above to register to attend the meeting. Have the information that is printed in the box marked by the arrow on your proxy card available and follow the instructions.

2.	To attend the meeting, go to www.VirtualShareholderMeeting.com/TBI2026. Have your Control Number available and follow the instructions.

You may submit questions in writing during the Meeting. To submit a question during the Meeting, you must first join the Meeting with your 16-digit control number (“Control Number”). Your Control Number can be found next to the label for postal mail recipients. We intend to answer questions pertinent to Company matters as time allows at the question and answer session following the formal portion of the Meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition.

The Meeting webcast will begin promptly at 12:00 p.m. PDT. We encourage you to access the Meeting prior to the start time. Online check-in will begin at 11:30 a.m. PDT, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the Meeting, a technical assistance phone number will be made available on the Meeting’s registration page 15 minutes prior to the start time of the Meeting.

Why did I receive this proxy statement and a proxy card?

You received this proxy statement and a proxy card because you owned shares of TrueBlue common stock (“Common Stock”) as of the Record Date and are entitled to vote on the items of business at the Meeting. This proxy statement describes the items of business that will be voted on at the Meeting and provides information on these items so that you can make an informed decision.

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INFORMATION ABOUT THE MEETING

Who may vote?

In order to vote at the Meeting, you must be a TrueBlue shareholder as of the Record Date. If, on the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the Meeting or by proxy.

If, on the close of business on the Record Date, your shares were held in an account at a brokerage firm, bank, or other agent (“Agent”) and not in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being made available or being forwarded to you by your Agent. The Agent holding your account is considered to be the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your Agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid legal proxy issued in your name from your Agent.

How many shares of Common Stock are outstanding?

As of the Record Date, there were 30,359,847 shares of Common Stock outstanding. There are no other classes of capital stock outstanding.

Voting Procedure

How do I vote?

If you are a shareholder of record (your shares are owned in your name and not in “street name”), you may vote:

•	online at www.proxyvote.com;

•	by using your mobile device to scan the Quick Response (“QR”) Code provided in the proxy statement summary;

•	by signing and returning a proxy card; or

•	by virtually attending the Meeting.

If you wish to vote online, you must do so before 11:59 p.m., Eastern Daylight Time, on Sunday, May 10, 2026. After that time, online voting will not be permitted, and a shareholder wishing to vote, or revoke an earlier proxy, must vote virtually during the Meeting. Shareholders can vote online during the Meeting. Shareholders of record that join the Meeting with their Control Number will be able to vote at the Meeting. “Street name” shareholders, also known as beneficial holders, must contact the institution that holds their shares for assistance with obtaining a Control Number that would permit them to vote at the Meeting. Shareholders voting online will need to follow the instructions at www.proxyvote.com. Voting online at the Meeting by a shareholder will revoke and replace any previous votes submitted by proxy.

How are my voting instructions carried out and how does the Board recommend I vote?

When you vote via proxy, by properly executing and returning a proxy card, or by voting online, you appoint the individuals named on the proxy card (the “Proxy”) as your representatives at the Meeting. The Proxy will vote your shares at the Meeting, or at any adjournment of the Meeting, as you have instructed them on the proxy card. We urge you to specify your choices by marking the appropriate boxes on the proxy card, or carefully following the instructions for voting online.

The Board recommends that you vote:

(i)	FOR the election of the director nominees named in this proxy statement (Proposal 1);

(ii)	FOR the advisory approval of our executive compensation (Proposal 2);

(iii)	FOR approval of the Amended and Restated TrueBlue, Inc. 2016 Omnibus Incentive Plan (Proposal 3);

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INFORMATION ABOUT THE MEETING

(iv)	FOR the ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 27, 2026 (Proposal 4).

With proxy voting, your shares will be voted regardless of whether you attend the Meeting. Even if you plan to attend the Meeting, it is advisable to vote your shares via Proxy in advance of the Meeting in case your plans change.

If any nominee for director is unable to serve, or for good cause will not serve, or if an item that is not described in the Meeting Notice properly comes up for vote at the Meeting, or at any postponement or adjournment of the Meeting, your Proxy will vote the shares as recommended by the Board pursuant to the discretionary authority granted in the proxy card. At the time this proxy statement was printed, we were not aware of any other matters to be voted on.

How long are directors elected for?

The Company’s directors are elected each year at the annual meeting of shareholders to serve until the next annual meeting when their successors are elected and qualified, or until they resign, are removed, or are otherwise disqualified to serve. The Company’s Board currently consists of eleven directors, but will be reduced to nine directors after the Meeting. You are being asked to vote for nine directors.

How many votes do I have?

You have one vote for each share of Common Stock you own, and you can vote those shares for each director nominee and for each other item of business to be addressed at the Meeting.

How many shares must be present to hold a valid Meeting?

For us to hold a valid meeting, we must have a quorum, which means that a majority of the outstanding shares of Common Stock that are entitled to cast a vote are present in person, or by Proxy, at the Meeting. Proxy cards received but marked as abstentions and Broker Non-Votes (discussed below) will be treated as shares that are present and entitled to vote for purposes of determining a quorum. Your shares will be counted as present at the Meeting if you:

•	vote online;

•	properly submit a proxy card by mail (even if you do not provide voting instructions); or

•	attend the Meeting and vote online at the Meeting.

How many votes are required to approve an item of business?

As described in more detail in the Corporate Governance section under “Majority Voting for Directors,” the Company has adopted majority voting procedures for the election of directors in uncontested elections. As this is an uncontested election, each of the nominees for directors will be elected by the vote of the majority of the votes cast. A “majority of the votes cast” means that the number of votes cast “For” a nominee’s election exceeds the number of votes cast “Against” that nominee’s election. There is no cumulative voting for the election of the Company’s directors. Abstentions and Broker Non-Votes are not considered “votes cast” and will therefore have no effect on the outcome of this proposal. Likewise, a share otherwise present at the Meeting as to which a shareholder gives no authority or direction to vote is also not considered a “vote cast.”

The proposal to approve, by advisory vote, our executive compensation will be approved under Washington law and our Amended and Restated Bylaws (“Bylaws”) if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal. Abstentions and Broker Non-Votes are not considered “votes cast” and will therefore have no effect on the outcome of this proposal. Likewise, a share otherwise present at the Meeting as to which a shareholder gives no authority or direction to vote is also not considered a “vote cast.”

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INFORMATION ABOUT THE MEETING

The proposal to approve the Amended and Restated TrueBlue, Inc. 2016 Omnibus Incentive Plan will be approved under Washington law and our Bylaws if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal. Abstentions and Broker Non-Votes are not considered “votes cast”and will therefore have no effect on the outcome of this proposal. Likewise, a share otherwise present at the Meeting as to which a shareholder gives no authority or direction to vote is also not considered a “vote cast.”

The proposal to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm will be approved under Washington law and our Bylaws if the number of votes cast “For” the proposal exceeds the number of votes cast “Against” the proposal. Abstentions are not considered “votes cast” and will therefore have no effect on the outcome of this proposal. Likewise, a share otherwise present at the Meeting as to which a shareholder gives no authority or direction to vote is also not considered a “vote cast.”

What if my shares are held by a brokerage firm?

If you are a beneficial owner whose shares are held on record by a broker, you should instruct the broker how to vote your shares. The rules of the New York Stock Exchange (“NYSE”) allow brokerage firms to vote their clients’ shares on routine matters if the clients do not provide voting instructions at least 10 days prior to an annual shareholder meeting. The ratification of the appointment of Deloitte as our independent registered public accounting firm is considered a routine matter under NYSE rules. However, all the other proposals in this proxy statement are not considered routine matters under NYSE rules. The NYSE rules do not allow brokerage firms to vote their clients’ shares on non-routine matters in the absence of affirmative voting instructions. Accordingly, it is particularly important that the beneficial owners instruct their brokers how they wish to vote their shares.

If your shares are represented at the Meeting but you do not provide voting instructions (a “Broker Non-Vote”), your shares will be counted for purposes of establishing a quorum to conduct business at the Meeting but will not be counted in determining the number of shares voted for or against the non-routine matter.

What if I change my mind after I submit my proxy?

You may revoke your proxy at any time before your shares are voted by:

•	submitting a later dated proxy prior to the Meeting (by mail or online to be received before 11:59 p.m. Eastern Daylight Time, on May 10, 2026);

•	delivering a written request to return the executed proxy;

•	voting online at the Meeting; or

•	providing written notice of revocation to the Corporate Secretary of the Company at 1015 A Street, Tacoma, Washington 98402.

Where can I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. We plan to publish the final voting results in a Current Report on Form 8-K (“Form 8-K”) filed with the SEC within four business days of the Meeting. If final voting results are not available within the four business day time frame, we plan to file a Form 8-K disclosing preliminary voting results within the required four business days, to be followed as soon as practicable by an amendment to the Form 8-K containing final voting results.

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INFORMATION ABOUT THE MEETING

How can multiple shareholders sharing the same address request the receipt of only one set of proxy materials and other investor communications?

If you opt to continue to receive paper copies of our proxy materials, you may elect to receive future proxy materials, as well as other investor communications, in a single package per address. This practice, known as “householding,” is designed to reduce our paper use, printing, and postage costs. To make the election, please indicate on your proxy card under “Householding Election” your consent to receive such communications in a single package per address. Once we receive your consent, we will send a single package per household until you revoke your consent by notifying our Investor Relations Department at 1015 A Street, Tacoma, Washington 98402, by email at InvestorRelations@TrueBlue.com, or by phone at (253) 948-3258. We will start sending you individual copies of proxy materials and other investor communications within 30 days of your revocation. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of our 2025 Annual Report on Form 10-K, this proxy statement, or proxy card to a shareholder at a shared address to which a single copy of the documents was delivered.

Who may solicit proxies?

Proxies may be solicited by our officers, directors, and regular supervisory and executive employees, none of whom will receive any additional compensation for their services. We will bear the costs related to the solicitation of proxies.

We will arrange with brokerage firms, custodians, nominees, and fiduciaries to forward proxy materials to certain beneficial owners of Common Stock. We will reimburse such brokerage firms, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses that they incur as a result of forwarding the proxy materials.

Who will count the votes?

Broadridge Investor Services will count the votes and will serve as the independent inspector of election.

Proposals by Shareholders

How can a shareholder submit a proposal to be voted on at the 2027 Annual Meeting of Shareholders?

If a shareholder wishes to submit a proposal for consideration at the 2027 Annual Meeting of Shareholders (“2027 Meeting”) pursuant to our Bylaws, the shareholder must submit the proposal in writing to our principal executive offices located at 1015 A Street, Tacoma, Washington 98402, Attn: Corporate Secretary, which must be received no earlier than the close of business on the 120th day and no later than the close of business on the 90th day prior to the first anniversary of the date of the Meeting (for the 2027 Meeting, proposals must be received between January 11, 2027, and February 10, 2027), however, in the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered no later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In the event that the number of directors to be elected at a meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a proposal will be considered timely, only with respect to nominees for any new positions created by such increase, if received by the Corporate Secretary no later than the tenth day following the day on which the public announcement of the increase is first made. Any such proposal must comply with the requirements set forth in our Bylaws. Copies of the Bylaws are available to shareholders upon request to the Company’s Corporate Secretary.

If a shareholder wishes to have a proposal considered for inclusion in our 2027 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the proposal must comply with Rule 14a-8 and be received by the Company at InvestorRelations@TrueBlue.com or our principal executive offices located at 1015 A Street, Tacoma, Washington 98402, Attn: Corporate Secretary, by no later than 120 calendar days before the first anniversary of the

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INFORMATION ABOUT THE MEETING

date on which the Company is releasing this proxy statement to shareholders in connection with the Meeting (for the 2027 Meeting, proposals must be submitted by December 15, 2026).

A proposal for action to be presented by any shareholder at an annual meeting will be out of order and will not be acted upon unless it has been submitted in compliance with the requirements set forth in our Bylaws and is, under law, an appropriate subject for shareholder action.

Nominations by Shareholders

In accordance with our Bylaws, shareholders wishing to nominate a candidate must deliver the name and address of the shareholder as they appear on the Company’s books (or if the shareholder holds shares for the benefit of another person, the name and address of such beneficial owner) in a letter addressed to the Chair of the Governance Committee in care of the Company’s Corporate Secretary and mailed to the Company’s principal executive offices located at 1015 A Street, Tacoma, WA 98402, which must be received not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the Meeting (nominations for the 2027 Meeting must be received between January 11, 2027, and February 10, 2027), however, in the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder to be timely must be so delivered no later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The notice must include the information with respect to the shareholder and the nominee specified by our Bylaws. In addition to satisfying the foregoing requirements under our Bylaws with respect to advance notice of any nomination, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with all the requirements of Rule 14a-19 under the Exchange Act.

Additional Company Information

Where can I find more of TrueBlue’s corporate governance documents?

The following corporate governance materials are available and can be viewed and downloaded from the Governance Documents subsection of the Governance section of the Company’s Investor Relations website at https://investor.trueblue.com/corporate-governance/governance-documents.

•	The Company’s Amended and Restated Articles of Incorporation

•	The Company’s Amended and Restated Bylaws

•	The Company’s Corporate Governance Guidelines

•	The Audit Committee Charter

•	The Compensation Committee Charter

•	The Corporate Governance and Nominating Committee Charter

Additional relevant materials including the Company’s Anti-Bribery and Corruption Policy, Insider Trading Policy, and Code of Conduct and Business Ethics can be viewed and downloaded on our website at https://www.trueblue.com/corporate-reports.

Where can I find additional information about TrueBlue?

Our reports on Forms 10-K, 10-Q, 8-K, and other publicly available information should be consulted for other important information about TrueBlue. You can also find additional information about us on our website at www. TrueBlue.com. The mailing address of the principal executive offices of the Company is 1015 A Street, Tacoma, Washington 98402. The telephone number for the Company is (253) 383-9101.

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This section includes Proposal 1 to elect our directors and a description of the experience, skills, and qualifications of each director. and describes how our non-employee directors are compensated as well as the role and structure of our Board and our corporate governance framework.

20	Corporate Governance
36	Compensation of Directors
39	Proposal 1. Election of Directors

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Corporate Governance

This section describes the role and structure of our Board and our corporate governance framework.

Board and corporate governance have been a focus of the Company for over two decades, exemplified by the Company’s early adoption of a practice separating the CEO and Board Chair roles. The Governance and Nominating Committee also receives frequent updates on evolving corporate governance best practices and implements those practices most impactful or useful to the Company.

Leadership Structure

The board of directors (the “Board”) of TrueBlue, Inc. (“TrueBlue,” “Company,” “we,” “us,” or “our”) has divided the Board’s leadership among three positions:

•	Taryn R. Owen serves as Chief Executive Officer (the “CEO”);

•	Jeffrey B. Sakaguchi has served as Chair of the Board (the “Board Chair") since 2022 and will continue to serve through the end of the 2026 Annual Meeting of Shareholders (“2026 Meeting”);

•	R. Chris Kreidler will serve as Board Chair after the 2026 Meeting;

•	Colleen B. Brown has served as the Chair of the Corporate Governance and Nominating Committee (the “Governance Committee”) since 2022 and will continue to serve until the 2026 Meeting; and

•	Paul G. Reitz will serve as the Chair of the Governance Committee after the 2026 Meeting.

The Board believes that it is in the best interest of the shareholders and an efficient allocation of the time and responsibilities for Company leadership to separate the roles of CEO and Board Chair. The key duties and responsibilities of the Board Chair and the Chair of the Governance Committee are set forth in the tables below. When the Board Chair is not an independent director, we have appointed a lead independent director to ensure independent leadership of the Board when such independence was necessary or advisable for the Board.

Key Duties and Responsibilities
Board Chair	•	Plans the Board meeting calendar.
	•	Proposes the agenda for meetings of the Board and shareholders, with input from the CEO and other directors.
	•	Presides at meetings of the Board and the shareholders except where the Board Chair has a conflict or elects to delegate such responsibility to another director.
	•	Maintains effective communications between the Board and the CEO.
Chair of Governance Committee	•	Presides at meetings of the Board and the shareholders in the absence of the Board Chair.
	•	Leads the Governance Committee in discharging such responsibilities as may be established in its charter including without limitation:
• the annual evaluation processes for the CEO, the Board, and Board committees;
• the identification, review, and proposal of nominees (including the nomination of existing directors) to the Board;
• changes in the composition of the Board's committees; and
• the CEO succession planning process.
	•	Identifies, communicates, and reviews existing and new governance requirements, proposals, and trends.
	•	Undertakes such other matters as may be delegated to the Chair of the Governance Committee by the Board Chair.

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Director Independence

The Board affirmatively determines the independence of each director and nominee for election as a director in accordance with criteria set forth in the Company’s Corporate Governance Guidelines (the “Guidelines”), which include all elements of independence set forth in the New York Stock Exchange (“NYSE”) listing standards and related U.S. Securities and Exchange Commission (“SEC”) Rules and Regulations. At a regularly scheduled portion of each Board meeting or as part of the Governance Committee meetings, the independent directors meet in executive session without management or any non-independent directors present. The Board Chair, or if the Board Chair is not independent, Lead Independent Director, will preside over any executive session, provided that he or she has no conflict of interest with the subject matters under discussion. Otherwise, another presiding director will be chosen by a majority of non-management and non-conflicted directors. Independent directors have no material relationship with the Company, except as directors and shareholders of the Company.

Based on these standards, the Board made the independence determinations for each of our directors:

Name	Tenure	Independent
Colleen B. Brown	11.7 years	Yes
William C. Goings	10.0 years	Yes
William Greenblatt	0.2 year	Yes
Kim Harris Jones	9.9 years	Yes
R. Chris Kreidler	5.7 years	Yes
Sonita Lontoh	4.4 years	Yes
Taryn R. Owen	2.5 years	No(1)
Paul G. Reitz	2.6 years	Yes
Jeffrey B. Sakaguchi	15.3 years	Yes
Kristi A. Savacool	7.7 years	Yes
William J. Seward	0.2 year	Yes

(1)     Based on the NYSE rules, the Board determined that Ms. Owen is not independent because she is the CEO of the Company.

By having a majority of independent directors serve on the Board, there are several key benefits to the Company which are set forth in the table below.

Key Duties and Responsibilities
Independent Directors

•    Bring an objective view in balancing the concerns of interested parties and ensure the Board acts in the best interests of the Company on issues such as strategy, performance, risk management, resources, key appointments, and standards of conduct.

•     Safeguard and balance the concerns of all stakeholders.

•     In situations of conflict between management and shareholders’ concerns, aim towards the solutions which are in the best interest of the Company.

•     Establish suitable levels of compensation for the CEO and executive vice presidents.

•     Chair the Audit, Compensation, and Governance Committees.

•     Create a process of checks and balances on management and other directors.

•     Create an environment for innovation.

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Board Succession Planning

Board Refreshment

Since 2018, our Governance Committee, which leads our board recruitment and refreshment efforts, has worked to establish a pace of Board refreshment approximating one new director every two years. In 2025 we accelerated this pace of refreshment to include two new directors who were appointed to the Board in late 2025 effective on January 5, 2026. Since 2018, we have added the following six independent Board members:

Year	Director Added
2018	Kristi A. Savacool
2020	R. Chris Kreidler
2021	Sonita Lontoh
2023	Paul G. Reitz
2026	William Greenblatt
William J. Steward

The Board believes the current tenure mix of our directors is appropriate and in the best interest of shareholders. Mixing new directors with a few directors with more meaningful tenure best balances the benefit of new perspectives and ideas with the perspective and institutional knowledge available to longer serving members. By maintaining our steady cadence of board refreshment the Board continuously benefits from directors of experience with the new perspectives and approaches from new Board members.

Board Prioritized Skills and Experiences

In order to ensure that the Board’s 2025 refreshment efforts benefited from current best practices in Board refreshment and the perspective of a third party, the Governance Committee engaged an independent consulting firm to advise during this process. Through this engagement and process, the Governance Committee identified the skills and experiences to be prioritized in the 2025 Board candidate recruitment and search.

This table provides detail regarding the skills and experiences determined to be most valuable to the Board in 2025.

	Skill/Experience	Detail
	Public Company CEO	Active or recent public company CEO (ideally of a small-cap company with thin margins or in a cyclical industry).
	P&L / Operations	Seasoned operator leader with P&L responsibility (ideally in low-margin, small-cap business).
General Business	Financial Expert	Brings strong financial/accounting background and audit acumen via senior financial oversight roles or other broad risk management expertise in reviewing financial statements, audit, controls, and/or financial reporting.
	Governance	Experienced corporate governance leader with (other) recent public board experience.

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	Skill/Experience	Detail
	Labor / Adjacent Industry	Seasoned leader from a modern labor/staffing business or an analogous small-cap, low-margin, and cyclical industry.
	Vertical market / Customer Lens	Senior operator or functional leader at a business in the Company’s customer markets (e.g., healthcare) or adjacent market.
	Digital Innovation	Modern digital architect or innovation leader with experience advancing business capabilities and offerings through digitization.
Functional /	Sales & marketing	Consumer-oriented leader in senior branding, sales, and/or digital marketing (ideally within business services).
Specialized	Strategic Transformation	Has led business through significant transformation/crisis. Lived through start-up battles, turnaround, reorganization, disruption, and/or has evolved business, adapting to a changing business conditions.
	Investments & Deals	Successful investments/finance leader who has overseen significant growth.

Qualifications of Nominees

The Corporate Governance Guidelines include the criteria our Board believes are important in the selection of director nominees. While the Board has not established any minimum qualifications for nominees, the Board does consider the composition of the Board as a whole, the requisite characteristics (including independence, diversity, and experience in industry, finance, administration, and operations) of each candidate, and the skills and expertise of its current members while taking into account the overall operating efficiency of the Board and its committees. With respect to diversity, we broadly construe diversity to mean not only diversity of race, gender, and ethnicity, but also diversity of opinions, perspectives, and professional and personal experiences. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability, or any other basis proscribed by law. Service on other boards of directors and other commitments by directors will be considered by the Governance Committee and the Board when reviewing director candidates and in connection with the Board’s annual self-assessment process for current members of the Board.

Nominee Identification and Evaluation

The Governance Committee may employ a variety of methods for identifying and evaluating nominees for director. The Governance Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the need for diversity on the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated or arise, the Governance Committee considers potential candidates for director which may come to the Governance Committee’s attention through current Board members, professional search firms, shareholders, or other persons. These candidates will be evaluated at regular or special meetings of the Governance Committee and may be considered at any time during the year.

Under the Guidelines, the Governance Committee is responsible for reviewing with the Board the requisite skills and characteristics of new Board nominees in the context of the current Board composition. This assessment will consider the various attributes of a candidate as well as a comparison against the current skills and experience determined to be most valuable to the Board in exercising its role in oversight of and providing guidance to Management. For the Board’s refreshment efforts in 2025, reference was made to the Board prioritized skills and experience discussed above when evaluating candidates for Board positions.

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Although the Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director nominees, to help ensure that the Board remains aware of and responsive to the needs and interests of our shareholders, employees, clients, and other stakeholders, the Board believes it is important to identify qualified director candidates that would increase the diversity of experience, profession, expertise, skill, background, gender, racial, ethnic, cultural, and other diverse characteristics (“Characteristics”) of the Board. Accordingly, the Governance Committee has made an effort when nominating new directors to ensure that the composition of the Board reflects broad Characteristics.

The Governance Committee considers the entirety of each candidate’s credentials, in addition to diversity, as they fit with the current composition and skills and experience of the Board. The Company considers the Board to be a valuable strategic asset of the Company. To maintain the integrity of this asset, the membership of the Board has been carefully crafted to ensure that its expertise covers our broadly defined Characteristics, and these Characteristics will continue to be considered when nominating individuals to serve on the Board.

The Governance Committee will consider candidates recommended by shareholders. The Governance Committee will make an initial analysis of the qualifications of any candidate recommended by shareholders or others pursuant to the criteria summarized in this section to determine whether the candidate is qualified for service on the Board before deciding to undertake a complete evaluation of the candidate. If a shareholder or professional search firm provides any materials in connection with the nomination of a director candidate, such materials will be forwarded to the Governance Committee as part of its review. If the Governance Committee determines that additional consideration is warranted, it may engage a third-party search firm to gather additional information about the prospective nominee’s background and experience and report its findings to the Governance Committee. Other than the verification of compliance with procedures, shareholder status, and the initial analysis performed by the Governance Committee, the Governance Committee will treat a potential candidate nominated by a shareholder like any other potential candidate during the review process. In connection with this evaluation, the Governance Committee will determine whether to interview the prospective nominee. One or more members of the Governance Committee, and others as appropriate, will interview the prospective nominees. After completing this evaluation and interview, the Governance Committee will make a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board will determine the nominees after considering the recommendation and report of the Governance Committee.

Majority Voting for Directors

A nominee for director in an uncontested election who does not receive the majority vote required by our Amended and Restated Bylaws (the “Bylaws”) but who was a director at the time of the election shall not be elected, but shall continue to serve as a holdover director until the earliest of: (i) 90 days after the date on which an inspector determines the voting results as to that director pursuant to Section 23B.07 of the Washington Business Corporation Act; (ii) the date on which the Board appoints an individual to fill the office held by such director, which appointment shall constitute the filling of a vacancy by the Board; or (iii) the date of the director’s resignation. Any vacancy resulting from the non-election of a director under these circumstances may be filled by the Board as provided in Article II, Section 2.11 of the Company’s Bylaws. The Governance Committee will promptly consider whether to fill the position of a nominee failing to receive a majority vote and make a recommendation to the Board to fill the position. The Board will act on the Governance Committee’s recommendation and, within 90 days after the certification of the shareholder vote, will publicly disclose its decision. Except as provided in the next sentence, a director who fails to receive a majority vote for election will not participate in the Governance Committee’s recommendation or the Board’s decision about filling his or her office. If no director receives a majority vote in an uncontested election, then the incumbent directors: (i) will nominate a slate of nominee directors and hold a special meeting for the purpose of electing those nominees as soon as practicable; and (ii) may in the interim fill one or more director positions with the same director(s) who will continue in office until their successors are elected.

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CORPORATE GOVERNANCE

Shareholder Engagement

We value our shareholders’ feedback and are committed to engaging in constructive and meaningful dialogue with shareholders regarding our strategic focus, operating results, capital allocation priorities, governance practices, executive compensation program, and other areas of shareholder focus throughout the year. As part of our ongoing outreach, members of the Board, senior management, and investor relations routinely engage with investors through a variety of channels and initiatives. These efforts are designed to foster open communication, gather valuable feedback, and ensure alignment with shareholder interests. By leveraging these multiple touchpoints, we strive to maintain transparent and constructive relationships with our investors, address their questions and concerns, and incorporate their perspectives into our decision-making processes. The graphic below provides an overview of our key engagement strategies, highlighting the diverse methods we employ to connect with our investor community.

Any shareholder or interested party who wishes to communicate with our Board or any specific director, including non-employee directors, may write to Board of Directors, TrueBlue, Inc. c/o Corporate Secretary, 1015 A Street, Tacoma, Washington 98402. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must indicate whether or not the author is a shareholder and clearly state whether the intended recipients are all members of the Board or specific individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director(s). If the Company develops any other procedures, they will be posted on the Company’s website at www. trueblue.com. Procedures addressing the reporting of other concerns by shareholders, employees, or other third parties are set forth in our Code of Conduct.

During 2025, the Company received shareholder feedback regarding the current Board membership and encouraging the Board to consider adding additional skills and experience to the Board while reducing the average tenure of Board members. In response, the Governance Committee of the Board with the assistance of a third-party consultant, determined the skills and experiences that would be most beneficial to the Company if added to the

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CORPORATE GOVERNANCE

Board. The Board used this determination to engage in a recruiting effort, through a third-party, to find potential director candidates that possessed the desired additional skills and experience. As a result, in December 2025, the Board invited William Greenblatt and William J. Seward to join the Board, effective January 5, 2026.

Board and Committee Evaluations

Self-Evaluation Questionnaires

The Board annually assesses the performance and effectiveness of the Board, and the Audit and Compensation Committees, these committee chairs, the Board Chair, and each director through an annual evaluation, discusses the results of each annual self-evaluation and, as appropriate, implements enhancements and other modifications identified during the self-evaluation process. From time-to-time these evaluations are updated and modified to ensure evolving matters of corporate governance are addressed by this self-evaluation process.

The Board, Audit Committee, I&T Committee (defined below), and Compensation Committee also conducted annual self-evaluations by written questionnaire to provide feedback on performance and effectiveness of the Board and committees. The insights gained from these self-assessments directly inform Board activities throughout the year. The insights enable the Board and committees to make targeted enhancements to meeting conduct, governance protocols, and interactions with Company management. By continuously evaluating and refining our practices, the process strengthens Board effectiveness and aligns our oversight with the Company’s shareholder expectations.

Ongoing Feedback

Directors also provide ongoing, real-time feedback to management, committees, and the chairs of each committee, including the Board Chair, outside the formal annual self-assessment process, and specifically reserve time after each Board meeting to consider the effectiveness of that meeting and discuss potential improvements to various Board practices.

Review and Discussion

Independent legal counsel aggregates and summarizes the annual director questionnaire responses to promote candor and ensure feedback is not attributed to individual directors and provides guidance on material issues. The Governance Committee reviews the evaluation results for the Board and each committee and presents the results and findings to the full Board and each committee for further consideration and discussion.

Review of the Evaluation Process

The Governance Committee annually reviews the self-evaluation process to ensure that actionable and constructive feedback is solicited on the operations and performance of individual committees and the Board as a whole.

Feedback Incorporated

As an outcome of these discussions, the Board and its committees identify key substantive and procedural areas for increased Board effectiveness. Changes to the Board’s policies and practices are also considered and implemented based on self-evaluation results and ongoing feedback. Some of the actions taken recently in response to suggestions for improvement include:

•	Enhancing the Board’s experience and skills related to sales and marketing efforts in industries related to the Company’s industry through the addition of two new board members in late 2025;

•	Engaging an independent consulting firm to provide additional rigor and process to the Boards skills assessment and composition;

•	Accelerating the Board’s membership refreshment work;

•	Reducing the membership of the Governance Committee in order to streamline decision making and focus the committee’s agenda;

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•	Increasing the membership of the Compensation Committee to reflect the increasing complexity and importance of compensation matters;

•	Increasing the frequency of Board refreshment, reducing the average Board tenure from 10 years to less than 5 years;

•	Including discussions with management on Company strategy at each Board meeting;

•	Increasing discussions with third-party experts and consultants on a range of topics to enhance Board education;

•	Creating a formalized policy to support Board education and professional development; and

•	Increasing time at Board meetings devoted to committee reports to ensure all Board members are aware of key developments and decisions in all committees of the board.

Risk Management

Enterprise risk management is an integral part of our business processes and the Company has an enterprise risk management (“ERM”) program to integrate risk responsibilities within the current management structure. Specific risks are assigned to the Board’s committees and business area experts. The most significant risks are at least annually discussed with the Board as part of its active oversight of risks that could affect the Company. Risks may be delegated among the committees based on the expertise of each committee. Each committee and the Board discuss specific risks with management throughout the year, as appropriate. The Board believes the administration of this risk oversight function does not negatively affect the Board’s leadership structure.

The Board exercises an oversight role with respect to the most significant risks facing our Company and maintains responsibility for certain risks, while designating the Audit Committee with the primary responsibility for overseeing the Company’s ERM program and process. Management provides the Board with periodic reports on the Company’s risk and ERM program findings. The Audit Committee has responsibility to periodically review the Company’s guidelines, policies, and procedures to assess and manage risk exposure.

The individual committees also consider risk within their areas of responsibility as highlighted in the sections below. The committee chairs provide reports of their activities to the Board at each regular Board meeting including apprising the Board of any significant risks within their areas of responsibility and management’s response to those risks. Committees may also engage outside consultants to help them examine and identify risks to the company. For example, in 2025, the I&T Committee engaged outside consultants regarding the use of artificial intelligence and its impacts on business generally and the staffing and recruiting industries more specifically.

Meetings and Committees of the Board

The Board

Each director is expected to devote sufficient time, energy, and attention to ensure diligent performance of his or her duties and to attend all Board, committee, and shareholders’ meetings. The Board met ten (10) times during 2025. All directors attended at least 75% of the meetings of the Board and their respective committees served during the fiscal year ended December 28, 2025. Our Guidelines provide that each of our directors is expected to attend our annual meeting of shareholders and all directors serving at that time participated in the 2025 Annual Meeting of Shareholders on May 14, 2025.

Committees of the Board

The Board currently has three standing committees to facilitate and assist the Board in the execution of its responsibilities. These committees are the Audit Committee, the Compensation Committee, and the Governance Committee. All the committees are comprised solely of non-employee, independent directors. Charters for each committee are available on the Company’s website at https://investor.trueblue.com/corporate-governance/ governance-documents. The charter of each committee is also available in print to any shareholder upon request.

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For over 10 years, the Board has also had an Innovation and Technology Committee (“I&T Committee") that was responsible for monitoring and overseeing the Company’s key initiatives, projects, and investments related to innovation and technology. In September 2025, upon the recommendation of the I&T Committee, the Board voted to dissolve the I&T Committee after the successful conclusion of the major projects overseen by the Committee. The Board distributed the key areas of oversight and responsibility of the I&T Committee to other committees, or back to the Board itself, ensuring continued focus and effective oversight of the I&T Committee’s responsibilities. The I&T Committee met three times during 2025.

During the time period that the I&T Committee was constituted it was responsible for overseeing and advising management on significant Company digital policies and trends. It also was responsible for oversight of the Company’s technology initiatives, development of intellectual property and cybersecurity risks and related incidents, and disaster recovery. The Committee also provided oversight of protections for client, employee, candidate and associate data and the Company’s use of artificial intelligence. Finally, this Committee provided guidance on the risks and benefits associated with business model innovation and technology strategies, programs, investments and architecture decisions. When this Committee was dissolved in September 2025, these areas of oversight and guidance were re-delegated to the full Board of Directors, except for the oversight of the Company’s cybersecurity and disaster recovery programs, which were delegated to the Audit Committee for continued oversight.

The table below shows membership for each of the standing Board committees as of December 28, 2025, and the number of times each committee met in 2025, and outlines each committee’s key responsibilities and functions.

2025 Membership of Board Committees and Number of Meetings

Audit	Compensation	Governance	Innovation & Technology(1)
8 Meetings	5 Meetings	8 Meetings	3 meetings
Kim Harris Jones, Chair	William C. Goings, Chair	Colleen B. Brown, Chair	Kristi A. Savacool, Chair
R. Chris Kreidler	Colleen B. Brown	William C. Goings	Colleen B. Brown
Sonita Lontoh	Paul G. Reitz	Kim Harris Jones	William C. Goings
Jeffrey B. Sakaguchi	Kristi A. Savacool	R. Chris Kreidler	Kim Harris Jones
		Sonita Lontoh	R. Chris Kreidler
		Paul G. Reitz	Sonita Lontoh
		Jeffrey B. Sakaguchi	Taryn R. Owen
		Kristi A. Savacool	Paul G. Reitz
Jeffrey B. Sakaguchi

(1)	The Innovation & Technology Committee was dissolved in September 2025. These were the members of this committee as of the date of dissolution.

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2026 Board Committee Membership and Areas of Responsibilities and Oversight

Committees, Members as of May 11, 2026	Key Areas of Responsibility and Risk Oversight During 2026
Full Board

Retains responsibility for oversight of major Company initiatives and risks such as:

•     Company strategy, innovation, and investments;

•     Company competition and emerging business risks;

•     Mergers & acquisitions;

•     Major litigation;

•     Leadership and oversight of ethical standards;

•     Enterprise Risk Management;

•     Oversees Company technology initiatives and investments; development of intellectual property; use of artificial intelligence; and other emerging technology trends.

•     Leads the Company's response on environment, social, and governance issues.

Audit Committee Harris Jones (Chair) Greenblatt Kreidler Lontoh

•     Oversees the Company's accounting and financial reporting processes and audits of financial statements.

•     Prepares the Audit Committee report required by SEC rules to be included in the Company’s annual proxy statement.

•     Consults with the Company's independent external auditors and management to ensure the adequacy of internal controls that could significantly affect the Company's financial statements.

•     Reviews compliance policies to ensure alignment with legal and regulatory requirements.

•     Oversees the Company's Ethics and Compliance Program, including monitoring compliance with the Company's Code of Conduct and Business Ethics.

•     Oversees management's process for identifying risks and setting mitigation strategies.

•     Reviews and discusses with management the guidelines, policies, and procedures that govern the process by which the Company assesses and manages its exposure to risk.

•     Monitors the process and management of the Company-wide ERM program.

•     Oversees disaster recovery plans for the Company’s ongoing business activities.

•     Evaluates and approves or disapproves in advance all audit and non-audit services proposed to be provided by the independent auditors.

•     Monitors the Company's cybersecurity risks and related incidents. (Cybersecurity oversight moved to the Audit Committee, from the I&T Committee in December 2025.)

•     The Board has determined that each member of the Audit Committee is financially literate and that Ms. Harris Jones and Messrs. Greenblatt, and Kreidler each qualify as an “audit committee financial expert” under applicable SEC Rules.

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Committees, Members as of May 11, 2026	Key Areas of Responsibility and Risk Oversight During 2026
Compensation Committee Goings (Chair) Reitz Savacool Seward

•     Approves compensation, including incentive plan awards, for the CEO and executives.

•     Administers incentive compensation plans.

•     Monitors compliance with stock ownership guidelines.

•     Determines compensation levels for senior executives.

•     Prepares required disclosures regarding compensation practices.

•     Manages executive compensation risk.

•     Oversees the Company's human capital management ("HCM") program, including monitoring reports regarding the Company's HCM risks.

•     Reviews compensation and benefits policies and practices of the Company.

•     Approves incentive plan performance metrics and goals.

Corporate Governance and Nominating Committee Reitz (Chair) Harris Jones Kreidler Savacool

•     Oversees corporate governance matters.

•     Establishes criteria for Board membership, including experience, skill set, and the ability to act effectively on behalf of shareholders.

•     Identifies and reviews the candidates for the Board.

•     Provides a forum for independent directors to meet separately from management.

•     Reviews and recommends to the Board any changes to the Guidelines.

•     Oversees the Board’s evaluation process.

•     Conducts the CEO evaluation and succession planning process.

•     Reviews and determines compensation paid to non-employee directors.

•     Reviews any conflicts of interest and related party transactions and relationships involving directors and executive officers.

•     Monitors trends and best practices in corporate governance.

•     Monitors the Company's government relations activities.

Audit Committee

The Audit Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules and the independence standards set forth in Rule 10A-3 of the Exchange Act. The Governance Committee and the Board have determined that all the members of the Audit Committee are “financially literate” pursuant to the NYSE rules. For 2026, the Board has affirmatively determined that Ms. Harris Jones and Messrs. Greenblatt and Kreidler are “audit committee financial experts,” as such term is defined in Item 407 of Regulation S-K. The Board has adopted a charter for the Audit Committee, which is available on the Company’s website at https://investor.trueblue.com/corporate-governance/governance-documents. The charter is also available in print to any shareholder upon request.

Compensation Committee

The Compensation Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules. The Board has adopted a charter for the Compensation Committee, which is available on the Company’s website at https://investor.trueblue.com/corporate-governance/governance-documents. The charter is also available in print to any shareholder upon request. Additional information regarding the Compensation Committee and its procedures and processes for the consideration and determination of

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CORPORATE GOVERNANCE

executive compensation are included under the Compensation Discussion and Analysis section of this proxy statement. The Compensation Committee has not delegated its authority for consideration and determination of executive compensation to any other persons or groups. The consideration and determination of the Company's non-employee director compensation resides with the Governance Committee under its charter.

Compensation Committee Interlocks and Insider Participation

During 2025, none of the Company’s executive officers served as a member of a compensation committee or board of directors of any other entity that had an executive officer serving as a member of the Company’s Board.

Corporate Governance and Nominating Committee

The Governance Committee is comprised solely of non-employee directors, all of whom the Board determined are independent pursuant to the NYSE rules. The Board has adopted a charter for the Governance Committee, which is available on the Company’s website at https://investor.trueblue.com/corporate-governance/governance-documents. The charter is also available in print to any shareholder upon request.

Board Oversight of Corporate Strategy

Our Board takes an active role alongside management to formulate and review our long-term corporate strategy. This includes major business and organizational initiatives, growth opportunities, investments, and capital allocation priorities. Our Board works with our management team and considers the input from third parties as well as internally developed information related to long-term market trends and developments when considering long-term strategy alternatives. The Board is provided with a strategic update on a quarterly basis, where management and the Board conduct an in-depth review of various aspects of the corporate strategy. Additionally, on an annual basis, the Board and management undertake a comprehensive review of the progress made against our strategic goals for both the short- and long-term. This ongoing collaboration ensures that our strategic direction remains aligned with our goals, responsive to changing market conditions, and focused on returning the maximum value to shareholders.

Corporate Citizenship

The Company sees corporate citizenship matters as an essential component of sustainable Company performance and integral to the successful implementation of our long-term business strategy. These considerations inform how we manage the Company, including our risk management framework and our governance mechanisms for Board oversight and how we deliver sustainable growth that positively impacts our employees, clients, shareholders, and the communities in which we operate.

As the Company seeks to meet evolving stakeholder needs, the Board views matters of corporate citizenship as increasingly essential to the Board’s oversight of our business strategy. The Board is responsible for overseeing these efforts and receives regular updates from management on our sustainability strategy and activities. The Company’s corporate citizenship efforts are led by the chief legal officer, who chairs, leads, and manages our response to these issues for the Company, and engages stakeholders on these initiatives. Other senior leaders provide input through corporate organizations. The Company implements day-to-day corporate citizenship programs with support from senior managers and relevant corporate functions.

Key Corporate Citizenship Efforts

Our approach to corporate citizenship begins with understanding and acting on the issues that most impact our business performance and strategy. Since 2018, we have conducted assessments of significant non-economic risks, based on input from across the Company and alignment with leading external reporting frameworks. In assessing key material topics for our business and industry, we referenced the Sustainability Accounting Standards’ Board and added components most important to stakeholders across the Company.

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CORPORATE GOVERNANCE

Based on the various risks and a stakeholder materiality assessment, the Company found the following risks to be material or significant enough to warrant specific reporting efforts to our Board or appropriate Committee:

•	Board Governance;

•	Business Ethics;

•	Human Capital Management, including equity, inclusion, belonging, safety, health, and well-being;

•	Data Protection and Cybersecurity;

•	Skills Development; and

•	Recruitment and Retention.

These issues have been used by the Company to guide our corporate citizenship programs and provide additional reporting through our Corporate Citizenship Report.

Human Capital Management

Our human capital strategy is centered on our values and our employees. Ensuring a diverse and inclusive performance-driven culture is one of the key components of this corporate strategy and a corporate priority led by the Board. We invest in emerging talent through our human capital management (“HCM”) programs, recruitment strategies, talent management, and development programs for critical roles. Our HCM initiatives are included in the chartered responsibilities of the Compensation Committee. Relevant HCM metrics are reported on a regular basis to the Compensation Committee. Our online training platforms provide our employees with access to a multitude of training courses, videos, reference material, and other tools.

We also emphasize the health, safety, and wellness of our employees. We provide our employees and their families with flexible health and wellness programs, including competitive benefits. Our benefits include health, dental, and vision insurance, health savings and flexible spending accounts, paid time off, family leave, mental health resources, and family care resources.

The Board has long prioritized equity, inclusion, and belonging as a key aspect of corporate sustainability, setting an example for the Company’s leadership. These programs are seen as fundamental to our performance as a people-based company and critical to our strategic and competitive success. The Board has been recognized by the National Association of Corporate Directors (“NACD”) and other national and regional organizations for its efforts and success in becoming a diverse and inclusive board. The Board continues to foster and promote a diverse, talented, and well-trained workforce and a performance-driven workplace culture.

Management has also emphasized HCM programs throughout the Company. Individuals working on HCM and corporate citizenship initiatives report regularly to executive leadership, who brief our Board periodically throughout the year. These individuals also sponsor training to build awareness of HCM programs, and support Employee Resource Groups (“ERGs”), which are employee-led groups that create opportunities for employees to collaborate based on shared characteristics or life experiences to support each other for enhanced career and personal development. ERGs seek to maximize employee engagement and contribute to our overall business objectives by offering diverse perspectives, networking opportunities, and increased cultural awareness. We currently have nine ERGs for employees sharing similar ethnicity, nationality, gender, lifestyle choice, or life experience and their respective allies. Through these initiatives, we learn how our differences build stronger teams and how our histories reveal similarities.

Professional Integrity

Professional ethics are monitored at the Board level by the Audit Committee. The chief ethics and compliance officer oversees risks related to professional integrity and ethics, ensuring regular training for Company employees on our Code of Conduct and Business Ethics (“Code of Conduct”), anti-fraud, bribery and corruption efforts, and third-party risk management program, and provides regular reports to the Audit Committee of these efforts and any breaches of ethical conduct by Company employees. Our Code of Conduct covers topics including avoiding conflicts of interest, maintaining confidentiality, anti-harassment and discrimination, among others.

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CORPORATE GOVERNANCE

We believe a strong ethical culture is key to attracting and retaining talented employees. We engage an independent third party to measure the ethical culture of the Company by assessing employees’ and leaders’ perception of the Company’s ethical culture. The results of these surveys are reported and distributed throughout management and the Board, and are used to create actionable plans to highlight the value of our ethical culture.

Cybersecurity

The Board acknowledges the importance of assessing, identifying, and managing material risks associated with cybersecurity threats. From 2011 until September 2025, our I&T Committee was responsible for the oversight of risks from cybersecurity threats. This responsibility shifted to the Audit Committee, and at its December 2025 meeting, the Audit Committee received its first report on cybersecurity from our Chief Digital Officer and Chief Information Security Officer. At least quarterly, management provides the Audit Committee (or the I&T Committee until September 2025), with updates regarding our cybersecurity risks, threats, and efforts focused on mitigating those risks. These updates are provided by our Chief Digital Officer and our Chief Information Security Officer, and include recent developments in cybersecurity, the Company’s actual experience with cybersecurity incidents, and the systems and processes in place to defend against cyberattacks. Should a material or potentially material cybersecurity incident occur, the Board will immediately be notified of such event by the Company’s CEO. As part of our ongoing cybersecurity risk management and strategy processes, we leverage technology and established processes, procedures, risk assessments, third-party due diligence and other controls to identify, assess, monitor, and manage material cybersecurity risks. Additional information on these processes can be found in Item 1C of the Company’s 2025 Annual Report filed on February 18, 2026.

Corporate Environmental Stewardship & Management

We are committed to promoting environmental sustainability both internally, by minimizing our corporate environmental footprint, and externally by developing digital tools that modernize how people are connected with work and reducing our employees’ need for daily transportation to our branches or to face-to-face interviews.

We strive to reduce our corporate environmental footprint by seeking opportunities for increased efficiency and resource conservation. We perform annual greenhouse gas (GHG) assessments, and the results of these assessments are published in our Corporate Citizenship Report. We will continue to refer to the Task Force on Climate-Related Financial Disclosures (TCFD) framework to further develop measurable environmental goals for the Company. Since 2022, we have disclosed our Scopes 1, 2, and 3 emissions through our Corporate Citizenship Report.

Corporate Citizenship Report

A more detailed disclosure of more of our corporate citizenship efforts as a Company can be found in our Corporate Citizenship Report on our website at trueblue.com/corporate-citizenship/. This report is updated from time to time and contains a description of our corporate citizenship efforts more broadly, as well as disclosure of some of the metrics we use to measure and improve our performance in these important areas for the Company. The Corporate Citizenship Report on our website does not form a part of this proxy statement.

Corporate Governance Guidelines

The Corporate Governance Guidelines (the “Guidelines”) are available at https://investor.trueblue.com/corporate-governance/governance-documents. Shareholders may request a free printed copy by contacting TrueBlue, Inc., Investor Relations, 1015 A Street, Tacoma, Washington 98402. The Guidelines were adopted by the Board to best ensure that the Board is independent from management, that the Board adequately performs its function as the overseer of management, and that the interests of the Board and management align with the interests of the shareholders.

On a quarterly basis, each director and executive officer is obligated to complete a questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

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CORPORATE GOVERNANCE

Insider Trading Policies and Procedures

We have adopted an insider trading policy and procedures applicable to our directors, officers and employees, and have implemented processes for the Company we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and the New York Stock Exchange listing standards. The Company also follows these procedures and requirements for the repurchase of its securities. Our insider trading policy was included in the exhibit list to our Annual Report on Form 10-K for the year ended December 28, 2025, filed on February 18, 2026.

Code of Conduct and Business Ethics

Our Code of Conduct is applicable to all directors, officers, and employees of the Company. Our Code of Conduct is available at www.trueblue.com/code-of-conduct. Shareholders may also request a free printed copy from TrueBlue, Inc., Investor Relations, 1015 A Street, Tacoma, Washington 98402.

The Company intends to disclose any amendments to the Code of Conduct (other than technical, administrative, or non-substantive amendments) and any waivers of a provision of the Code of Conduct for directors or executive officers on the Company’s website at www.trueblue.com. Information on the Company’s website, however, does not form a part of this proxy statement.

Related Person Transactions

The Board has adopted a Related Party Transaction Policy, which sets forth the policies and procedures for the review and approval or ratification of “Related Person Transaction(s).” A Related Person Transaction is defined to include transactions, arrangements, or relationships in which the Company is a participant, the amount involved exceeds $120,000, and a Related Person has or will have a direct or indirect material interest. “Related Person” is defined to include directors, executive officers, director nominees, beneficial owners of more than 5% of the TrueBlue shares (“Common Stock”), and members of their immediate families, or any person, sharing the same household. A Related Person Transaction must be reported to the Company’s chief legal officer and reviewed and approved by the Governance Committee. Under certain circumstances, a transaction may be approved by the Chair of the Governance Committee subject to ratification by the full Governance Committee at its next meeting. In determining whether to approve or ratify a Related Person Transaction, the Governance Committee, as appropriate, shall review and consider:

•	the Related Person’s interest in the Related Person Transaction;

•	the approximate dollar value of the Related Person Transaction;

•	the approximate dollar value of the Related Person’s interest in the Related Person Transaction without regard to the amount of any profit or loss;

•	whether the Related Person Transaction was undertaken in the ordinary course of business of the Company;

•	whether the Related Person Transaction is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third-party;

•	the purpose of, and the potential benefits to the Company of, the Related Person Transaction; and

•	any other information regarding the Related Person in the context of the proposed Related Person Transaction that would be material to investors in light of the circumstances of the particular transaction.

After reviewing all facts and circumstances, the Governance Committee may approve or ratify the Related Person Transaction only if it determines that the transaction is in, or is not inconsistent with, the best interests of the Company.

There were no Related Person Transactions in 2025.

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CORPORATE GOVERNANCE

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers, directors, and certain other persons to timely file certain reports regarding ownership of, and transactions in, the Company’s securities with the SEC. Based solely on the Company’s review of forms received by it, or representations from certain reporting persons, the Company believes that during 2025 all applicable Section 16(a) filing requirements were met and that all such filings were timely, except for an initial report of holdings filed on Form 3 for Mr. Brian Capone, who was appointed as our Senior Vice President and Chief Accounting Officer effective January 12, 2026, due to administrative delays in receiving SEC filing codes and Edgar Next system access.

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Compensation of Directors

This section describes how our non-employee directors are compensated.

Retainers and Committee Fees

Periodically, the Corporate Governance and Nominating Committee (“Governance Committee”) engages a third-party consultant to review the retainer and committee fees paid to the non-employee directors on our Board. This consultant provides information related to the retainer and fee levels of our peer companies, as well as information regarding best practices and emerging trends in the payments to non-employee directors. Information provided by the consultant is considered by the Governance Committee but does not directly determine any of the Company’s actual retainer or fee arrangements. The Governance Committee applies its informed judgment when establishing the levels and payments of retainers and fees.

In late 2024, the Governance Committee engaged a third-party consultant, Willis Towers Watson (“WTW”) to advise the Governance Committee on changes in non-employee director compensation levels and practices. The WTW study recommended certain changes and increases to the Board compensation practices, but after consideration and discussion, members of the Governance Committee determined that 2025 compensation levels would remain unchanged from 2024 levels for non-employee directors. The Board again considered non-employee director compensation levels during 2025, and no changes to Board compensation were made during 2025. The Board of Directors’ compensation has remained unchanged since 2022.

For 2025, non-employee directors received the following cash compensation paid in quarterly installments: (a) an annual cash Board retainer, (b) an annual cash committee retainer, and, if applicable (c) an annual cash committee chair supplement. The schedule of payments for 2025 are set forth in the table below. As discussed previously, the I&T Committee was dissolved in September 2025 and therefore, no quarterly installment payments were made for the I&T Committee in the fourth quarter.

Annual Cash Retainer	2025 Amount
Board Retainer
Board Chair	$122,000
Other Directors	$77,000
Committee Retainer
Audit Committee	$12,500
Compensation Committee	$12,500
Governance Committee	$5,000
Innovation and Technology Committee	$5,000
Committee Chair Supplement
Audit Committee, Chair	$15,000
Governance Committee, Chair	$15,000
Compensation Committee, Chair	$15,000
Innovation and Technology Committee, Chair	$15,000

Equity Grants

Each non-employee director also receives an annual grant of restricted stock units (“RSUs”) that is typically granted on the second day after the release of our annual earnings. Beginning with our 2025 equity grants to non-employee directors, RSUs vest on the first anniversary of the date on which they were granted. Accordingly, the Common Stock underlying the 2025 RSUs vested on February 21, 2026. Non-employee directors appointed during the year are entitled to receive a pro-rata grant, on their first day of service to the Board, as follows: 100% if appointed on or

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COMPENSATION OF DIRECTORS

prior to the first quarterly Board meeting, 75% if appointed on or prior to the second quarterly Board meeting, 50% if appointed on or prior to the third quarterly Board meeting, and 25% if appointed on or prior to the last quarterly Board meeting of the year.

In 2025, the Board Chair received an award of RSUs with a target value of $175,000. All other non-employee directors received an award of RSUs with a target value of $135,000. The Audit Committee and Compensation Committee Chairs received an additional award of RSUs with a value of $10,000 while all other committee chairs received an additional award of RSUs with a target value of $7,500. The Company determined the number of RSUs of each such award based on the average closing price of Common Stock during the 60 trading days prior to and including the second full trading day after the announcement of the Company’s fourth quarter and year-end financial results, which was approximately $7.87 per share.

Equity Retainer and Deferred Compensation Plan for Non-Employee Directors

Each non-employee director is able to participate in the Equity Retainer and Deferred Compensation Plan for Non- Employee Directors (the “Director Equity Plan”). Under this plan, a director may elect to modify the manner in which he or she receives the annual retainer from the Company. Directors are given the option to make an irrevocable election to convert up to 100% of his or her cash retainer to an equity retainer, and then further elect to receive up to 50% of the equity retainer in the form of stock options, rather than Common Stock. In addition, a director may make an irrevocable election to defer settlement of all or part of his or her annual RSU grant to a time after he or she leaves the Board.

2025 Non-Employee Director Compensation Table

The table below discloses the compensation earned by each of the Company’s non-employee directors during the last completed fiscal year. Ms. Owen, our President and Chief Executive Officer, does not receive any additional compensation for her service on the Board. Please see the “2025 Summary Compensation Table” for the compensation received by Ms. Owen with respect to her service as Chief Executive Officer during 2025.

Name	Fees Earned and Paid in Cash	Stock Award Grant Date Fair Value(1)	Total
Colleen B. Brown(2)	$ 113,250	$ 114,824	$ 228,074
William C. Goings(3)	$ 113,250	$ 116,834	$ 230,084
Kim Harris Jones(4)	$ 113,250	$ 116,834	$ 230,084
R. Chris Kreidler(5)	$ 98,250	$ 108,782	$ 207,032
Sonita Lontoh(6)	$ 98,250	$ 108,782	$ 207,032
Paul G. Reitz(7)	$ 98,250	$ 108,782	$ 207,032
Jeffrey B. Sakaguchi(8)	$ 143,250	$ 141,008	$ 284,258
Kristi A. Savacool(9)	$ 109,500	$ 114,824	$ 224,324

(1)	This column represents the grant date fair value of RSUs awarded to each of the non-employee directors in 2025 in accordance with Financial Accounting Standards Board Accounting Standards Codification Accounting for Stock Compensation (“FASB ASC Topic 718”). The amounts are calculated using the closing price of Common Stock on the grant date, which was $6.34 for all directors. For additional information, refer to Note 11 to the Consolidated Financial Statements found in Item 8 of Part II of our 2025 Annual Report (listed under Stock-Based Compensation).

(2)	Ms. Brown holds 18,111 RSUs and 41,904 shares of Common Stock. Ms. Brown has no vested stock options.

(3)	Under the Director Equity Plan, Mr. Goings elected to defer settlement of 100% of his equity retainer in the form of 18,428 RSUs until 90 days after his separation from the Board. Additionally, Mr. Goings holds 36,965 deferred shares. Mr. Goings has no shares of Common Stock and no vested stock options.

(4)	Under the Director Equity Plan, Ms. Harris Jones elected to defer settlement of 100% of her equity retainer in the form of 18,428 RSUs until 90 days after her separation from the Board. Additionally, Ms. Harris Jones holds 46,684 deferred shares, owns 5,341 shares of Common Stock, and has no vested stock options.

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COMPENSATION OF DIRECTORS

(5)	Under the Director Equity Plan, Mr. Kreidler elected to defer settlement of 100% of his equity retainer in the form of 17,158 RSUs until 90 days after his separation from the Board. Additionally, Mr. Kreidler holds 26,940 deferred shares, owns 13,717 shares of Common Stock, and has no vested stock options.

(6)	Ms. Lontoh holds 17,158 RSUs and 30,195 shares of Common Stock. Ms. Lontoh has no vested stock options.

(7)	Mr. Reitz holds 17,158 RSUs and 13,588 shares of Common Stock. Mr. Reitz has no vested stock options.

(8)	Mr. Sakaguchi holds 22,241 RSUs and 66,469 shares of Common Stock. Mr. Sakaguchi has no vested stock options.

(9)	Under the Director Equity Plan, Ms. Savacool elected to defer 100% of her equity retainer in the form of 18,111 RSUs until 90 days after her separation from the Board. Additionally, Ms. Savacool holds 37,263 deferred shares, owns 6,596 shares of Common Stock, and has no vested stock options.

Non-Employee Director Stock Ownership Guidelines

Each non-employee director is expected to hold shares of Common Stock equal in value to at least five times the director’s base annual cash retainer. Both directly and indirectly held RSUs and deferred shares are included in this calculation, but options for purchasing Common Stock in the future are not included in the calculation. New directors are allowed five years in which to reach the ownership guidelines. For the purpose of determining compliance, the Company determines the number of shares required on an annual basis with the value of the shares to be determined on a trailing 12-month average daily stock price. After reaching the specified ownership target, directors are considered compliant with the ownership guidelines, provided they have not sold shares in a manner that causes them to fall out of compliance directly after the sale. Additionally, directors are expected to retain net after-tax shares received as compensation and not otherwise transfer any shares of Common Stock until the ownership target is again met. As of the end of the 2025 fiscal year, all non-employee directors either met these guidelines or were within the first five years and on track to meet these guidelines.

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Directors

This section includes Proposal 1 to elect our directors and a description of the experience, skills, and qualifications of each director.

PROPOSAL 1.

ELECTION OF DIRECTORS

The Nominees

In addition to the independence matters described under “Corporate Governance,” the Board and the Governance Committee considered the specific qualifications, experience, skills, background, judgment and other attributes of the director nominees named herein and concluded that based on these factors, and including each director nominee’s demonstrated business acumen, ability to exercise sound judgment, integrity and collegiality, such individuals should serve as directors of the Company. The Board believes that each director nominee is individually qualified to make unique and substantial contributions to the Board, and that, collectively, their mix of skill sets and perspectives support the Board in providing the Company with valuable insight and effective oversight with respect to its business, overall performance and strategic direction.

The matrix below presents the prioritized competencies that the Board has identified as particularly valuable to its oversight of the Company and illustrates how the current nominees individually and collectively represent them. This matrix is intended to provide a summary of our director nominees’ qualifications and is not a complete list of each director nominee’s strengths or contributions to the Board. In addition, we have included certain demographical information below. Additional details on each director nominee’s experiences, qualifications, skills and attributes are set forth in their biographies.

Nominee Attributes

Tenure	Age	Gender	Racial/Ethnic Diversity
4.8 years	60 years	44%	33%
Average Tenure of Nominees	Average age of Nominees	of Nominees are women	of Nominees are racially/ ethnically diverse

	Attributes						Committees
	Age (Years)	Tenure (Years)	Independent	Gender Diverse	Racial / Ethnically Diverse	Total Public Company Boards	Audit	Compensation	Governance
Taryn R. Owen	47	2.5		✓		1
R. Chris Kreidler
(Chair-Elect)	62	5.7	✓			1	✓		✓
William C. Goings	68	10.0	✓		✓	2		✓
William Greenblatt	67	0.2	✓			1	✓
Kim Harris Jones	66	9.9	✓	✓	✓	3	✓		✓
Sonita Lontoh	50	4.4	✓	✓	✓	2	✓
Paul G. Reitz	53	2.6	✓			2		✓	✓
Kristi A. Savacool	66	7.7	✓	✓		1		✓	✓
William J. Seward	58	0.2	✓			1		✓
Average	60	4.8	8 of 9	44%	33%	1.6

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DIRECTORS

2026 Nominee Prioritized Skills and Experience

Prioritized Skills and Experience
	General Business				Functional / Specialized
	Public Company CEO	P&L / Operations	Financial Expert	Governance	Labor / Adjacent Industry	Vertical Market / Customer Lens	Digital Innovation	Sales & Marketing	Strategic Transformation	Investments & Deals
Taryn R. Owen	✓	✓	✓		✓	✓	✓	✓	✓	✓
R. Chris Kreidler (Chair-Elect)			✓	✓		✓		✓	✓	✓
William C. Goings		✓	✓	✓					✓	✓
William Greenblatt		✓	✓			✓	✓	✓	✓	✓
Kim Harris Jones		✓	✓	✓					✓	✓
Sonita Lontoh		✓		✓		✓	✓	✓	✓	✓
Paul G. Reitz	✓	✓	✓	✓	✓				✓	✓
Kristi A. Savacool		✓			✓	✓	✓	✓	✓	✓
William J. Seward		✓			✓	✓	✓	✓	✓	✓

The board of directors (the “Board”) has nominated the following persons for election as directors: William C. Goings, William Greenblatt, Kim Harris Jones, R. Chris Kreidler, Sonita Lontoh, Taryn R. Owen, Paul G. Reitz, Kristi A. Savacool, and William J. Seward. The Board recommends a vote “FOR” each of the nominees. General information regarding the nomination process is included in the Corporate Governance section under “Nominations for Directors.”

✓	FOR	THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE

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Director Biographies

William C. Goings	Independent

Age: 68

Director since:

April 2016

Committees: Compensation
(Chair since December 2020)

CURRENT DIRECTORSHIPS

●	AARP Service, Inc. (private)

●	Encore Capital Group (public)

●	Penn Mutual Insurance Company (private)

DIRECTOR QUALIFICATIONS

Mr. Goings brings extensive board governance, leadership, and business operations expertise. He currently serves in board director, including committee chair, roles and previously served as a senior officer of a large multinational corporation, and has executive-level, operations-focused strategic planning and problem solving expertise. He has advised companies regarding strategy development and implementation, business transformation, management development and succession planning, mergers, acquisitions and divestitures, risk management, human capital management, technology and innovation, and business development. Mr. Goings’ experience bringing focus on P&L management to companies in transformation provides valuable insight to the Company’s leadership team.

KEY SKILLS AND EXPERTISE

●	Governance. Mr. Goings brings extensive governance and professional experience to the Board, currently serving as a director and in leadership positions on several boards.

●	P&L / Operations. Mr. Goings brings relevant and valuable global business operating experience, strategic planning, leadership development, M&A, and problem-solving with a results-oriented approach.

●	Finance. Mr. Goings brings three decades of financial, investment, and banking expertise.

●	Strategic Transformation. Mr. Goings has worked for global companies as a business unit chief executive officer and in functional roles in strategic planning, international business development, digital business models, and corporate banking.

PROFESSIONAL HIGHLIGHTS

●	TD Bank Group. Executive Vice President (2012-2013), and TD Insurance, President and Chief Executive Officer (2010-2012) and Senior Vice President and Chief Operating Officer (2009-2010) focused on business development and turn-around strategies. Retired from TD Bank Group in 2013.

●	Genworth Financial (2004-2009) in a variety of operating roles for global financial services companies.

●	GE Capital (1997-2004) in positions responsible for global strategic planning and business development.

●	Member of National Association of Corporate Directors

EDUCATION

●	Northwestern University, Kellogg School of Business Management, MBA - Business Management

●	Morehouse College, BA - Business Administration

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DIRECTOR BIOGRAPHIES

William Greenblatt	Independent

Age: 67

Director since:
January 2026

Committees: Audit

CURRENT DIRECTORSHIPS

●	Montague Street Capital LLC (private)

●	Montague Street Private Partners LLC (private)

●	Remote Legal Court Reporting (private)

●	Field Control Analytics (private)

PREVIOUSLY HELD DIRECTORSHIPS

●	Andover National Corporation (public)

●	Sterling Backcheck (private)

●	Fairygodboss, Inc. (private)

DIRECTOR QUALIFICATIONS

Being the founder and former CEO of Sterling Check Corporation (“Sterling”), a leading global provider of employment background screening and verification solutions, Mr. Greenblatt brings to the Board decades of human capital industry and executive experience. Under his leadership, Sterling fundamentally transformed the way companies hire and retain the best talent for their organizations. His deep breadth of knowledge in operations, law, finance, and business development makes him a valuable resource to the Company’s leadership team.

KEY SKILLS AND EXPERTISE

●	P&L / Operations. Serving as founder and CEO of Sterling, a large human capital markets company, provided Mr. Greenblatt with direct and detailed experience managing successful value creation and growth.

●	Customer Markets. Mr. Greenblatt’s long-term experience as founder and CEO of Sterling provide insight into the company’s customers and the human capital industry that is valuable to the Company and Board.

●	Sales and Marketing. Having previously founded and grown Sterling, Mr. Greenblatt brings long-term and hands-on experience selling human capital services to customers similar to the Company’s customers.

●	Investments and Deals. Mr. Greenblatt’s role with Montague Street Capital provides unique insight into investments and corporate transactions in various markets.

PROFESSIONAL HIGHLIGHTS

●	Montague Street Capital, Founder and Chair (2020-present).

●	First Advantage (Public), current Board of Director Advisor.

●	Sterling, Previously, Mr. Greenblatt founded Sterling in 1975 and served as its Chief Executive Officer until 2014 and served as its chair until 2019. He returned to the role of Chief Executive Officer of Sterling in 2018 and then later Co-Chief Executive Officer through 2019.

●	Honored by Ernst & Young in 2006, and by the University of Maryland in 2010, as Entrepreneur of the Year.

EDUCATION

●	University of Maryland, BA - Arts and Humanities

●	Cardozo Law School, JD

COMMUNITY INVOLVEMENT

●	University of Maryland, former board member

●	Cardozo School of Law, board member

●	NYU Langone Health, board of overseers

●	Success Academy Charter Schools, board member

●	JCRC, board member

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	42

DIRECTOR BIOGRAPHIES

Kim Harris Jones	Independent

Age: 66

Director since:

May 2016

Committees: Audit (Chair since March 2020), Corporate Governance

CURRENT DIRECTORSHIPS

●	United Rentals Inc. (public)

●	Caesars Entertainment, Inc. (public)

PREVIOUSLY HELD DIRECTORSHIPS

●	Fossil Group, Inc. (public)

DIRECTOR QUALIFICATIONS

Ms. Harris Jones’ has extensive financial, management, and business experience at large, complex companies undergoing significant corporate change. More recently she has accumulated additional experience as a board director with other public companies. These qualities provide the Company with an invaluable perspective on matters regarding accounting, financial reporting, and corporate transformation.

KEY SKILLS AND EXPERTISE

●	Financial Expert. Ms. Harris Jones brings decades of experience overseeing the financial condition of large organizations.

●	Investments and Transactions. Ms. Harris Jones brings decades of financial experience with large multi-national organizations undergoing structural changes and facing adverse economic conditions

PROFESSIONAL HIGHLIGHTS

●	Mondelēz International, Kraft Foods, Senior Vice President - Corporate Controller & FP&A lead (2009- 2015). During her tenure with Mondelēz, Ms. Harris Jones also served as CFO of the Latin Operations and oversaw the accounting for the spin-off of Kraft Foods. She retired from Mondelēz in 2015.

●	Chrysler, 17 years in finance leadership roles where her last position held was Senior Vice President- Corporate Controller and General Auditor. In this role she assisted management through the filing and emergence from bankruptcy.

●	Deloitte & Touche; General Motors, Ms. Harris Jones began her career working for Deloitte & Touche and also worked for 6 years with General Motors prior to joining Chrysler.

EDUCATION

●	University of Michigan, BBA - Accounting

●	University of Michigan, MBA - Finance

COMMUNITY INVOLVEMENT

●	Ethiopian North American Health Professionals Association

●	Harris-Jones Charitable Gift Foundation, President and Chair of the Board

●	Consortium for Graduate Study in Management, Finance Committee

●	National Black MBA Association, Lifetime Member

OTHER

Ms. Harris Jones has been named to the list of “25 Women to Watch” by CFO Magazine, to the list of “75 Most Powerful Women in Business” by Black Enterprise Magazine, to the lists of “2021 Most Influential Black Corporate Directors” and “2024 Most Influential Corporate Directors” by Savoy Magazine, and the list of “2025 Directors to Watch” by Directors & Boards.

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DIRECTOR BIOGRAPHIES

R. Chris Kreidler	Independent

Age: 62

Director since:

July 2020

Board Chair beginning
May 11, 2026

Committees: Corporate Governance, Audit

CURRENT DIRECTORSHIPS

●	SoulFoods (private; UK and Canada)

●	Alyasra Foods (private; Kuwait, Iraq, Saudi Arabia, UAE)

PREVIOUSLY HELD DIRECTORSHIPS

●	Aimia, Audit Committee Chair (public)

●	P.F. Chang’s China Bistro, Audit Committee Chair (private)

●	Wok Holdings (private)

●	BradyIFS (private)

DIRECTOR QUALIFICATIONS

Mr. Kreidler’s service as a former C-level financial executive with domestic and international experience and with deep strategic planning, operational, and transactional expertise provides a valuable resource to the Company. His extensive board experience provides the Company with insights to develop creative solutions for complex business issues and focus on delivery of desired strategic outcomes that create high shareholder, organizational, and client value.

KEY SKILLS AND EXPERTISE

●	Finance Expertise. Mr. Kreidler brings almost four decades of financial and accounting expertise and leadership at global brands, emphasizing cost management, capital allocation, and efficiency.

●	Strategic Transformation. Mr. Kreidler brings a lengthy tenure with large multinational brands where he led corporate strategy, M&A and financial planning.

●	Investments and Deals. Mr. Kreidler’s deep experience with all sizes of M&A and corporate restructuring allow him to provide the Company with advice and guidance regarding the management and consideration of strategic corporate change.

PROFESSIONAL HIGHLIGHTS

●	McKinsey & Company, a strategy and management consulting firm, currently serves as a Senior Advisor and member of the M&A Advisory Counsel. Regularly serves as faculty for M&A integration forums and separation forums (2016-present).

●	The Ariel Group (2019-present) and Russell Reynolds Associates (2023-present), currently serves as C-suite coach and mentor.

●	Sysco Corporation, Former EVP and CFO (2009-2015), responsible for global financial functions and the efforts to develop a new corporate strategy in a maturing industry and difficult economic environment.

●	C&S Wholesale Grocers, Former EVP, CFO, and Chief Customer Officer, responsible for responsible for all financial functions, strategy, chain customer sales and grocery retail operations.

●	Yum! Brands, Inc., SVP Corporate Strategy and Treasurer.

EDUCATION

●	Rice University, BA - Economics/Managerial Studies

●	Jones Graduate School of Business, Rice University, MBA - Accounting/Marketing/Management Information Systems

COMMUNITY INVOLVEMENT

●	Board of Advisors for the Jones Graduate School of Business at Rice University

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DIRECTOR BIOGRAPHIES

Sonita Lontoh	Independent

Age: 50

Director since:
October 2021

Committees: Audit

CURRENT DIRECTORSHIPS

●	Sunrun, Inc. (public)

DIRECTOR QUALIFICATIONS

Ms. Lontoh brings deep expertise in digital transformation, AI governance, customer experience, global marketing, and innovation. Her leadership experience at both innovative high-growth businesses at large, global Fortune 100 companies, and at entrepreneurial, venture-backed Silicon Valley technology companies, provides valuable insight, foresight, and perspective to the Company’s digital and growth strategies.

KEY SKILLS AND EXPERTISE

●	Sales and Marketing. Ms. Lontoh brings extensive global marketing and customer experience leadership from Fortune 100 and technology companies, supporting oversight of data and analytics-based brand strategy, go to market execution, and sustainable growth.

●	Digital Innovation. Ms. Lontoh brings deep experience in digital transformation and emerging technologies arising from her executive roles in AI governance, digital manufacturing, industrial IoT, and large scale enterprise innovation.

●	Strategic Transformation. Ms. Lontoh offers significant experience leading corporate strategy and digital transformation initiatives across global organizations, guiding long term growth, operational modernization, and organizational change.

PROFESSIONAL HIGHLIGHTS

●	Partner, Alpha, an AI governance company (2026-present)

●	Advisor, Sway Ventures, a Silicon Valley venture capital firm (2022-present)

●	Former CMO, Personalization, 3D Printing & Digital Manufacturing at HP Inc., a global technology company (2018-2022)

●	Former senior executive, Digital Grid at Siemens AG, a global leader in automation and digitalization solutions

●	Former senior executive in technology, innovation and marketing at Trilliant Inc., a global provider of IoT solutions

●	Various former leadership roles in strategy, and innovation at PG&E, one of the largest energy providers in the United States

EDUCATION

●	University of California, Berkeley – B.S. in Industrial Engineering, Operations Research

●	Massachusetts Institute of Technology (MIT) – Master of Engineering (Logistics / Supply Chain)

●	Kellogg School of Management, Northwestern University – MBA

●	NACD directorship-certified, NACD Climate Governance certification

OTHER

●	Financial Times Agenda Future 50 Directors

●	Wall Street Journal Board of Directors Council Founding Member

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DIRECTOR BIOGRAPHIES

Taryn R. Owen	Not Independent

Age: 47

Director since:

September 2023

Committees: None

DIRECTOR QUALIFICATIONS

Ms. Owen brings more than 25 years of staffing and talent acquisition experience, including 15 years with the Company. Over her tenure, she has led TrueBlue through periods of significant growth and cyclical market environments while advancing enterprise digital transformation and overseeing strategic acquisitions and international expansion. Ms. Owen has been recognized for her industry leadership, including annual appearances on Staffing Industry Analysts’ (SIA) Staffing 100 and Global Power 150.

KEY SKILLS AND EXPERTISE

●	Public Company CEO. As Chief Executive Officer of the Company, Ms. Owen provides the Board with unique insight into the Company’s strategy, financial performance, capital allocation, enterprise risk management, and long-term value creation.

●	P&L / Operations. Ms. Owen has led multiple business segments and global operations, with direct accountability for revenue growth, margin performance, operational execution, and cost discipline, while maintaining close alignment with evolving customer demand and market conditions.

●	Human Capital Industry. Ms. Owen brings more than two decades of experience in staffing and recruitment outsourcing, deep knowledge of labor market dynamics, industry-specific workforce needs, and the diverse end markets in which the Company operates, enabling informed oversight of strategic positioning and long-term growth opportunities.

●	Sales and Marketing. Ms. Owen brings extensive experience serving clients across core and higher-value end markets, supporting oversight of go-to-market strategy, customer mix, and sustainable revenue growth.

PROFESSIONAL HIGHLIGHTS

●	TrueBlue, Inc., President and Chief Executive Officer and Director of the Company since 2023. Previous roles with the Company include: President and Chief Operating Officer of the Company (2022-2023); President of PeopleReady and PeopleScout (2021-2023); President of PeopleReady (2019-2021); and President of PeopleScout (2014-2019)

●	Randstad Sourceright Solutions, Former Operations Director

EDUCATION

●	MidAmerica Nazarene University – B.A., Human Resources

●	Harvard Business School, Program for Leadership Development

COMMUNITY INVOLVEMENT

●	Former Member of the Board of Advisors of HRO Today

●	Former Member of the Human Capital Industry Advisory Board for Wharton’s Center for Human Resources

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DIRECTOR BIOGRAPHIES

Paul G. Reitz	Independent

Age: 53

Director since:
August 2023

Committees: Corporate Governance (Chair beginning May 11, 2026), Compensation

CURRENT DIRECTORSHIPS

●	Titan International, Inc. (public)

PREVIOUSLY HELD DIRECTORSHIPS

●	Wheels India LTE (public)

DIRECTOR QUALIFICATIONS

Mr. Reitz’s service as a public company Chief Executive Officer with domestic and international experience provides a valuable resource to the Company. He brings to the Board extensive executive experience in global strategy development and execution, operations, and finance. Mr. Reitz’s significant leadership expertise in improving operating efficiency, performance, and financial health is a valuable resource to the Company.

KEY SKILLS AND EXPERTISE

●	Public Company CEO. As a sitting CEO, Mr. Reitz provides guidance and insight to the Board and management regarding economic conditions and public company leadership.

●	P&L / Operations. As a public company CEO, Mr. Reitz contributes valuable insight into complex decisions facing the Company and their impact on the financial outcomes for the stakeholders.

●	Financial Expert. As a former CFO of a publicly traded company, Mr. Reitz provides focus and insight regarding the financial demands of a publicly traded company.

●	Adjacent Industry Experience. Mr. Reitz’s current position in a global, industrial company provides similar insight to many of the Company’s largest customers and related labor force.

PROFESSIONAL HIGHLIGHTS

●	Titan International, Inc., President, CEO, and Director of a publicly traded, global leader in off-road tires, wheels, and undercarriages serving the agriculture, construction, and earthmoving industries (2017-present). Previously served as Titan’s Chief Financial Officer.

●	Carmike Cinemas. Chief Accounting Officer

●	Former leadership roles at McLeodUSA Publishing, Yellow Book USA Inc., and Deloitte & Touche.

EDUCATION

●	Northwood University, BBA – Accounting

●	University of Iowa, MBA – Finance

COMMUNITY INVOLVEMENT

●	Culver Stockton College

●	YMCA of Central Illinois

●	Advocacy Network for Children in Central Illinois

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DIRECTOR BIOGRAPHIES

Kristi A. Savacool	Independent

Age: 66

Director since:

July 2018

Committees: Corporate Governance, Compensation

CURRENT DIRECTORSHIPS

●	RxBenefits, Inc. (private)

●	HealthQuest Capital Advisory (private)

●	EO Care, Inc. (private)

PREVIOUSLY HELD DIRECTORSHIPS

●	Ascension Inc. (private)

●	Private Health Management, Inc. (private)

●	Springbuk, Inc. (private)

DIRECTOR QUALIFICATIONS

Ms. Savacool has extensive leadership, management, and business experience in the human capital industry. Her invaluable experience as CEO of $6B Aon Hewitt is directly related to the Company’s industry and her knowledge of customers and buyers of human resources and outsourcing services provides valuable guidance to the Company management. Ms. Savacool brings leadership and practical insight into the fundamental factors facing the Company’s market.

KEY SKILLS AND EXPERTISE

●	Human Capital Industry Experience. As a former CEO of a global human capital, consulting and outsourcing company, Ms. Savacool provides the insight arising from directly selling similar products and professional services to the Company’s customers.

●	Global P&L. As CEO of Aon Hewitt, Ms. Savacool was directly responsible for global business of the publicly reportable segment and related operations, consulting and resource centers around the globe.

●	Digital Innovation. Deep experience in technology strategy across large organizations arising from her experience at a large complex business outsourcing organization including innovating the first fully insured health exchange, as well as in serving the Chief Information Officer for Commercial Airplanes at Boeing.

PROFESSIONAL HIGHLIGHTS

●	Aon Hewitt, former Chief Executive Officer of the global human resources solutions business of Aon plc (2012-2018).

●	The Boeing Company, several former senior executive management positions in the areas of information technology (as Chief Information Officer for Commercial Airplanes), operations, and business services. Former client of human capital services companies.

EDUCATION

●	Lille University, MS - Industrial Management

●	Seattle University, Executive Leadership Certificate

●	Cornell University, Executive Development Program Certificate

●	Northwestern University, CEO Perspective Program Certificate

COMMUNITY INVOLVEMENT

●	Former trustee for DePaul University

●	Former director for United Way of King County

●	Former executive member of the Center for Corporate Innovation, Fortune 1000 health care CEO roundtable

●	Former director for Midtown Educational Foundation

●	Former director for Board of Court Appointed Special Advocates of Lake County, Illinois

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DIRECTOR BIOGRAPHIES

William J. Seward	Independent

Age: 58

Director since:
January 2026

Committees: Compensation

DIRECTOR QUALIFICATIONS

Mr. Seward is a seasoned leader of businesses in the Company’s customer markets and has extensive C-suite leadership experience in low-margin, cyclical businesses such as UPS, Stericycle, and Vestis Corporation. Known for his established track record of driving growth and transformation, Mr. Seward brings industry-leading knowledge and expertise in managing complex organizations and leading teams across diverse markets.

KEY SKILLS AND EXPERTISE

●	Adjacent Industry. With over 30 years of experience working in leadership roles for businesses that are in the Company’s customer markets, or that are in similar cyclical, low-margin industries, Mr. Seward has extensive knowledge of market trends, economic landscapes, and evolving business models impacting the Company and its customers.

●	P&L / Operations. Mr. Seward’s long career involved direct operational oversight of large business divisions and operating segments in industries related to the Company’s current customer base and in geographies around the world. Through his roles at Vestis, Stericycle and UPS, Mr. Seward brings expertise in operational execution and bottom line results.

●	Sales and Marketing. Broad depth of experience in sales and marketing at global organizations with direct leadership accountability for leading these functions, with a proven track record of driving strategic growth.

●	Strategic Transformation. Mr. Seward’s professional experience includes leading strategic growth initiatives and overseeing corporate strategy and business transformation teams at large multi-national companies.

PROFESSIONAL HIGHLIGHTS

●	Vestis Corporation. Executive Vice President and Chief Operating Officer, (2024-present).

●	United Parcel Service (UPS). Mr. Seward spent more than 30 years at UPS where he held senior leadership roles including president of UPS Supply Chain Solutions (2022-2024), President of the Americas Region and Global Customer Solutions (2022), and President of Worldwide Sales and Solutions (2019-2022). In these positions, he managed global logistics, freight forwarding, warehousing, and distribution, and drove strategic growth initiatives across international markets.

●	Stericycle, Inc. Chief Commercial Officer leading corporate strategy, marketing, and business transformation (2019).

EDUCATION

●	University at Albany (SUNY), BA - Political Science

COMMUNITY INVOLVEMENT

●	German American Chamber of Commerce – Director, past

●	United Way – Toqueville Society member, past

●	Hands on Atlanta – Director, past

●	Fernbank Museum Corporate Leadership Council – Member, past

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	49

Executive

Compensation

This section describes the business experience of our current executive officers. This section outlines our compensation philosophy, programs, practices, and policies used in making compensation decisions with respect to our 2025 Named Executive Officers, as disclosed in the Compensation Discussion and Analysis and includes the executive compensation tables prescribed by the U.S. Securities and Exchange Commission.

51	Proposal 2. Advisory (Non-Binding) Vote Approving Executive Compensation
52	Executive Officers
54	Compensation Discussion and Analysis
76	Executive Compensation Tables

trueblue.com	50

PROPOSAL 2.

ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION

Our Board has adopted a policy providing for an annual “say-on-pay” advisory vote. In accordance with this policy and Section 14A of the Securities Exchange Act of 1934, as amended, we are asking shareholders to approve the following advisory (non-binding) resolution at the 2026 Annual Meeting of Shareholders:

RESOLVED, that the shareholders of TrueBlue, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Compensation Discussion and Analysis, the 2025 Summary Compensation Table, and the related compensation tables, notes, and narrative in the proxy statement for the Company’s 2026 Annual Meeting of Shareholders.

As an advisory vote, this proposal is not binding upon the Company or the Board. However, the Compensation Committee, which is responsible for designing and administering our executive compensation program, values the feedback received from shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for the Company’s named executive officers. Unless the Board modifies its policy, the next say-on-pay advisory vote will be held at our 2027 Annual Meeting of Shareholders.

✔	FOR	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION

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Executive Officers

This section describes the business experience of our current executive officers. No family relationships exist among any of the directors or executive officers of the Company.

Taryn R. Owen President & CEO
Taryn R. Owen, 47, assumed the role of President and Chief Executive Officer and was appointed as a Director of the Company in September 2023, after serving as President and Chief Operating Officer of TrueBlue and President of PeopleReady and PeopleScout since September 2022. Over her 15-year tenure, she has led TrueBlue through significant periods of growth, was instrumental in its pandemic response and recovery, spearheaded its digital transformation strategies, and successfully led several acquisitions and substantial international expansion. Previously at TrueBlue, Ms. Owen served as Executive Vice President of TrueBlue and President of PeopleReady and PeopleScout from 2021 to 2023, Executive Vice President and President of PeopleReady from 2019 to 2021, and Executive Vice President and President of PeopleScout from 2014 to 2019. Prior to these roles, she served as Senior Vice President of Global Operations and as Vice President of Client Delivery at PeopleScout. Ms. Owen has more than 25 years of staffing and talent acquisition experience. Before joining TrueBlue, she was an Operations Director at Randstad Sourceright Solutions, where she led global RPO engagements. She formerly served as a member of the Board of Advisors of HRO Today and as a member of the Human Capital Industry Advisory Board for Wharton’s Center for Human Resources. Ms. Owen has been recognized for her industry leadership, including annual appearances on the Staffing Industry Analysts’ (SIA) Staffing 100 and Global Power 150.

Carl R. Schweihs Chief Financial Officer
Carl R. Schweihs, 41, has served as Executive Vice President and Chief Financial Officer since October 2023. He previously served as Executive Vice President of the Company and President of PeopleManagement, TrueBlue’s staffing business that is made up of Staff Management | SMX, SIMOS Insourcing Solutions, and Centerline Drivers, from June 2019 until October 2023, after serving as Senior Vice President of the Company for Strategic Accounts since June 2017. Prior to that, he served as Vice President of Finance for the Company since November 2015, after serving as Controller since June 2014. Mr. Schweihs joined the Company following its acquisition of Seaton in 2014. Prior to joining the Company, he served in a variety of financial leadership roles at Seaton and Grant Thornton.

Garrett R. Ferencz Chief Legal Officer
Garrett R. Ferencz, 49, has served as Executive Vice President and Chief Legal Officer of the Company since July 2020, after serving as Senior Vice President, General Counsel and Chief Ethics and Compliance Officer since December 2019. Prior to these roles, he served as Vice President, Deputy General Counsel and Chief Compliance Officer since April 2018, and served as Vice President, Deputy General Counsel, Litigation since July 2014. Mr. Ferencz joined the Company in January 2007 as Senior Director of Litigation, Assistant General Counsel. Prior to joining the Company, Mr. Ferencz practiced litigation at The Blankenship Law Firm, P.S. and Perkins Coie LLP. Mr. Ferencz served as a Director on the American Cancer Society’s Board for Washington State from 2017-2024.

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EXECUTIVE OFFICERS

Richard P. Betori President, PeopleScout
Richard P. Betori, 65, has served as Executive Vice President of the Company and President of PeopleScout since March 2023, after serving as Managing Director of the Americas of PeopleScout since November 2021. Prior to these roles, he served as Senior Vice President, On Demand Operations since June 2020, after serving as Senior Vice President, Operation and Innovation since April 2015. Mr. Betori joined the Company in January of 2011 as President of StudentScout. Prior to joining the Company, Mr. Betori served as President of Wonderlic, Inc. and had founded and served as President of INSinc Management Consulting.

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Compensation

Discussion and

Analysis

This section provides a detailed description of our compensation philosophy, programs, practices, and policies used in making compensation decisions with respect to our 2025 Named Executive Officers.

55	Executive Summary
56	Executive Compensation Program Overview
61	Executive Compensation Process, Governance, and Philosophy
63	2025 NEO Compensation
71	Other Compensation Elements
72	Additional Policies

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

Consistent with the Company’s pay for performance philosophy, the Compensation Committee sets meaningful goals to ensure NEO (as defined below) performance and accountability, emphasizing both the execution of concrete steps in our strategic plan and performance against financial metrics deemed necessary to maximize near- and long-term value creation for shareholders. These incentive compensation outcomes are directly tied to performance against these goals and metrics with a significant portion of executive compensation based on Company performance.

2025 was a year that tested resilience across our industry, yet our Company's governance framework and disciplined leadership incentivized continued progress on our long-term strategic plan. Our NEOs provided operational control through disciplined cost management and achieved important goals under our long-term strategic plan, including continued expansion into high-growth, underpenetrated markets and enhancements to the Company's technology platforms and digital ecosystem.

Our Named Executive Officers (“NEOs”) for 2025 were:

Executive	Position
Taryn R. Owen	President, Chief Executive Officer
Carl R. Schweihs	Executive Vice President, Chief Financial Officer
Garrett R. Ferencz	Executive Vice President, Chief Legal Officer
Richard P. Betori	Executive Vice President, TrueBlue and President, PeopleScout
Kristy A. Willis(1)	Former Executive Vice President, TrueBlue and President, PeopleReady

(1)	Ms. Willis's employment with the Company ended on December 10, 2025, with the CEO assuming interim responsibility for the oversight of this area, to support continuity of operations and execution of the Company’s strategic priorities.

The Compensation Committee considered the appropriate level of salary, short-term incentive (“STI”) and long-term incentive (“LTI”) levels and consulted with its independent compensation consultant where appropriate to help ensure that compensation levels for these individuals reflected the Company’s compensation philosophy and market practices.

2025 NEO Compensation Reflected a Challenging Business Environment

Our executive compensation programs are designed to reward performance and align the interests of our NEOs with shareholders. Despite positive actions, realized NEO compensation remained modest because our 2025 results fell short of the challenging annual and multi-year performance targets set by the Compensation Committee. Reflecting the Company’s commitment to pay for performance, the Company’s financial outcomes resulted in our NEOs achieving only a portion of the compensation targets established by our Compensation Committee for 2025.

The Company and the Compensation Committee are dedicated to maintaining this rigorous framework and believe it reflects the discipline and accountability with which the Company is executing its strategic priorities.

Short-Term Incentive Plan

●	No Adjusted EBITDA Award Earned. 25% of our STI plan is based on a key financial metric, Adjusted EBITDA.[1] In 2025, the Company generated an Adjusted EBITDA amount that was below the threshold payout level set by the Compensation Committee. Accordingly, our NEOs received no payouts related to the Adjusted EBITDA performance component of the STI plan. (This Adjusted EBITDA component of the STI program was increased to 30% of the STI award in 2026.)

1	For detailed definitions and reconciliation of non-generally accepted accounting principles (“non-GAAP”) financial measures, including Adjusted EBITDA, to the most directly comparable GAAP financial measure, please see Appendix A to this proxy statement. The Executive Compensation Process, Governance, and Philosophy, Incentive Plan Metrics section below also provides a detailed definition of these measures for 2025.

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COMPENSATION DISCUSSION AND ANALYSIS

●	Above Target Levels of Relative Revenue Performance Achieved. 25% of our STI plan is based on another key financial metric, Company revenue growth relative to a select peer group of industry competitors (“Revenue Peer Group”). While the Company’s industry continued to face challenging economic conditions, our NEOs led the Company to achieve stronger revenue growth than our Revenue Peer Group. During 2025, the Company’s revenue growth was 0.7% above the target of the Revenue Peer Group resulting in achievement of this portion of the STI plan resulting in 114% of the target payment to the NEOs relating to this metric. (This Relative Revenue component of the STI program was increased to 30% of the STI award in 2026.)

●	Individual Performance Goals Achieved. 50% of our STI plan includes goals specific to the individual role of our NEOs and includes performance goals related to the Company’s operating plan, strategic plan execution, resource management, leadership development, corporate citizenship initiatives, industry disruption, and risk management. The amounts received by our NEOs for this component of the STI plan reflected their individual performance against these goals during 2025. (This individual performance component of the STI program was decreased to 40% of the STI award in 2026.)

Long-Term Incentive Plan

●	2025 Equity Grants. The LTI component of our NEO compensation program also contributed to our NEOs’ 2025 compensation. In 2025, the NEOs received an equity grant split between time-vested restricted stock units (“RSUs”) scheduled to vest over three years and performance share units (“PSUs”) which will vest only if certain goals are achieved during the 2025-2027 performance period. In 2025, the PSUs were subject to Adjusted EBITDA goals (70% of the PSU award) and Relative Total Shareholder Return (“rTSR”) goals (30% of the PSU award).

●	No Vesting of 2023 Annual PSU Awards. Payouts under the annual PSU awards granted in 2023 under our LTI plan for the 2023-2025 performance period were based on the Company’s three-year average Return on Equity (“ROE”) performance. No PSUs were earned related to the 2023 annual PSU grant because the Company’s ROE performance during the performance period did not achieve threshold performance.

EXECUTIVE COMPENSATION PROGRAM OVERVIEW

Pay-for-Performance Emphasis

The Compensation Committee structures our executive compensation program to appropriately align the interests of the Company’s management team with shareholders. We expect executive compensation to reflect Company and individual performance, with a strong emphasis on accountability and results. The Company’s 2025 compensation program incorporated several key features intended to drive execution of our strategic plan and deliver sustainable value creation. Highlights of these features included:

●	Short-term incentive compensation linked to strategic business plans. The Company’s business plan emphasizes the continuous growth of Adjusted EBITDA and outperforming our Revenue Peer Group in the marketplace. The CEO’s financial and non-financial goals under the 2025 STI plan were linked directly to the operating and strategic business plans reviewed by the Governance Committee, which was composed of all of the independent members of the Board, and approved by the Compensation Committee.

●	Long-term incentive compensation linked to long-term value creation and returning value to shareholders. The Company’s long-term business plan emphasizes the continuous growth of value for shareholders. Our LTI program provides value to our NEOs both through RSUs scheduled to vest over a three-year service period and PSUs that vest only upon the achievement of Adjusted EBITDA and rTSR targets over the three-year performance period.

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COMPENSATION DISCUSSION AND ANALYSIS

Our executive compensation program is made up of several components which have a specific purpose and contribute to a well-balanced, competitive program. The chart below summarizes our 2025 executive compensation program.

	Component	Form	Characteristic	Metric (% of STI or LTI plan)	Purpose
Fixed	Base Salary	Cash	Paid Annually	N/A	An annually fixed level of pay that reflects the role, scope, and complexity of each NEO’s position relative to the market and to other NEOs.
				Adjusted EBITDA (25% of STI)	Company performance-based compensation payable only upon achievement of Company-wide performance metrics.
	Short- Term Incentive(1)	Cash	Completely at Risk	Revenue Growth Relative to Revenue Peer Group (25% of STI)	Company performance-based compensation payable only upon achievement of metrics comparing the Company’s revenue growth with that of the Revenue Peer Group.
Performance				Individual Performance Goals (50% of STI)	Individual performance-based compensation payable only upon achievement of specific objectives related to achieving the Company’s operating plan.
	Long-Term Incentive	Performance Share Unit Awards (Stock- Settled)	Completely at Risk	Adjusted EBITDA (70% of PSUs, or 35% of LTI)	Company performance-based compensation that delivers shares of Common Stock only if the Company meets certain performance metrics over a multiyear period.(2)
				rTSR (30% of PSUs, or 15% of LTI)	Company performance-based compensation that delivers shares of Common Stock only if the Company achieves certain stock price performance metrics over a multi-year period.
Time-Based	Long-Term Incentive	Restricted Stock Unit Awards (stock-settled)	Time vested over three years	N/A (50% of LTI)	Retention-based compensation, with value fluctuating based on stock price.
Fixed	Benefits	Health, welfare, and retirement programs	Generally available	N/A	NEOs participate in the same benefit programs that are offered to other highly compensated employees.

(1)	For 2026, the proportions of the STI program components were adjusted to 30% Adjusted EBITDA, 30% revenue growth relative to the Revenue Peer Group, and 40% Individual Performance Goals.

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COMPENSATION DISCUSSION AND ANALYSIS

(2)	For 2026, the Adjusted EBITDA PSU award performance period was adjusted to a one-year period, but will continue to cliff-vest after three fiscal years for retention purposes. This change to a one-year performance period allows the Compensation Committee to set realistic performance goals with better visibility into future performance of the Company in light of the on-going cyclical nature of the Company’s industry and challenges predicting the long-term performance of the Company.

As seen in the charts below, a significant portion of each NEO’s target compensation is at risk and dependent on the achievement of annual and long-term performance targets or otherwise fluctuates based on our stock price. These charts reflect the percentages of our 2025 CEO and other NEO compensation that represent base salary, STI (at target), PSUs (at target), and RSU awards, as applicable. These charts reflect Ms. Owen’s compensation plan as CEO, and the average of the other NEOs’ compensation plans based on each of the NEO’s target compensation in 2025.

2025 Target Total Compensation Mix

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COMPENSATION DISCUSSION AND ANALYSIS

Strong Governance and Best Pay Practices

Our executive compensation philosophy is reflected in the programs and practices we embrace and how they align with shareholders’ long-term interests. Below is a summary of these programs and practices.

What We Do		What We Do Not Do
✓	Pay for performance by delivering a significant portion of compensation through performance and equity-based plans	✗	No excessive or guaranteed pay targets. All potential payouts are capped and tied to measurable targets
✓	Request annual shareholder advisory say-on-pay votes	✗	No re-pricing of options or equity grants
✓	Target total compensation near the median of relevant peers	✗	No pension benefits
✓	Maintain meaningful stock ownership guidelines for all named executive officers	✗	No gross-up of excise taxes upon a change in control
✓	Engage an independent compensation consultant	✗	No hedging or short sales of Company stock, with pledging discouraged
✓	Retain double trigger change-in-control agreements	✗	No reward for excessive risk-taking
✓	Conduct an annual risk analysis of compensation programs	✗	No excessive executive perquisites
✓	Maintain clawback policies	✗	No cash buyouts of underwater options
✓	Require minimum vesting period for equity grants	✗	No special health or welfare benefits for executives
✓	Include corporate citizenship goals in executive compensation
✓	Maintain a Compensation Committee comprised solely of independent directors

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COMPENSATION DISCUSSION AND ANALYSIS

Shareholder Feedback

The Company provides shareholders an annual “say-on-pay” advisory vote on its executive compensation program. At our 2025 Annual Meeting of Shareholders, shareholders expressed support for the compensation of our NEOs, with 87% of the votes cast for approval of the “say-on-pay” advisory vote. The Compensation Committee discussed and considered shareholder feedback provided directly to management during regular shareholder engagement activities. The Compensation Committee considered this shareholder feedback and the results of the 2025 advisory vote in evaluating the Company’s executive compensation programs. In light of investor feedback in recent years, the Compensation Committee has continued to refine the executive compensation program and improve disclosures related to the executive compensation program. Below are the highlights of changes the Company has made since 2024 in light of such feedback:

Topic	What We Heard from Shareholders	Actions Taken by the Company
STI Program Design	Shareholders asked for a stronger emphasis on objective financial performance metrics and greater transparency in incentive goal-setting.

•     For 2026, adjusted STI structure from 50% financial goals and 50% individual goals to 60% financial goals and 40% individual goals to further align executive pay with Company performance.

•     Expanded disclosure of STI financial metrics and enhanced detail on executives’ individual short-term goals.

Disclosure Practices & Transparency	Shareholders requested greater clarity around incentive plan design, performance evaluation processes, and governance practices.	• Enhanced proxy disclosures in recent years, including more robust discussion of executive STI goals, clearer rationale for incentive metrics, and expanded narrative on governance processes.
LTI Metrics & Performance Alignment	Shareholders encouraged greater alignment between long-term compensation and shareholder value creation, including the use of external, market-based measures.

•     Transitioned the LTI program to incorporate Relative Total Shareholder Return (rTSR) as a key performance metric, enhancing alignment with long-term shareholder outcomes.

•     Split LTI from a single metric into two different metrics (Currently Adj. EBITDA and rTSR).

•     Enhanced proxy disclosure explaining why rTSR was added, how peers were selected, and how performance will be evaluated.

Incorporating Corporate Citizenship-Related Objectives

The Company has made corporate citizenship best practices a part of its corporate practices and initiatives, with a specific focus on human capital management (“HCM”). The Company also incorporates corporate citizenship and HCM goals in its executive compensation program. During 2025, the CEO’s STI plan included individual objectives tied to leadership development, succession planning for management positions, and enhancing the employee experience to increase retention. Goals for other NEOs tied to corporate citizenship included expanding our “WorkUp” program to upskill workers, expanding a nationwide second chance initiative, building a positive culture in individual business units, leadership development and succession planning, and increasing participation in our ethics programs across the Company.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION PROCESS, GOVERNANCE, AND PHILOSOPHY

Compensation Program Objectives

The Compensation Committee designs our annual executive compensation program with the goal of achieving the following objectives:

●	Attracting and retaining the NEOs needed to achieve our long-term business strategies;

●	Motivating NEOs to create long-term shareholder value;

●	Reflecting the role, scope, and complexity of each NEO’s position relative to other NEOs;

●	Balancing the need to be competitive with our industry peers with our commitment to control costs;

●	Targeting total direct compensation near the median of our peers;

●	Balancing each NEO’s annual compensation opportunity between Company and individual performance; and

●	Establishing performance targets for incentive compensation that align with both our short- and long-term business strategies.

Compensation Committee Oversees NEO Compensation

Compensation for our NEOs is determined by the Compensation Committee. The Compensation Committee sets and approves the CEO’s compensation levels and awards. The Compensation Committee, with participation from the other independent directors on the Governance Committee, is also responsible for determining and reviewing the corporate goals and objectives relevant to the compensation of the CEO and evaluating the CEO’s performance in light of those goals and objectives. The Compensation Committee oversees, regularly reviews, and approves compensation programs for our CEO and other NEOs.

The Compensation Committee has regularly scheduled meetings each quarter and has additional meetings as appropriate. During 2025, the Compensation Committee met five (5) times. The agenda for each meeting is set by the Chair of the Compensation Committee. The Compensation Committee has full authority to directly retain the services of outside counsel and compensation consultants and has done so on a regular basis. Our CEO and other NEOs may also attend portions of the Compensation Committee meetings to provide information and help explain data relating to matters under consideration by the Compensation Committee. NEOs are not present during deliberations or determinations of their respective compensation or during executive sessions that occur without management present in connection with each meeting. Outside counsel and independent compensation consultants also regularly attend Compensation Committee meetings.

In determining executive compensation plans and approving incentive targets, the Compensation Committee considers its compensation objectives, shareholder value creation, compensation practices of our peers, the roles and responsibilities of each NEO, and internal pay equity. The Compensation Committee seeks to align compensation with our current and long-term business strategy and goals. There is no formal weighting of any of these factors; the Compensation Committee uses its informed judgment in determining pay targets and amounts. The Compensation Committee reviews and discusses annual pay elements each year. The Compensation Committee uses the target amounts of these key elements to determine the annual at-target total direct compensation of our NEOs, which is a useful measure of pay because it reflects the intended aggregate value of those key elements of pay at the time the pay decision is made. It evaluates other programs as needed based on changes in compensation objectives, alignment with overall Company direction and business strategy, competitive trends, accounting rules, and changes in tax and other laws and regulations.

Independent Compensation Consultant

The Compensation Committee engages an independent compensation consultant. In 2025, this consultant was Mercer (US) LLC (“Mercer”). The Compensation Committee evaluates the independence of Mercer to assess whether any conflict of interest of any kind exist between Mercer and the Company, including personal or business

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COMPENSATION DISCUSSION AND ANALYSIS

relationships between Mercer and the Company, Company directors, or Company executive officers, Company stock ownership by Mercer, or engagement of Mercer by the Company for other material services. Mercer attends key meetings of the Compensation Committee and is available to the Compensation Committee as necessary. The Compensation Committee reviewed the independence of Mercer under NYSE and SEC rules and concluded that the work of Mercer has not raised any conflict of interest.

Information provided by Mercer is considered by the Compensation Committee but does not directly determine any of the Company’s actual compensation decisions. The Compensation Committee applies its informed judgment when establishing the compensation elements, targets, and final awards.

Peer and External Market Data

Our executive compensation program is reviewed annually, with a detailed review of peer compensation at least every two years or as needed, so that the Compensation Committee can remain informed of changes in the compensation programs maintained by similarly-situated peer companies. The Compensation Committee retained Mercer to provide an in-depth external review of our executive compensation programs as compared to a peer group (“Compensation Peer Group”). The Compensation Committee selects the Compensation Peer Group from similarly-sized companies engaged in staffing, outsourced human resources services, or companies that operated in industries with multi-unit branches on a national basis.

The report received from Mercer (“Mercer Report”) of external Compensation Peer Group pay practices provided comparative data related to base salaries, actual and target STI and LTI, and total direct compensation. The Mercer Report was based on information compiled from both Compensation Peer Group proxy data and published salary surveys compiled by Mercer. The data from the Compensation Peer Group was combined with national published surveys compiled by Mercer (U.S. Global Premium Executive Remuneration Suite) and Willis Towers Watson (Survey Report on Top Management Compensation).

The Compensation Peer Group used for evaluating and setting the 2025 Executive Compensation program was proposed by Mercer, and approved by the Compensation Committee in May 2024 after discussion and consideration by the Committee. The Compensation Peer Group used to evaluate 2025 compensation decisions remained the same as for 2024 and contained the following companies:

Compensation Peer Group
Revenue within 0.3
	Employment	Multi-Branch	to 3.0x of
Peer	Services	Locations	TBI’s Revenue
AMN Healthcare Services, Inc.	✓	✓	✓
ASGN Incorporated	✓	✓	✓
Barrett Business Services, Inc.	✓		✓
CBIZ, Inc.		✓	✓
Cross Country Healthcare, Inc	✓		✓
H&E Equipment Services, Inc.		✓	✓
Healthcare Services Group, Inc.		✓	✓
Heidrick & Struggles Int’l, Inc.	✓		✓
Herc Holdings Inc.		✓	✓
ICF International, Inc.			✓

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Peer Group
Revenue within 0.3
	Employment	Multi-Branch	to 3.0x of
Peer	Services	Locations	TBI’s Revenue
Insperity, Inc.	✓	✓
Kelly Services, Inc.	✓	✓	✓
Kforce Inc.	✓		✓
Korn Ferry	✓	✓	✓
Robert Half, Inc.	✓	✓
TriNet Group, Inc.	✓		✓
Unifirst Corporation		✓	✓

The Mercer Report found the following with respect to the Company’s executive compensation:

●	Base salaries were generally positioned around the 25th percentile, with variability by position;

●	Short-term cash incentive targets are between the market median and 75th percentile, with variability by position;

●	Target long-term equity incentive grant values were positioned between the 25th percentile and 75th percentile with our CEOs target LTI positioned at the market 25th percentile and our other NEOs’ target variable by position;

●	Total direct compensation varied by position with our CEO’s target at the 25th percentile and our other NEOs’ target between the 25th percentile and 75th percentile of compensation compared to the Compensation Peer Group.

The Committee considers it appropriate when an NEO’s total direct compensation approximately targets the median of the Compensation Peer Group.

2025 NEO COMPENSATION

Base Salaries

We provide base salaries to give NEOs a fixed amount of cash compensation, to reflect the role, scope, and complexity of the NEO's position relative to the Compensation Peer Group. In setting salaries for 2025, our independent compensation consultant had found that our NEOs’ base salaries in 2024 were generally positioned around the 25th percentile, with variability by position. In 2025, Ms. Owen received an increase in base salary to more closely align her salary level with the CEOs in the Company's Compensation Peer Group and provide a base compensation level commensurate with the relative level of responsibility within the Company and the size and scope of the organization under her management. Ms. Owen's base salary had not been adjusted since her promotion to the CEO role in 2023. This decision was made following a comprehensive review of the Compensation Peer Group data to appropriately align her compensation with both the market and the Company’s pay-for-performance philosophy. The adjustment reflects the Compensation Committee's ongoing focus on the need to attract and retain top executive talent capable of delivering on the Company’s strategic objectives. Additionally, the Compensation Committee reviewed all other NEOs’ base salaries and determined that such base salaries were appropriately positioned relative to similarly-situated executives in the Compensation Peer Group. All other NEOs' 2025 base salaries remained unchanged from their 2024 base salaries.

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COMPENSATION DISCUSSION AND ANALYSIS

In 2025 the base salaries of our NEOs were as follows:

Executive	2023 Base Salary	2024 Base Salary	2025 Base Salary	Percentage Increase (2024-2025)
Taryn R. Owen	$860,000	$860,000	$950,000	10%
Carl R. Schweihs	$550,000	$550,000	$550,000	—%
Garrett R. Ferencz	$495,000	$495,000	$495,000	—%
Richard P. Betori	$432,000	$455,000	$455,000	—%
Kristy A. Willis	$432,000	$460,000	$460,000	—%

Short-Term Incentive Plan

For STI performance, the Committee set two targets to measure Company performance: Adjusted EBITDA (weighted 25%) and relative revenue growth (weighted 25%). Individual performance accounts for the remaining 50% of the 2025 STI plan for our NEOs. The Compensation Committee set targets for the 2025 STI plan after detailed discussions with management and considering the detailed forecast for Company performance and the expected market conditions in which the Company operates. Based on this information, the Compensation Committee set targets for performance that were designed to be challenging, yet realistically achievable, given the best estimates available for Company performance during the year.

The 2025 STI plan for our NEOs measured and rewarded performance against three components, weighted as follows:

(1)	50% for individual performance;

(2)	25% for the Company’s Adjusted EBITDA performance; and

(3)	25% for the Company’s relative revenue growth compared to the Revenue Peer Group, defined in the STI Plan Opportunity - 2025 Company Relative Revenue Growth Performance section below.

The table below shows the performance components (Individual, Company Adjusted EBITDA, and Relative Revenue Growth) and applicable threshold, target, and maximum payout levels approved by the Compensation Committee for the 2025 STI plan. Consistent with the objective that potential compensation reflects the role and responsibilities of each NEO, the STI potential varies by NEO to reflect the individual’s market value and role within the Company. The STI is entirely at risk. For the individual performance component, there is no minimum threshold; however, payout is contingent upon achievement of specific goals and is not guaranteed. For the Company Adjusted EBITDA and relative revenue growth components, no payout will be made unless the established performance thresholds are met. This structure is designed to directly tie STI awards to measurable results and individual contributions, reinforcing our commitment to pay-for-performance and transparent governance.

The individual performance component of the 2025 STI plan allowed NEOs to earn up to 120% of their target award. For the financial components of the program, the Compensation Committee also approved threshold (25%), target (100%), and maximum (200%) potential payouts dependent on achievement of Company performance metrics.

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COMPENSATION DISCUSSION AND ANALYSIS

STI Plan Opportunity

The STI target opportunity for each NEO is set as a percentage of base salary, and individualized for each NEO based on each NEO’s relative level of responsibility. The Compensation Committee approved the following 2025 STI target award opportunity for each of the NEOs, as a percentage of base salary, which did not change as a percentage of base salary as compared to 2024:

NEO	STI Target Award (%)	STI Target Award ($)
Taryn R. Owen	150%	$1,425,000
Carl R. Schweihs	75%	$412,500
Garrett R. Ferencz	75%	$371,250
Richard P. Betori	75%	$341,250
Kristy A. Willis	75%	$345,000

The following table shows the STI opportunity for each NEO, including the threshold, target, and maximum opportunities for each financial performance component (award payouts are interpolated between levels):

Executive	Individual Performance(1)			Company Adjusted EBITDA		Company Relative Revenue Growth
	Target	Maximum	Threshold ($17 million)	Target ($30 million)	Maximum ($43 million)	Threshold (-5%)	Target (0%)	Maximum (5%)
Taryn R. Owen	$712,500	$855,000	$89,063	$356,250	$712,500	$89,063	$356,250	$712,500
Carl R. Schweihs	$206,250	$247,500	$25,781	$103,125	$206,250	$25,781	$103,125	$206,250
Garrett R. Ferencz	$185,625	$222,750	$23,203	$92,813	$185,625	$23,203	$92,813	$185,625
Richard P. Betori	$170,625	$204,750	$21,328	$85,313	$170,625	$21,328	$85,313	$170,625
Kristy A. Willis	$172,500	$207,000	$21,563	$86,250	$172,500	$21,563	$86,250	$172,500

(1)	There was no threshold applicable to the individual performance component.

2025 Company Adjusted EBITDA Performance

The first metric used in the STI program was Adjusted EBITDA accounting for 25% of each NEO’s STI compensation (adjusted to 30% for 2026). Adjusted EBITDA is a non-GAAP measure defined as EBITDA excluding: third-party processing fees for hiring tax credits, amortization of software as a service assets, acquisition/integration costs, goodwill and intangible asset impairment charges, right-of-use and other long-lived asset impairment charges, workforce reduction costs, and other adjustments (“Adjusted EBITDA”)1. The Compensation Committee determined that excluding such items in assessing management performance more closely aligned management incentives with shareholder interests. Adjusted EBITDA serves as a critical performance metric for both management and the Board, supporting effective oversight and informed decision-making. By linking executive compensation to Adjusted EBITDA, the Compensation Committee encourages that leadership to remain focused on disciplined cost

1	For detailed definitions and reconciliation of non-GAAP financial measures, including Adjusted EBITDA, to the most directly comparable GAAP financial measure, please see Appendix A to this proxy statement.

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COMPENSATION DISCUSSION AND ANALYSIS

management and sustainable revenue growth, which are key drivers of long-term value creation. This approach not only aligns the interests of management and shareholders, but also reinforces our commitment to a strategy designed to deliver measurable results for all stakeholders.

The Company’s Adjusted EBITDA target for the STI plan in 2025 was $30.0 million, with the threshold set at $17.0 million and maximum set at $43.0 million. These targets were set in early 2025 to align with the Company’s internal forecasts which anticipated that 2025 would reflect a continued challenging economic environment for the Company’s markets and which are aligned with guidance provided quarterly to investors during the year. Management and the Compensation Committee discussed business results in the later part of 2024 and early 2025, considering market trends in the Company’s industry and informed by conversations with customers. These targets reflected the economic reality facing the Company and the declining revenue trends experienced by the Company, its closest peer companies, and the Company’s industry overall.

Due to the challenging economic environment and continued market challenges throughout the year, the Company generated only $11.8 million in Adjusted EBITDA, and as a result, the executive team earned no payout for this component of the STI plan. This outcome underscores the direct link between Company performance and executive compensation, reinforcing the principle of pay for performance. It also signals to shareholders and stakeholders that the Company’s leadership is held accountable for results, especially during periods of economic difficulty.

2025 Company Relative Revenue Growth Performance

The second metric used in the STI program was Revenue Growth Relative to the Revenue Peer Group, which accounted for 25% of each NEO’s cash incentive compensation (adjusted to 30% for 2026). The Compensation Committee selected challenging targets based on a comparison to revenue growth at peer companies competing in similar, but not identical markets. In addition, the Compensation Committee established a specific peer group of publicly traded companies to measure relative revenue growth.

The Compensation Committee selected the following Revenue Peer Group (as measured by specific revenue segments) for the relative revenue growth component of the 2025 STI plan:

•	Manpower Group, Inc. (U.S. Manpower brand);

•	Randstad N.V. (U.S. Staffing/In-House);

•	Kelly Services, Inc. (Professionals & Industrial - Americas Staffing); and

•	Adecco Group (North America, U.K., and Ireland General Staffing).

The Compensation Committee selected these four companies because they represent the publicly traded companies that are most similar to the Company in business mix and markets served. In each case, the Compensation Committee selected the reporting segment most comparable to the Company’s business, adjusted for organic results, consistent billing days, constant currency, and similar factors. The Company’s actual relative revenue growth as compared to the Revenue Peer Group for the 2025 STI plan was 0.7% and as a result, the NEOs earned 114% of target payout for this component of the STI plan.

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COMPENSATION DISCUSSION AND ANALYSIS

2025 Individual Performance

The Company’s STI program includes a component for the accomplishment of non-financial or strategic individual goals that are reviewed with all members of the Governance Committee, and approved by the Compensation Committee, early in the fiscal year. These individual goals in 2025 related to revenue and profitability growth, HCM, profit and loss responsibilities, strategic planning, change leadership, and our ethics program, as more specifically reflected in the chart below. These individual goals comprised 50% of the total target STI award available in 2025 and were adjusted to 40% of the total target STI for the 2026 program. The Compensation Committee determined that some meaningful portion of the STI award should be tied to non-financial goals in light of the cyclical nature of the Company’s business which allows for the payment of cash awards for the achievement of strategic goals that may not have an immediate economic return for the Company but are viewed to be in the long-term best interest of the Company and its shareholders. The Compensation Committee believes that without a portion of compensation tied to long-term, non-economic goals, the achievement of long-term strategies can be delayed. The table below summarizes the individual strategic goals achieved by our NEOs during 2025 and the payout percentage approved for this component of the STI plan.

Executive	Payout Approved (As a % of Target)	Individual Goals Achieved
Taryn R. Owen, CEO	100%	•	Exceeded multi-year cost optimization goals, driving SG&A costs down by 10% year-over-year.
		•	Restructured business model by moving to a territory-based model that increased and expanded sales capacity resulting in stronger performance.
		•	Expanded cross selling and activated enterprise wide strategic partnerships — generating new business wins and a growing pipeline of multi brand opportunities.
		•	Expanded in high-growth end markets, with skilled businesses growing 48% year-over-year.
• Increased energy sector revenue by 60%,
• Delivered second consecutive year of growth in commercial driver business,
• Expanded presence in healthcare with acquisition and integration of HSP
		•	Led the continued advancement of our digital ecosystem and deploying new features in core technologies – JobStack, Affinix, Stafftrack.
Carl R. Schweihs, CFO	120%	•	Exceeded enterprise cost reduction goals, driving SG&A costs down by 10% year-over-year and increased incremental EBITDA margins.
		•	Strengthened liquidity and working capital position and reduced capital spending to target.
		•	Reduced collateral needs in workers’ compensation program.
		•	Enhanced investor relationship by increasing visibility and event participation.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive	Payout Approved (As a % of Target)	Individual Goals Achieved
Garrett R. Ferencz	120%	•	Established an activism defense team in order to protect shareholder interests.
		•	Effectuated the signing of critical sublease and real estate sale agreements.
		•	Expanded leadership over the India support center and successfully launched business pilot.
		•	Increased Company’s global ethics score and meaningfully advanced the Company’s Force for Good initiatives.
Richard P. Betori	85%	•	Successfully completed restructuring of the business unit to align with market conditions.
		•	Established global centers for product and technology which reduced op-ex and cap-ex spend in 2025.
		•	Achieved sales goals, 97% client retention target and increased gross margin percentage above budget targets.
Kristy A. Willis	70%	•	Implemented restructured business model including rollout of sales territory coverage and alignment of incentive programs.
		•	Strengthened succession readiness and team capability across the business.

Ms. Owen’s individual performance incentive for 2025 was determined through a rigorous evaluation process and based on specific performance goals in her role as CEO as reflected in the chart above. At the end of the year, each independent director conducted an objective assessment of Ms. Owen’s performance against her CEO-specific goals. The evaluations were aggregated and discussed at the December 2025 meeting of the Governance Committee, with full participation from the Compensation Committee. The Governance Committee made its performance evaluation recommendations. The Compensation Committee considered this recommendation and determined the amount of compensation that was appropriate to reward for this performance, concluding that Ms. Owen performed at a level that entitled her to receive 100% of her target for the individual performance component of the STI plan. The achievement of these goals for the CEO was reviewed and evaluated by the independent directors of our Governance Committee, which recommended an achievement level to the Compensation Committee for approval.

Total Target and Actual 2025 STI Award

The following table shows the total STI target award in 2025 for each NEO compared to the actual STI award, based on the performance results described below:

Executive	STI Target	Actual Award		Percentage of Target Awarded
Taryn R. Owen	$1,425,000	$1,118,625		79%
Carl R. Schweihs	$412,500	$365,063		89%
Garrett R. Ferencz	$371,250	$328,556		88%
Richard P. Betori	$341,250	$242,287		71%
Kristy A. Willis	$345,000	$207,000	(1)	60%

(1)	This award for Ms. Willis represents the amount estimated to be owed to Ms. Willis at the time of her separation under the individual performance and relative revenue growth portions of the STI program.

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COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Equity Incentive Plan

In 2025, annual equity awards for NEOs were comprised of a combination of RSU (50%) and PSU (50%) awards. The Compensation Committee approved the 2025 total target annual equity award value for each NEO, as shown in the following table, which remained unchanged from 2024 as a percentage of base salary.

Executive	LTI Target Award	LTI RSUs Target Value	LTI PSUs Target Value
Taryn R. Owen	300%	$1,425,000	$1,425,000
Carl R. Schweihs	175%	$481,250	$481,250
Garrett R. Ferencz	175%	$433,125	$433,125
Richard P. Betori	135%	$307,125	$307,125
Kristy A. Willis	135%	$310,500	$310,500

For the PSU portion of the 2025 LTI plan, there were two metrics: three-year aggregate Adjusted EBITDA (weighted 70%) and rTSR (weighted 30%). The Compensation Committee believed that two different metrics incentivize the NEOs to maintain a strong focus on profitability and future growth of the Company, while at the same time more directly tying management’s compensation to the creation of value for shareholders. Adjusted EBITDA was selected for the LTI program for the same reasons outlined in the STI program above, its effectiveness in driving disciplined cost management, sustainable revenue growth, and long-term value creation, while providing a transparent and objective measure that aligns management’s interests with those of shareholders. When selecting rTSR as an LTI metric, the Compensation Committee considered several potential metrics for each component of the LTI program including stock price, total shareholder return, earnings per share, revenue, profitability, and other relative and absolute metrics. The Compensation Committee determined that, alongside Adjusted EBITDA, rTSR provides an important and complementary perspective on performance by directly linking a portion of executive compensation to the Company’s results relative to its peers. This dual-metric approach helps ensure that executives are incentivized to deliver both strong internal financial performance and competitive returns for shareholders. Including rTSR into the LTI program reflects the Board’s commitment to a transparent strategy that delivers sustainable results and builds trust with shareholders and other stakeholders.

2025 Award of RSUs

The number of RSUs granted was calculated by dividing the target dollar value of the award by the average closing price of the Common Stock during the 60 trading days preceding and including the grant date. The annual grant date is the second trading day after the announcement of fourth quarter and year-end results, which, for the 2025 grants, was February 21, 2025.

2025 Award of PSUs

In 2025, the PSU awards for our NEOs were as follows:

●	Aggregate Adjusted EBITDA (70%). The first of these metrics, applicable to 70% of each NEO’s PSU award, was aggregate Adjusted EBITDA achieved over a three-year period. The Compensation Committee felt that three-year aggregated EBITDA provided the best balance of revenue and profitability while allowing management the time necessary to realize the full value of strategic initiatives approved by the Board.

●	Relative Total Shareholder Return (rTSR) (30%). The second LTI metric selected by the Compensation Committee, applicable to 30% of each NEO’s PSU award, was rTSR. The Compensation Committee believed rTSR was an appropriate performance metric for aligning the NEOs’ interests with the Company’s long-term goals and shareholder interests. These units will vest, if at all, upon the achievement of the rTSR targets. rTSR will be calculated over the three-year performance period based on the closing price on the first and last trading day of the performance period. Among other benefits, a focus on rTSR encouraged our NEOs to make business decisions with a direct link to value creation for shareholders. rTSR is measured over the three-year

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COMPENSATION DISCUSSION AND ANALYSIS

performance period against a defined set of peers and is based on the closing stock price on the first and last day of the performance period. See the Executive Compensation Tables section for more detail on the rTSR awards.

The PSU awards are completely at risk and the underlying shares of Common Stock will be issued only if the established targets are met at the completion of the three-year performance period.

The target number of PSUs awarded was calculated by dividing the target dollar value of the award by 80% of the average closing price of Common Stock during the 60 trading days preceding and including the grant date. The Compensation Committee determined after recommendation from its compensation consultant, Mercer, this 20% discount to reflect the contingent nature of the PSUs and the risk of forfeiture. This discount was discontinued with the 2026 PSU awards.

The Compensation Committee established and approved threshold, target, and maximum vesting rates of PSUs according to potential performance results for the Company. Award levels will be interpolated between levels beginning at the 50% threshold level up to the 150% maximum level. The number of PSUs earned and vested at the end of the three-year award period will be determined by the Adjusted EBITDA and rTSR achieved during the performance period as shown in the table below. These targets were set in early 2025 to align with the Company’s internal forecasts which anticipated challenging economic conditions for the Company and its customers. These forecasts were generally reflected in the guidance provided quarterly to investors during the year.

		Components of Total Target Annual Equity Grant
NEO	Total Target Equity Grant as % of Base Salary	RSUs 3- Year Vesting as a % of Base Salary	PSUs 3-Year Aggregate Adjusted EBITDA as a % of Base Salary	PSUs rTSR as a % of Base Salary
Taryn R. Owen	300%	150.00%	105.00%	45.00%
Carl R. Schweihs	175%	87.50%	61.25%	26.25%
Garrett R. Ferencz	175%	87.50%	61.25%	26.25%
Richard P. Betori	135%	67.50%	47.25%	20.25%
Kristy A. Willis	135%	67.50%	47.25%	20.25%

		3-Year Aggregate Adjusted EBITDA Performance Target	% of Target PSUs Earned
	Maximum	$216 Million	150%
3-Year Aggregate Adjusted EBITDA	Target	$166 Million	100%
	Threshold	$116 Million	50%

		3-Year rTSR Performance Target	% of Target PSUs Earned
	Maximum	75th Percentile	150%
3-Year rTSR	Target	Median	100%
	Threshold	25th Percentile	50%

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COMPENSATION DISCUSSION AND ANALYSIS

2025 Company Relative TSR Performance

The second metric used for the PSU awards was rTSR performance compared to the rTSR Peer Group. The Compensation Committee selected a second metric for a portion of the annual PSU award in part due to shareholder feedback that in multiple performance metrics can be beneficial by focusing executive attention on additional aspects of business performance. For this metric, the Compensation Committee, selected challenging targets based on a comparison to rTSR at a custom set of peer companies. The Compensation Committee, in consultation with Mercer, selected the following rTSR Peer Group for the rTSR component of the 2025 LTI plan. These companies were selected after considering broader indices for comparison. This custom peer group gives more transparency to individual companies and recognized the importance of using industry specific and like companies as the basis of comparison.

Relative Total Shareholder Return Peer Group
Amdocs Limited	Gartner, Inc	Korn Ferry	Randstad N.V.
ASGN, Inc	Hays, plc	Manpower Group	Resources Connection
Barrett Business Services	Heidrick & Struggles	PageGroup plc	Robert Half, Inc.
Equifax, Inc	Kelly Services	Perficient, Inc.	TransUnion

Additional 2025 NEO Compensation Considerations

2023 PSU Award Determination (2023-2025) Performance Period

Mses. Owen and Willis and Messrs. Schweihs, Ferencz and Betori each received PSUs as a component of their total long-term equity awards in 2023, which would vest, if at all based on the Company’s achievement of return-on-equity (“ROE”) goals over the three-year performance period. During the 2023-2025 performance period the Company achieved an ROE of -2.3%, which was below the threshold ROE of 8%, resulting in no PSUs being earned for this award.

Changes to the STI Plan and LTI Plan for 2026

For 2026, the Compensation Committee determined that the weightings of the STI plan should be adjusted to 30% Adjusted EBITDA, 30% revenue growth relative to the Revenue Peer Group, and 40% Individual Performance Goals in order to further align executive pay with Company performance. The Compensation Committee adjusted the performance period for the 2026 Adjusted EBITDA PSU award to a one-year period, with any earned PSUs vesting three fiscal years after the grant date for retention purposes. In addition, the calculation for determining the number of PSUs granted will no longer include the 20% discount from the average closing price of the 60 day period prior to the grant date.

Other Compensation Elements

Non-qualified Deferred Compensation Plan

The NEOs are not entitled to participate in the Company’s 401(k) plan. In addition, the NEOs, on the same basis as our other highly compensated employees, as defined in Internal Revenue Service (“IRS”) regulations, are entitled to participate in the Deferred Compensation Plan. The Company’s Deferred Compensation Plan allows participants to maintain their balances in the Deferred Compensation Plan upon termination of employment if a participant has attained the age of 65 years or attained the age of 40 years and achieved five years of credited service.

Under the Deferred Compensation Plan, eligible employees may defer up to 75% of base salary and up to 100% of amounts received under the STI plan. The Deferred Compensation Plan also includes in-service accounts that allow distribution of contributions during employment and installment payments for distributions (up to 10 years) for additional flexibility for tax purposes and retirement planning. Under the Deferred Compensation Plan, the

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COMPENSATION DISCUSSION AND ANALYSIS

Company can match employee contributions at double the rate matched under the Company’s 401(k) plan and such matching funds will be immediately vested. Details of amounts contributed to each NEO’s 2025 deferrals are provided in the 2025 Nonqualified Deferred Compensation Table in the Executive Compensation Tables section. Under the Deferred Compensation Plan, the Company can also make contributions with different vesting schedules for retention purposes, but no such contributions were made during 2025.

The Compensation Committee believes the Deferred Compensation Plan is necessary as a competitive and meaningful retirement benefit for those employees who are eligible to participate, which includes the NEOs, and does not impose any significant risk to or burden on the Company.

Employee Stock Purchase Plan

The NEOs, on the same basis as other employees, are entitled to participate in the Company Employee Stock Purchase Plan (“ESPP”). The ESPP allows NEOs to contribute up to 10% of their earnings toward the monthly purchase of Common Stock. The employees’ purchase price is 85% of the lesser of the fair market value of the shares on either the first day or the last day of each month.

Employment Agreements

The Company has entered into employment agreements with each of the NEOs, under which each NEO may be entitled to payments upon termination of employment under the circumstances described in the Post-Employment Payments section below. The Compensation Committee believes that the termination payments under the employment agreements are necessary to attract and retain high caliber executives in a competitive labor market and to motivate them to contribute to our short- and long-term success for the benefit of our shareholders. The Compensation Committee designed the termination payments, which are recommended by our compensation consultant and consistent with general industry practices, to achieve a balance between these objectives and the potential impact on shareholders.

Change-in-Control Agreements

The Company has entered into change-in-control agreements with each of the NEOs, which were approved by all the independent directors. These agreements are described in greater detail in the Post-Employment Payments section below. The change-in-control agreements are intended to protect the interests of our shareholders by providing short-term security for the executives in the event management and the Board are presented with a business combination or other opportunity that is determined to be in the best interests of our shareholders. The Compensation Committee designed the change-in-control agreements to achieve a balance between the benefits of providing executives with security and the potential impact on the shareholders.

ADDITIONAL POLICIES

Stock Ownership Guidelines

During 2025, the following stock ownership guidelines applied to the NEOs based on a multiple of annual RSU grants.

NEO	Multiple of Annual RSU Grant	Effective Multiple of 2025 Salary	Meeting Guidelines as of December 28, 2025
Taryn R. Owen	4x	6.00	On track to meet guidelines by September 12, 2028
Carl R. Schweihs	3x	2.63	On track to meet guidelines by October 30, 2028
Garrett R. Ferencz	3x	2.63	✓

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COMPENSATION DISCUSSION AND ANALYSIS

NEO	Multiple of Annual RSU Grant	Effective Multiple of 2025 Salary	Meeting Guidelines as of December 28, 2025
Richard P. Betori	3x	2.03	✓
Kristy A. Willis	3x	2.03	N/A

NEOs are expected to achieve their targets within five years of becoming subject to the ownership guidelines. After reaching the specified ownership target, NEOs are considered compliant with the ownership guidelines, provided they have not sold shares in a manner that causes them to fall out of compliance directly after the sale. NEOs are expected to retain net after-tax shares received as compensation and not otherwise transfer any shares of Company stock until the ownership target is again met. As of the date of this proxy, all continuing NEOs met these guidelines or were within the five-year period and on track to meet these guidelines.

The ownership guidelines recognize the significant range of equity awards each NEO is eligible to receive annually, while continuing to require a substantial personal commitment to the Company’s long-term financial performance. The guidelines may be satisfied by shares owned outright (regardless of whether acquired through a Company plan or other acquisition), unvested restricted shares or RSUs, or shares held in the NEO’s account under our employee stock purchase plan. Unvested PSUs may not be used to satisfy the stock ownership guidelines. Compliance with the guidelines is reviewed on an ongoing basis. NEOs who have not satisfied the applicable guidelines after becoming subject to them are encouraged to retain 50% of the net amount of their shares (after applicable taxes) on each vesting date for their RSU awards.

In addition, our CEO is required to hold at least fifty percent (50%) of any shares received upon vesting of RSU or PSU awards, calculated net of any shares withheld to satisfy applicable tax obligations, until the earlier of (i) twelve months following such vesting or (ii) the end of the CEO’s employment with the Company, including due to retirement.

Clawback Policies

In 2023, the Company adopted the Incentive Compensation Recovery Policy (the “Clawback Policy”) in response to the new SEC and NYSE rules. The Clawback Policy was effective as of September 14, 2023, and applies to all current and former NEOs and certain other executives who receive incentive-based compensation on or after the effective date. Under the Clawback Policy, the Company will recover the incentive compensation awarded or paid that exceeds the amount of incentive compensation that would have been received had it been determined based on the restated amount in the event of an accounting restatement of the Company’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws, including any accounting restatement required to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The recovery of such compensation applies regardless of whether an executive officer engaged in misconduct or otherwise caused or contributed to the requirement for a restatement.

In addition, the clawback policy in effect prior to September 14, 2023, will continue to apply to all current and former NEOs and certain other executives who received incentive-based compensation prior to September 14, 2023. Under this policy, the Company may seek to recover the incentive compensation awarded or paid where: (i) the incentive compensation was calculated based wholly or in part upon the achievement of certain financial results that were subsequently the subject of a restatement; (ii) in the Compensation Committee’s view, the executive engaged in fraud or illegal conduct that materially contributed to or caused the restatement; and (iii) a lower payment would have been made to the executive based upon the restated financial results. The Compensation Committee retains discretion regarding the application of this policy and may determine not to seek recovery from an executive if it determines that to do so would be unreasonable or that it is not in the best interest of the Company and its shareholders.

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COMPENSATION DISCUSSION AND ANALYSIS

Insider Trading and Anti-Hedging Policy

Under the Company’s Insider Trading Policy, all directors, NEOs, and all other employees are prohibited from hedging the economic interest in our securities that they hold. In addition, we prohibit Company employees, including the NEOs, from engaging in any short-term, speculative securities transactions, including purchasing Company securities on margin, engaging in short sales, buying or selling put or call options, and trading in options (other than those granted by the Company).

Equity Grant Timing Practices

The Company makes all annual equity grants at the close of the second trading day after the public release of the prior year’s financial results. The Company has long held that this consistent date best protects against any use of material nonpublic information (“MNPI”) influencing the grant date. The Company does not currently grant stock options or similar awards as part of its employee or executive compensation programs and did not grant any such awards in 2025. Neither the Company nor the Compensation Committee considers MNPI when determining the timing or terms of awards and the timed disclosure of MNPI is not used to impact the value of executive compensation. All new-hire or promotional grants to executives are made on the date of hire or promotion. To further protect against the release of MNPI impacting the value of executive compensation, all grants are made using the average stock price of the prior 60-trading days, including the grant date.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management this Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board, and the Board agreed, that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for the year ended December 28, 2025.

Members of the Compensation Committee

William C. Goings, Chair

Colleen B. Brown

Paul G. Reitz

Kristi A. Savacool

EFFECTIVE RISK MANAGEMENT

As part of its oversight of our compensation program, the Compensation Committee regularly reviews the various components of our executive compensation plans and periodically reviews the components of non-executive compensation plans for undue risks. The Compensation Committee concluded that the plans do not create risks reasonably likely to have a material adverse effect on the Company and the plans encourage appropriate, but not excessive, levels of risk-taking.

The 2025 STI plan focused on multiple goals, including Adjusted EBITDA, revenue growth measured against our Revenue Peer Group, resource management, leadership development, corporate citizenship and HCM initiatives, operational goals, and Company profitability. Appropriate payouts were provided for achieving these goals. Another component of the Company’s balanced compensation approach is the LTI plan, which is a significant portion of the NEOs’ compensation, and includes time-based RSU awards and performance-based PSU awards based on profitability and value creation for shareholders. The vesting and performance requirements of these awards provide meaningful alignment with shareholder interests.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee believes the following features of our 2025 compensation program served to mitigate excessive or unnecessary risk-taking:

Compensation Risk Mitigation Features
Pay Mix	Compensation is a mix of base salary and short- and long-term incentives providing compensation opportunities measured by a variety of time horizons to balance our near- and long-term strategic goals.
Metrics	Short- and long-term incentives included financial and non-financial metrics or objectives that required substantial performance on a broad range of significant initiatives and/or sustained financial performance and growth.
Caps	Performance-based incentives are capped with a maximum limit on the amount that could be earned.
Performance Goals	Goals are approved by our independent directors and take into account our historical performance, current strategic initiatives, and the expected economic environment.
Equity	Equity incentive programs and stock ownership guidelines are designed to align management and shareholder interests by providing vehicles for executive officers to accumulate and maintain an ownership position in the Company.
Risk Mitigation Policies	Clawback policies Equity Ownership Guidelines Insider Trading Policy Related Party Policy Anti-hedging policies Minimum vesting periods for equity awards

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Executive Compensation Tables

This section includes the executive compensation tables prescribed by the U.S. Securities and Exchange Commission.

2025 Summary Compensation Table

The following table shows all compensation paid by the Company in fiscal 2025, 2024, and 2023, as applicable, to our CEO, CFO, the other two most highly paid executive officers who were serving as executive officers as of December 28, 2025, and a former executive officer whose employment with the Company terminated on December 10, 2025. The individuals listed in the following tables are the “named executive officers” or “NEOs” referred to in this proxy statement.

Name and Principal Position / Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Taryn R. Owen, President, Chief Executive Officer
2025	$950,000	—	$2,545,479	$1,118,625	—		$4,614,104
2024	$860,000	—	$2,330,628	$645,000	$5,750		$3,841,378
2023	$766,751	—	$1,660,749	$689,931	$11,250		$3,128,681
Carl R. Schweihs, Executive Vice President, Chief Financial Officer
2025	$550,000	—	$859,669	$365,063	—		$1,774,732
2024	$550,000	—	$869,480	$247,500	$5,750		$1,672,730
2023	$508,493	—	$746,164	$283,500	$11,250		$1,549,407
Garrett R. Ferencz, Executive Vice President, Chief Legal Officer
2025	$495,000	—	$773,699	$328,556	—		$1,597,255
2024	$495,000	—	$782,532	$213,468	$4,950		$1,495,950
2023	$495,000	—	$646,866	$297,000	$9,894		$1,448,760
Richard P. Betori, Executive Vice President, TrueBlue and President, PeopleScout
2025	$455,000	—	$548,628	$242,287	—		$1,245,915
2024	$455,000	—	$554,904	$127,968	$5,750		$1,143,622
2023	$413,998	—	$621,423	$197,442	$11,250		$1,244,113
Kristy A. Willis, Former Executive Vice President, TrueBlue and President, PeopleReady
2025	$460,000	—	$554,654	$207,000	$592,424	(3)	$1,814,078
2024	$460,000	—	$560,987	$112,125	$5,750		$1,138,862
2023	$418,224	—	$621,200	$192,576	$11,544		$1,243,544

(1)	The value in this column for 2025 represents the aggregate amount of restricted stock units (“RSUs”) and performance share units awarded based on Company performance (“PSUs”) granted to NEOs in 2025 and calculated according to FASB ASC Topic 718, with the RSUs and PSUs with an Adjusted EBITDA performance criteria (“Adjusted EBITDA PSUs”) calculated based on the closing stock price on the date of grant and PSUs with a rTSR performance criteria (“rTSR PSUs”) based on a Monte Carlo simulation. These amounts do not necessarily correspond to the actual value that will be realized by the NEO, or the manner of calculating the RSU or PSU award used by the Compensation Committee. For example, in 2025, Ms. Owen received a target value of $1,425,000 in RSUs with the actual number of shares granted being calculated using the average closing price of our stock during the 60 trading days preceding and including the grant date, which was approximately $7.87. In 2025, Ms. Owen received two PSU awards: (1) Adjusted EBITDA PSUs; and (2) rTSR PSUs. Ms. Owen received a target value for Adjusted EBITDA PSUs and rTSR PSUs of $997,500 and $427,500, respectively, with the actual number of PSUs being calculated using 80% of the average closing price of our stock during the 60 trading days preceding and including the grant date, which was approximately $5.84. The FASB ASC Topic 718 grant date fair value of Ms. Owen’s RSUs, target Adjusted EBITDA PSUs, and target rTSR PSUs was $1,148,187, $995,000, and $402,292, respectively, each of which is included in the table above. Equity awards are described in more detail in the Compensation

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EXECUTIVE COMPENSATION TABLES

Discussion and Analysis section of this proxy statement and in the Grants of Plan-Based Awards table. For additional information, refer to Note 11 to the Consolidated Financial Statements found in Item 8 of Part II of our 2025 Form 10-K (listed under Stock-Based Compensation). The value of the PSUs granted in 2025 is based upon the target outcome, which was the probable performance outcome at the grant date. The maximum value of the 2025 PSUs, assuming that the highest level of performance conditions is achieved, based on the grant date share price of $5.83 for the Adjusted EBITDA PSUs and $5.50 for the rTSR PSUs, is $2,095,941 for Ms. Owen, $707,858 for Mr. Schweihs, $637,064 for Mr. Ferencz, $451,740 for Mr. Betori, and $456,698 for Ms. Willis.

(2)	The amounts set forth in this column for the respective fiscal year were earned during such fiscal year and paid in the early part of the following fiscal year to each of the NEOs under our STI Plan. For additional information on the determination of the amounts related to Non-Equity Incentive Plan Compensation, see the discussion in the Compensation Discussion and Analysis section entitled “Short-Term Incentive Plan.”

(3)	This amount represents, as a result of Ms. Willis’s termination without cause, $26,466 for continuation of her base salary from December 10, 2025 through December 31, 2025, $460,000 for 12 months’ of her base salary, $69,885 for accrued, but unused paid time off and personal holidays, and $36,073 for group health plan coverage.

2025 Grants of Plan-Based Awards

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(3)			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All other stock awards: number of shares of stock or units (#)(5)	Grant Date Fair Value of Equity Based Awards(6)
Name/Type of Award	Grant Date	Action Date(1)	Threshold ($)(2)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Taryn R. Owen
Cash Incentive		2/4/2025	$890,625	$1,425,000	$2,280,000	—	—	—	—	—
Restricted Stock Units	2/21/2025	2/4/2025	—	—	—	—	—	—	181,102	$1,148,187
Performance Share Units(7)	3/14/2025	3/13/2025	—	—	—	85,335	170,669	256,004	—	$995,000
Performance Share Units(8)	3/14/2025	3/13/2025	—	—	—	36,572	73,144	109,716	—	$402,292
Carl R. Schweihs
Cash Incentive		2/4/2025	$257,813	$412,500	$660,000	—	—	—	—	—
Restricted Stock Units	2/21/2025	2/4/2025	—	—	—	—	—	—	61,162	$387,767
Performance Share Units(7)	3/14/2025	3/13/2025	—	—	—	28,820	57,639	86,459	—	$336,035
Performance Share Units(8)	3/14/2025	3/13/2025	—	—	—	12,352	24,703	37,055	—	$135,867
Garrett R. Ferencz
Cash Incentive		2/4/2025	$232,031	$371,250	$594,000	—	—	—	—	—
Restricted Stock Units	2/21/2025	2/4/2025	—	—	—	—	—	—	55,046	$348,992
Performance Share Units(7)	3/14/2025	3/13/2025	—	—	—	25,938	51,875	77,813	—	$302,431
Performance Share Units(8)	3/14/2025	3/13/2025	—	—	—	11,116	22,232	33,348	—	$122,276
Richard P. Betori
Cash Incentive		2/4/2025	$213,281	$341,250	$546,000	—	—	—	—	—
Restricted Stock Units	2/21/2025	2/4/2025	—	—	—	—	—	—	39,033	$247,469
Performance Share Units(7)	3/14/2025	3/13/2025	—	—	—	18,392	36,784	55,176	—	$214,451
Performance Share Units(8)	3/14/2025	3/13/2025	—	—	—	7,883	15,765	23,648	—	$86,708
Kristy A. Willis
Cash Incentive		2/4/2025	$215,625	$345,000	$552,000	—	—	—	—	—
Restricted Stock Units	2/21/2025	2/4/2025	—	—	—	—	—	—	39,462	$250,189
Performance Share Units(7)	3/14/2025	3/13/2025	—	—	—	18,594	37,188	55,782	—	$216,806
Performance Share Units(8)	3/14/2025	3/13/2025	—	—	—	7,969	15,938	23,907	—	$87,659

(1)	This column reflects the date that the Compensation Committee approved the Company and individual performance targets and awards under the STI plan, as well as the RSU awards and Company performance targets for the PSU awards under the LTI plan.

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EXECUTIVE COMPENSATION TABLES

(2)	These amounts include the individual performance (at target because there is no threshold for this component), Company Adjusted EBITDA (at threshold) and Company relative revenue growth portions (at threshold) of the STI plan opportunity as discussed in the Compensation Discussion and Analysis section.

(3)	These columns show what the potential payout for each NEO would have been under the STI plan in 2025, if the threshold, target, or maximum goals were satisfied for all Company performance measures. The amount also reflects the individual performance goals component of the STI plan. For actual payouts under the STI plan for 2025, please see the “Non-Equity Incentive Plan Compensation” column of the 2025 Summary Compensation Table. The Company and individual performance measures for determining the payout are discussed in the Compensation Discussion and Analysis section.

(4)	These columns show the number of PSUs granted in 2025 to the NEOs under the LTI plan. The target number of PSUs granted was calculated using the target value for the award which is based on a percentage of the NEO’s salary. The 2025 PSUs vest, if at all, on or about the second day after the release of our annual earnings following the performance period, according to predetermined targets. The amounts shown reflect the potential payout for PSUs for each NEO under the LTI plan if the threshold, target, or maximum Company performance goals are satisfied. The performance goals for determining the potential vesting amounts are described in the Compensation Discussion and Analysis section. The number of PSUs granted was calculated using the target value for the award (a percentage of the NEO’s salary) divided by 80% of the average closing price of the Common Stock during the 60 trading days preceding and including the grant date, which was approximately $5.84.

(5)	This column shows the number of RSUs granted in 2025 to the NEOs under the LTI plan. The number of RSUs granted on February 21, 2025 was calculated using the target value for the award (a percentage of the NEO’s salary) divided by the average closing price of the Common Stock during the 60 trading days preceding and including the grant date, which was $7.87. For these RSUs, 33.33% of each award vests annually over a three-year period.

(6)	This column shows the grant date fair value of equity awards calculated in accordance with FASB ASC Topic 718. For RSUs, grant date fair value was calculated using the closing price of the Common Stock on the grant date. The closing price of the Common Stock on February 21, 2025, was $6.34. For the Adjusted EBITDA PSUs, which have a non-market based performance condition, the grant date fair value was calculated using the closing price of the Common Stock on the date of grant and the target number of PSUs. The closing price of the Common Stock on March 14, 2025 was $5.83. For rTSR PSUs, which have a market-based performance condition, the grant date fair value was calculated using a Monte Carlo simulation conducted by a third-party. The calculated grant date fair value per share of these awards at target was $5.50. The performance goals and award multipliers for determining the potential vesting amounts are described in the Compensation Discussion and Analysis section. The amounts shown are consistent with the estimate of aggregate compensation cost to be recognized over the performance period determined as of the grant date under FASB ASC Topic 718, excluding the effect of forfeitures. For additional information on the calculation and valuation of equity awards, refer to the Compensation Discussion and Analysis section and refer to Note 11 to the Consolidated Financial Statements found in Item 8 of Part II of our 2025 Form 10-K (listed under Stock-Based Compensation).

(7)	These PSUs have a non-market based performance condition, which is the three-year aggregate Adjusted EBITDA for the relevant performance period.

(8)	These PSUs have a market-based performance condition, which is relative total shareholder return (rTSR).

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EXECUTIVE COMPENSATION TABLES

2025 Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding unvested RSUs and PSUs held by the NEOs as of December 28, 2025. The market value of the RSUs, and PSUs is based on the closing market price of the Common Stock on December 28, 2025, which was $4.65. For additional information about these awards, see the description of our LTI plan in the Compensation Discussion and Analysis section. Grants that are not listed in the vesting schedule were 100% vested as of December 28, 2025.

Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Taryn R. Owen	10/3/2022	3,236	$15,047	—	—
	2/3/2023	10,573	$49,164	—	—
	10/2/2023	11,145	$51,824	—	—
	2/23/2024	60,652	$282,032	—	—
	3/7/2024	—	—	40,987	$190,590
	3/7/2024	—	—	17,566	$81,682
	2/21/2025	181,102	$842,124	—	—
	3/14/2025	—	—	85,335	$396,808
	3/14/2025	—	—	73,144	$340,120
Carl R. Schweihs	2/3/2023	4,577	$21,283	—	—
	11/1/2023	7,711	$35,856	—	—
	2/23/2024	22,627	$105,216	—	—
	3/7/2024	—	—	15,291	$71,103
	3/7/2024	—	—	6,554	$30,476
	2/21/2025	61,162	$284,403	—	—
	3/14/2025	—	—	28,820	$134,013
	3/14/2025	—	—	24,703	$114,869
Garrett R. Ferencz	2/3/2023	5,149	$23,943	—	—
	2/23/2024	20,364	$94,693	—	—
	3/7/2024	—	—	13,762	$63,993
	3/7/2024	—	—	5,898	$27,426
	2/21/2025	55,046	$255,964	—	—
	3/14/2025	—	—	25,938	$120,612
	3/14/2025	—	—	22,232	$103,379

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Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Richard P. Betori	2/4/2022	1,277	$5,938	—	—
	2/3/2023	3,473	$16,149	—	—
	4/3/2023	4,643	$21,590	—	—
	4/3/2023	1,764	$8,203	—	—
	2/23/2024	14,440	$67,146	—	—
	3/7/2024	—	—	9,759	$45,379
	3/7/2024	—	—	4,183	$19,451
	2/21/2025	39,033	$181,503	—	—
	3/14/2025	—	—	18,392	$85,523
	3/14/2025	—	—	15,765	$73,307
Kristy A. Willis	3/7/2024	—	—	9,866	$45,877
	3/7/2024	—	—	4,228	$19,660
	3/14/2025	—	—	12,272	$57,065
	3/14/2025	—	—	10,519	$48,913

(1)	The amounts in this column include unvested RSU awards as of December 28, 2025 and PSUs that were granted in 2023 and that became determinable as of December 28, 2025, but which had not yet vested. As described in more detail in the Compensation Discussion and Analysis section above, the 2023 PSUs resulted in 0% of the target number of PSUs being earned and are therefore not included in the table above. For restricted shares and RSU awards, 33.33% of each NEO’s award vests every year for three years on each anniversary of the date of the grant, except for promotional awards and awards received by the NEOs prior to becoming an NEO which vest at a rate of 25% each year for four years on each anniversary of the date of the grant. The awards vesting over four years include Ms. Owen’s October 2022 and October 2023 awards, Mr. Schweihs’s November 2023 award, and all awards to Mr. Betori prior to his promotion effective March 20, 2023, as well as his promotional grant on April 3, 2023, for originally 9,285 shares (4,643 shares unvested as of fiscal year-end).
(2)	The amount in this column includes PSU awards. The PSU awards vest, if at all, on or about the second day after the release of our annual earnings following the performance period, according to predetermined targets. For additional information on the vesting schedule and Company performance goals for PSUs granted in 2025, please see the Compensation Discussion and Analysis section. For PSU awards granted in 2024, additional information on performance goals can be found in our proxy statement filed in connection with our 2025 annual meeting of shareholders. The March 7, 2024 and March 14, 2025 PSU awards will vest, if at all, two days after the disclosure of earnings for 2026 and 2027, respectively. Pursuant to the applicable SEC rules, the March 7, 2024 rTSR and Adjusted EBITDA PSU grants and the March 14, 2025 Adjusted EBITDA PSU grants each assume a 50% payout of the award, or the threshold number of shares, will be earned, as each of those PSUs were tracking below threshold as of fiscal year-end. The March 14, 2025 rTSR PSU grant is reflected at target, as those PSUs were tracking above threshold and below target. The March 10, 2023 PSU grant for Ms. Owen and Messrs. Schweihs and Ferencz, as well as the April 3, 2023 PSU grant for Mr. Betori and Ms. Willis became determinable as of December 28, 2025 and are not included in this column.

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2025 Stock Vested

The following table provides information for the NEOs regarding the number of shares acquired upon the vesting of RSU awards during 2025 and the value realized before payment of applicable withholding tax and broker commissions. The value realized represents long-term gain over several years, which is not part of the compensation awarded in 2025 as reported in the 2025 Summary Compensation Table.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Taryn R. Owen	56,774	$ 385,692
Carl R. Schweihs	23,111	$ 154,276
Garrett R. Ferencz	18,773	$ 133,953
Richard P. Betori	17,106	$ 109,254
Kristy A. Willis	44,840	$ 243,813

(1)	This table only includes vesting of RSUs because the 2022 PSU grant resulted in no shares being earned. For additional information on the vesting of the 2022 PSUs, please see our prior proxy statement. Additionally, this column does not include the vesting of the 2023 PSUs which were scheduled to vest, if at all, in February 2026. For additional information on the vesting of the 2023 PSUs, please see the 2025 Outstanding Equity Awards at Fiscal Year-End section above.

(2)	The dollar amount realized upon vesting was calculated by multiplying the number of RSUs that vested (including shares withheld for tax withholding purposes) by the closing value of the Common Stock on the applicable vesting date.

2025 Nonqualified Deferred Compensation

The Company maintains a Nonqualified Deferred Compensation Plan that allows certain highly compensated employees, including the NEOs, to defer portions of their base salary and annual non-equity incentive and thereby defer taxes. The following table provides additional information about the amounts deferred by our NEOs:

Name	Executive Contributions in Last FY ($)(1)	Company Contributions in Last FY ($)(2)	Aggregate Earnings (Loss) in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Taryn R. Owen	$18,862	$—	$69,569	$—	$514,045
Carl R. Schweihs	$32,450	$—	$79,029	$55,941	$636,513
Garrett R. Ferencz	$—	$—	$54,729	$—	$442,650
Richard P. Betori	$122,992	$—	$2,841	$—	$859,712
Kristy A. Willis	$45,609	$—	$44,027	$—	$403,527

(1)	For the Company’s NEOs, amounts in this column are included in the amounts shown as “Salary” in the 2025 Summary Compensation Table above.

(2)	No Company match was earned for 2025. Accordingly, no amounts were contributed by the Company to the Nonqualified Deferred Compensation Plan for 2025. As a result, there are no amounts reported in the column “Company Contributions in Last FY” and no amounts related to a 2025 match are included in “All Other Compensation” in the 2025 Summary Compensation Table above.

(3)	These amounts were earned, or lost, by the NEO according to investment gains and losses based on the performance of certain investment choices selected by the participants in the Nonqualified Deferred Compensation Plan. Participants in the Nonqualified Deferred Compensation Plan may change their investment elections at any time under the same rules that apply under the 401(k) plan.

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The participants in the Nonqualified Deferred Compensation Plan may annually elect to defer up to 75% of their salary and up to 100% of their annual non-equity incentive. Participants are always 100% vested in the elective deferral contributions to the plan. The amounts deferred into this plan and all earnings remain subject to the claims of the Company’s general creditors until distributed to the participant. Participants may receive their funds after the termination of their employment or during employment in the case of an unforeseen emergency, the disability of the participant, or a change in control. Participants also have the option to receive a distribution of deferred funds during employment if such a distribution was established prior to the deferral. Any Company matching contributions are discretionary. Whether a matching contribution will be made for a plan year and the amount of any such match is determined each year by the Company. Matching funds are immediately vested.

The deemed rates of return for the earnings options may be positive or negative and thus may result in gains or losses to a participant’s plan balance. No assets are required to actually be invested in such funds. The deemed investment options may be changed by the participant periodically throughout the year. For certain key employees, the distribution election must be made at least six months before the actual payment of the participant’s account balance.

Post-Employment Payments

The Company has entered into employment agreements and change-in-control agreements with each of the NEOs pursuant to which each NEO may be entitled to payments upon termination of employment under the circumstances described below. The payments are subject to the fulfillment of certain conditions, including compliance with a non-competition agreement, which are also described below. The information below is a summary of certain material provisions of these agreements and does not attempt to describe all aspects of the agreements. The rights of the parties are governed by the actual agreements and are in no way modified by the abbreviated summary set forth in this proxy statement.

Following the description of the agreements, there is a table showing the potential payments the NEOs could have received under these agreements assuming their employment with the Company was terminated without cause by the Company or for good reason by the NEO on December 28, 2025.

Separation Payment for Kristy A. Willis

Ms. Willis served as Executive Vice President, President of PeopleReady until December 10, 2025, when she was terminated without cause. Pursuant to the terms of her employment agreement and certain additional discretionary benefits, Ms. Willis received the following benefits upon her separation from the Company:

●	continued payments of Ms. Willis’s base salary until December 31, 2025 and for an additional 12 months following her termination date;

●	payment of a portion of Ms. Willis’s 2025 STI plan award;

●	immediate vesting in all previously awarded but unvested RSUs for the portion that would have vested in the 12-month period immediately following her termination date;

●	continued vesting of outstanding PSUs at the end of the applicable performance period, prorated for the length of time Ms. Willis served during the performance period, as if she served through December 31, 2025, plus 12 months, and subject to each grant’s performance criteria;

●	accrued, but unused paid time off and personal holidays; and

●	12 months of COBRA coverage.

As of December 10, 2025, the estimated value of Ms. Willis's total payments upon separation was approximately $1,299,807. This included, based on the terms of her employment agreement: (i) $460,000 for 12 months of her base salary; (ii) $207,000 for her 2025 STI plan award; (iii) $133,221 for the RSUs that vested immediately upon her termination; (iv) $367,162 for the prorated PSUs, assuming each award vests at target, which amounts were calculated by using the closing price of a share of Common Stock on the date of Ms. Willis's separation on December 10, 2025, which was $4.83; (iv) $69,885 for accrued, but unused paid time off and personal holidays; and (vi) the following discretionary benefits: (a) $26,466 for the continuation of her salary through December 31, 2025; and (b) $36,073 for 12 months of COBRA coverage.

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Employment Agreement for Ms. Owen

Ms. Owen’s employment agreement provides that if the Company terminates her employment without cause, or if Ms. Owen terminates her employment with good reason (subject to notice and cure provisions allowing the Company to remedy the condition constituting good reason), then she will be entitled to the following:

●	separation payments at a rate equal to her base salary at the time of termination for a period of 18 months;

●	payment of Ms. Owen’s then applicable short-term incentive award subject to performance conditions set by the Board and prorated for the portion of the period Ms. Owen is actually employed by the Company; and

●	additional equity vesting as follows: (a) to the extent that Ms. Owen’s unvested equity awards are scheduled to vest based solely on her continued employment within 18 months following such termination such portion of the awards will become fully vested on the termination date; and (b) Ms. Owen’s unvested equity awards scheduled to vest based upon attainment of specified performance goals shall vest after the end of the applicable performance period based on actual performance results, prorated for the portion of the performance period employed (for which purpose Ms. Owen will be deemed to have continued employment for a period of 18 months following termination but not beyond the end of the applicable performance period(s)).

The foregoing separation benefits are conditioned upon the execution by Ms. Owen of a release of claims against the Company and continued compliance by Ms. Owen with all covenants with the Company. Pursuant to her employment and non-compete agreements, Ms. Owen’s covenants with the Company include, without limitation, covenants requiring a duty of loyalty, non-disclosure of confidential information, assignment of inventions, non-competition for 18 months following her termination, and non-solicitation for 24 months following her termination. Ms. Owen is also party to a non-competition agreement with the Company.

Ms. Owen’s employment agreement, through reference to Ms. Owen’s change-in-control agreement, also provides that if she is deemed to receive an “excess parachute payment” as defined in Section 280G of the Internal Revenue Code (the “Code”) by reason of the accelerated vesting of the equity awards (taking into account any other compensation paid or deemed paid to her), the amount of such payments or deemed payments shall be reduced or, alternatively, the provisions of the employment agreement shall not act to vest unvested equity incentive awards to Ms. Owen, so that no such payments or deemed payments shall constitute excess parachute payments. The determination of whether a payment or deemed payment constitutes an excess parachute payment shall be in the sole discretion of the Board.

Employment Agreements for Messrs. Schweihs, Ferencz, and Betori

Messrs. Schweihs, Ferencz, and Betori are parties to employment agreements and incentive plan terms, which provide that if the Company terminates the NEO’s employment without cause, or if the NEO terminates his or her employment with good reason other than for death or disability, then the NEO will be entitled to the following:

●	separation payments at a rate equal to the NEO’s base salary at the time of termination for a period of 12 months;

●	payment of the NEO’s then applicable short-term incentive award subject to performance conditions set by the Board and prorated for the portion of the period the NEO is actually employed by the Company; and

●	additional equity vesting as follows: (a) to the extent that the NEO’s unvested equity awards are scheduled to vest based solely on his or her continued employment within 12 months following such termination, such portion of the awards will become fully vested; and (b) all of the NEO’s unvested equity awards scheduled to vest based on attainment of specified performance goals shall vest after the end of the applicable performance period based on actual performance results, prorated for the portion of the performance period employed (for which purpose such NEO will be deemed to have continued employment for a period of 12 months following termination but not beyond the end of the applicable performance period(s)).

As a condition precedent to being entitled to receive the benefits set forth above, the NEO must sign and deliver, and thereafter not revoke a release of claims against the Company, remain in full compliance with all provisions of the sections of the employment and non-compete agreement(s) relating to non-disclosure of confidential information

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and assignment of inventions, and be and remain in full compliance with the non-competition agreement and any other covenants with the Company entered into by the NEO. Each NEO is also party to a non-competition agreement with the Company.

In addition to the provisions described above, the employment agreement for each NEO also provides that, if at the time of termination of employment the NEO is considered a “specified employee” subject to the required six-month delay in benefit payments under Section 409A(a)(2)(B)(i) of the Code, then any separation payments that would otherwise have been paid within the first six months after termination of employment shall instead be paid in a single lump sum on (or within 15 days after) the six-month anniversary of such termination of employment and any remaining severance payments shall be made monthly after such six-month anniversary.

Change-in-Control Agreements

The Company has entered into change-in-control agreements with each of the NEOs. Each change-in-control agreement by its terms expires each year on December 31st, provided that beginning on January 1st of each subsequent year, the change-in-control agreements will automatically extend for an additional year, unless either party gives notice of termination not later than September 30th of the immediately preceding year. Because no such notices of termination were provided, the change-in-control agreements were in effect through December 31, 2025, and were extended through December 31, 2026. If a change in control occurs during the term, the term will expire on the earlier of the third anniversary of the change in control or the date of the executive’s death (such period is referred to as the “Severance Period”).

Change in control means that during the term of the agreements any of the following events occur:

●	any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 33.33% of the combined voting power of the then-outstanding voting stock of the Company;

●	a majority of the Board ceases to be comprised of incumbent directors; or

●	the consummation of a reorganization, merger, consolidation, plan of liquidation or dissolution, recapitalization or sale, or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), and as a result of which less than 50% of the outstanding voting interests or securities of the surviving or resulting entity immediately after the Business Transaction are owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such Business Transaction, in substantially the same proportions as their ownership before such Business Transaction.

The Company will be required to pay the amounts described in the table below, if following the occurrence of a change in control and during the Severance Period (or within 90 days prior to the date of a change in control, if at the request of a third-party who has taken steps reasonably calculated to effect a change in control): (i) the Company terminates the NEO’s employment other than for cause, or as a result of the NEO’s death or permanent disability; or (ii) the NEO terminates the NEO’s employment for good reason. Each of (i) and (ii) is referred to in the change-in-control agreement as a “Triggering Termination.” As a condition precedent to receiving any payments and benefits under the change-in-control agreement, the NEO must execute and not later revoke a waiver and release agreement and be in compliance with the restrictive covenants and terms of the change-in-control agreement. The material covenants of each NEO in the change-in-control agreements include a duty of loyalty, non-disclosure, non-use, and protection of confidential information, non-disparagement, non-competition, and non-solicitation of employees and clients. The non-competition and non-solicitation provisions apply during the term of the change-in-control agreement and for a period of two years following the termination of employment.

In the event of a Triggering Termination, subject to the terms of the applicable agreement, the Company is required to pay to the NEOs, (A) an amount equal to two times the sum of (i) the NEO’s annual base salary rate in effect for the year in which the termination date occurs, plus (ii) the NEO’s target non-equity incentive (in an amount equal to the target non-equity incentive immediately prior to the change in control or, if such target shall not have been established or shall be reduced after a change in control, the highest aggregate incentive pay earned in any of

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the three fiscal years immediately preceding the year in which the change in control occurred), and (B) provide 18 months of health and welfare benefits. Such amounts shall be payable as follows: 50% shall be payable within five business days after the termination date and 50% shall be payable in equal monthly installments over the 24 months following the termination date. The agreement provides that the timing of payments may be adjusted if necessary to comply with Section 409A of the Code. The Company will also provide employee benefits to the NEO comparable to the benefits that the NEO was receiving or entitled to receive immediately prior to the termination date or will pay a lump sum payment in lieu of the continuation of such benefits, as described in the change-in-control agreement.

In addition to the amounts described above, if there is a Triggering Termination, the Company will pay in cash to the NEO a lump sum amount equal to the sum of (i) any unpaid incentive compensation that has been earned, accrued, allocated, or awarded to the NEO for any performance period ending prior to a Triggering Termination, plus (ii) the value of any annual non-equity incentive or long-term incentive pay earned, accrued, allocated, or awarded with respect to the NEO’s service during the performance period or periods that include the date on which the change in control occurred. Furthermore, if there is a Triggering Termination, all stock options, restricted shares, RSUs, PSUs, and any other equity award shall become fully vested as of the date of termination.

Notwithstanding any provision of the change-in-control agreement or any other agreement between the NEO and the Company to the contrary, if any amount or benefit to be paid or provided under the change-in-control agreement or any other agreement would be a payment that creates an obligation for the NEO to pay excise taxes under Section 280G of the Code (an “excess parachute payment”), then the payments and benefits to be paid or provided under the change-in-control agreement and any other agreement will be reduced to the minimum extent necessary (but in no event to less than zero) so that no portion of any such payment or benefit, as so reduced, constitutes an excess parachute payment; provided that the foregoing reduction will not be made if such reduction would result in the NEO receiving an after-tax amount less than 90% of the after-tax amount of the severance payments the NEO would have received under the change-in-control agreement or under any other agreement. In the event that any payment or benefit intended to be provided is required to be reduced pursuant to this provision, the NEO will be entitled to designate the payments and/or benefits to be so reduced.

In addition to the foregoing limitation, the change-in-control agreements provide that to the extent that the NEO receives payments by reason of the NEO’s termination of employment pursuant to any other employment or severance agreement or employee plan (collectively, “Other Employment Agreements”), the amounts otherwise receivable under the change-in-control agreement will be reduced by the amounts actually paid pursuant to the Other Employment Agreements, but not below zero, to avoid duplication of payments so that the total amount payable or value of benefits receivable under the change-in-control agreement, and under the Other Employment Agreements, is not less than the amounts payable or value of benefits receivable had such benefits been paid in full under the change-in-control agreement.

Restricted Stock Units, and Performance Share Unit Agreements

The award agreements that govern the RSU and PSU grants to the NEOs also provide that the RSUs and PSUs, as applicable, will become fully vested if after a change of control, the NEO is terminated without cause or terminates employment for good reason. PSUs vest in such an event at the target level, provided that the Compensation Committee shall have the discretion to determine whether the performance goals shall be deemed to have been performed at the maximum level. For purposes of the RSU and PSU agreements, “change of control” means the first day that any one or more of the following conditions shall have been satisfied:

●	the sale, liquidation, or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions;

●	an acquisition (other than directly from the Company) of any outstanding voting securities by any person, after which such person has beneficial ownership of 25% or more of the then outstanding voting securities of the Company, other than a Board approved transaction;

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●	during any consecutive 24-month period, the individuals who, at the beginning of such period, constitute the Board cease for any reason other than death to constitute at least a majority of the members of the Board, subject to certain exceptions; or

●	a merger, consolidation, or reorganization of the Company, as a result of which the shareholders of the Company immediately prior to such merger, consolidation, or reorganization own, directly or indirectly, immediately following such merger, consolidation, or reorganization less than 50% of the combined voting power of the outstanding voting securities of the entity resulting from such merger, consolidation, or reorganization.

Potential Payout Upon an Involuntary Termination Without Cause or for Good Reason

The table below quantifies the potential payouts to each of the NEOs assuming his or her employment with the Company was terminated on December 28, 2025. The table shows two alternative scenarios: (i) termination after a change in control; and (ii) termination before a change in control. Actual payout for Ms. Willis’s termination effective December 10, 2025, is described above at the beginning of this Post-Employment Payments section.

	Potential Payouts upon Involuntary Termination by Company without Cause or by NEO for Good Reason after a Change in Control(1)			Potential Payouts upon Involuntary Termination by Company without Cause or by NEO for Good Reason before a Change in Control(2)
Name(3)	Cash Payment(4)	Restricted Shares, Restricted Stock Unit & Performance Share Unit Vesting(5)(6)	Continuation of Health & Welfare Benefits	Cash Payment(7)	Restricted Shares, Restricted Stock Unit & Performance Share Unit Vesting(8)(9)	Continuation of Health & Welfare Benefits
Taryn R. Owen	$4,750,000	$2,918,461	$54,350	$2,543,625	$2,424,273	$—
Carl R. Schweihs	$1,925,000	$1,032,798	$—	$915,063	$645,267	$—
Garrett R. Ferencz	$1,732,500	$902,030	$54,350	$823,556	$569,393	$—
Richard P. Betori	$1,592,500	$674,534	$33,380	$697,287	$419,788	$—

(1)	Assumes that (a) the change-in-control agreement was effective as of December 28, 2025, (b) a change in control occurred on or before such date, and (c) the NEO was terminated by the Company without cause on such date or the NEO terminated NEO’s employment for good reason on such date.

(2)	Assumes that (a) the employment agreement was effective as of December 28, 2025, (b) no change in control occurred on or before such date, and (c) the NEO was terminated by the Company without cause on such date or the NEO terminated NEO’s employment for good reason on such date. These amounts reflect actual 2025 STI plan payments.

(3)	As discussed above, the amounts actually payable to the NEOs pursuant to the change-in-control agreement may be subject to reduction if any amount or benefit to be paid under such agreement or any other agreement would be a payment that creates an obligation for the NEO to pay excise taxes under Section 280G of the Code.

(4)	These amounts are based on the NEOs’ salary as of 2025 fiscal year-end and the target STI plan award for 2025.

(5)	The employment agreements for the NEOs provide for the accelerated vesting of all equity awards upon termination of employment under the conditions noted in footnote (1) above.

(6)	The amounts shown are calculated by multiplying the number of unvested restricted shares and RSU awards and unvested PSU awards (which are shown at 0% of target for the 2023 PSU award) for such NEO with respect to which the vesting would accelerate as a result of termination under the conditions noted in footnote (1) above by the closing price of the Common Stock on December 28, 2025, which was $4.65. Unvested restricted shares, RSUs, and PSUs are set forth in the 2025 Outstanding Equity Awards at Fiscal Year-End table.

(7)	As of December 28, 2025, the NEOs’ employment agreements provide for cash payments of 12 months’ salary (18 months’ salary for Ms. Owen) and the amount earned under the 2025 STI plan up until the date of termination following a termination of employment under the conditions noted in footnote (2) above. These amounts are based on the NEO’s salary as of 2025 fiscal year-end and the amount earned under the 2025 STI plan.

(8)	The NEOs’ employment agreements provide for the accelerated vesting of those equity awards which would have vested in the 12-month period (18-month period for Ms. Owen) following a termination of employment under the conditions noted in footnote (2) above.

(9)	The PSU award agreements provide that, upon termination of employment under the conditions noted in footnote (2) above, a pro-rata portion of the PSUs vest and are paid out at the end of the performance period based on actual performance. The amounts shown reflect the 2023 PSU award at 0% of target, the amount actually earned.

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Retirement Benefits

The Company provides certain payments and acceleration upon "Retirement." "Retirement" applies only if the NEO has achieved: (a) at least 10 years of service; and (b) at least 55 years of age. In the event of termination of employment due to a "Retirement", the NEOs' STI and LTI awards will be prorated and paid as follows:

●	STI: the current year’s award will be prorated based on the days worked during the fiscal year and will be paid after the end of the year based on actual performance results;

●	Restricted Shares and RSUs: at the time of retirement, a prorated number of shares that would normally vest at the next scheduled vesting date will be vested based on days worked since the last vesting date; and

●	PSUs: awards will be prorated based on the number of days worked during the performance period and vest after the end of the performance period based on actual performance results.

As of December 28, 2025, except for Mr. Betori, our NEOs were all under the age of 55, and were not eligible for these retirement benefits. Mr. Betori’s retirement benefits as of December 28, 2025 would have been $516,302.

Death and Disability Benefits

If any of the NEOs’ employment with the Company terminates due to death or disability, their PSU awards will be prorated based on the portion of the applicable performance period they were employed at the end of the performance period. Assuming a December 28, 2025 termination of employment due to death or disability, the total value of each NEO’s PSU awards (other than Ms. Willis) was: Ms. Owen, $740,085; Mr. Schweihs, $262,772; Mr. Ferencz, $236,499; and Mr. Betori, $167,707. These values are based on the closing price of the Common Stock as of December 28, 2025 ($4.65) and the target number of PSUs for each award, except for the 2023 PSU awards which paid out at 0%.

CEO Pay Ratio

This section sets forth information concerning the ratio between the annual total compensation of the Company’s median employee and the annual total compensation of our Chief Executive Officer (“CEO”), Taryn R. Owen.

For the 2025 fiscal year, the annual total compensation of the employee identified as our Company’s median employee was $11,855. Our CEO’s total compensation in 2025 was $4,614,104. Accordingly, for 2025, the CEO pay ratio was estimated to be 389 to 1.

The CEO pay ratio identified for our Company reflects the fact that the significant majority of our employees are temporary employees who work at our clients’ job sites, generally on a short-term project basis, and are not typically employed for a full year. The wages of temporary employees cannot be annualized under the SEC rules for the calculation of this CEO pay ratio.

To identify the median employee, as well as to determine the annual total compensation of the median employee, we adopted a variety of methodologies, applied certain exclusions, and made reasonable estimates based on our payroll and employment records, in a manner consistent with SEC rules.

Our “Measurement Date” was the third Sunday of October, which was October 19, 2025. On the Measurement Date, our active U.S. and Canadian employees, excluding the CEO, consisted of 28,359 individuals. Our employee population was comprised primarily of temporary employees. For our temporary employees, the definition of who was an active employee on the Measurement Date was anyone who worked during the workweek ending on the Measurement Date. For our staff employees, anyone who was denoted as active within our human resources systems on the Measurement Date was included in our employee population.

To identify the median employee from our employee population, we used taxable wages for the full 2025 calendar year. We did not annualize the salary of any of our staff employees who were employed with the Company for part of the year.

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EXECUTIVE COMPENSATION TABLES

Our employee population, from which the median employee was identified, included our U.S. and Canadian employees, which make up the predominant number of employees in the Company. We did not include any of the employees outside the U.S. and Canada as those employees were less than 5% of all employees.

The Company’s total U.S. employee count at the Measurement Date was 27,965 and the total Canada employee count was 395. The total number of employees outside the U.S. and Canada at the Measurement Date was 1,228. The combined total of all employees worldwide at the Measurement Date was 29,588.

The employees outside the U.S. and Canada at the Measurement Date were located in the following jurisdictions:

Country	Approximate Number of Employees Excluded in 2025
India	921
United Kingdom	192
Poland	47
Australia	61
New Zealand	7

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Pay Versus Performance

This section provides a detailed analysis of the Compensation Actually Paid (“CAP”) (as calculated by the SEC rules) to the Company’s executive officers listed below as compared with the performance of the Company and our peer group.

As discussed in the Compensation Discussion and Analysis section above, our Compensation Committee has implemented an executive compensation program designed to link a substantial portion of our NEOs’ compensation to the achievement of the Company’s financial and strategic objectives, and to align our executive pay with changes in the value of our shareholders’ investments. The following table shows the CAP to our Principal Executive Officer (“PEO” or “CEO”) for each of fiscal years 2021 through 2025 and the average CAP to our non-PEO NEOs for each fiscal year as compared with the performance of the Company as measured by the total shareholder return (“TSR”), net income (loss), and Adjusted EBITDA and the performance of our peer group’s TSR. The dollar values shown for CAP in the table below do not reflect the actual amount of compensation earned or paid during the applicable year.

									Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO (Current CEO)(1)	Compensation Actually Paid to PEO (Current CEO)(1)(9)	Summary Compensation Table Total for PEO (2023 Former CEO)(2)	Compensation Actually Paid to PEO (2023 Former CEO)(2)(9)	Summary Compensation Table Total for PEO (2022 Former CEO)(3)	Compensation Actually Paid to PEO (2022 Former CEO)(3)(9)	Average Summary Compensation Table Total for Non-PEO NEOs(4)	Average Compensation Actually Paid to Non-PEO NEOs(4)(9)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(5)(6)	Net Income (Loss) ($ in thousands)(7)	Adjusted EBITDA ($ in thousands)(8)
2025	$4,614,104	$2,181,196	$—	$—	$—	$—	$1,607,995	$861,874	$24	$121	$(47,960)	$11,754
2024	$3,841,378	$2,187,862	$—	$—	$—	$—	$1,362,791	$806,109	$41	$142	$(125,748)	$11,167
2023	$3,128,681	$1,585,310	$5,819,313	$2,863,033	$—	$—	$1,657,452	$986,971	$80	$119	$(14,173)	$28,984
2022	$—	$—	$5,824,544	$5,513,187	$4,425,156	$(6,387,623)	$2,059,452	$897,701	$100	$112	$62,273	$116,999
2021	$—	$—	$—	$—	$5,811,254	$9,920,085	$2,125,200	$3,203,326	$144	$147	$61,634	$103,820

(1)	These amounts reflect the compensation of Ms. Owen (our “Current CEO”) who was appointed as the Company’s CEO effective September 12, 2023.

(2)	These amounts reflect the compensation of Mr. Steven Cooper (our “2023 Former CEO”) who retired as the Company’s CEO effective September 12, 2023.

(3)	These amounts reflect the compensation of Mr. Patrick Beharelle (our “2022 Former CEO”) who resigned as the Company’s CEO effective June 14, 2022.

(4)	For 2025 and 2024, the Non-PEO NEOs were Messrs. Schweihs, Ferencz and Betori and Ms. Willis. For 2023, the Non-PEO NEOs were Messrs. Schweihs, Derrek Gafford, Ferencz, and Betori and Ms. Willis. For 2022 and 2021, the Non-PEO NEOs were Messrs. Ferencz, Gafford, and Schweihs and Ms. Owen.

(5)	These amounts are based on information prepared by Zacks Investment Research, Inc. and assume a $100 investment on fiscal year end (“FYE”) 2020 which was December 27, 2020. Copyright 1980-2026. Index Data: Copyright Standard and Poor’s, Inc. Used with permission. All rights reserved.

(6)	These amounts represent the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization. The peer group used is the S&P 1500 Human Resources and Employment Services Index. The S&P 1500 Human Resources and Employment Services Index is the same index we use in our performance graph in Form 10-K for the applicable year.

(7)	These amounts represent net income (loss) reflected in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) in Form 10-K for the applicable year.

(8)	The Company has determined that Adjusted EBITDA, a non-GAAP financial measure, is the most important financial measure (not otherwise required in the table) used by the Company to link CAP to Company performance for the most recently completed fiscal year. See Appendix A for definition of Adjusted EBITDA as well as the reconciliation of net income (loss) to Adjusted EBITDA.

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PAY VERSUS PERFORMANCE

(9)	CAP was calculated according to applicable SEC rules. For 2025 CAP, the following adjustments were made to 2025 total compensation amounts shown in the 2025 Summary Compensation Table in this proxy statement:

Year	Executive(s)	Summary Compensation Table Total	Subtract Stock Awards	Add Year-End Fair Value of Current Year RS and RSU Awards	Add Year-End Fair Value of Current Year PSU Awards(a)	Add Change in Fair Value of Prior RS and RSU Awards	Add Change in Fair Value of Prior PSU Awards(a)	Add Change in Fair Value of Current Year Vested Equity Awards	Add Change in Fair Value of Prior Vested Equity Awards	Subtract Value of Equity Awards that Failed to Meet Vesting Conditions(b)	Compensation Actually Paid
2025	Current CEO	$4,614,104	$2,545,479	$842,124	$341,582	$(275,651)	$(734,364)	$—	$(61,120)	$—	$2,181,196
	Average for Non-PEO NEOs	$1,607,995	$684,163	$180,468	$85,483	$(69,250)	$(218,035)	$15,884	$(33,965)	$(22,543)	$861,874

(a)	The following table shows the estimated and actual payouts of the annual PSUs awarded as of each FYE date noted, used to calculate the CAP above.

Estimated/Actual Payout as of:	2022 PSU Award	2023 PSU Award	2024 PSU Award EBITDA	2024 PSU Award rTSR	2025 PSU Award EBITDA	2025 PSU Award rTSR
FYE 2024	—%	—%	100.0%	100.0%
Vest Date in 2025	—%
FYE 2025		—%	—%	100.0%	—%	100.0%

(b)	This amount represents the average fair value of awards forfeited for non-PEO NEOs (as a result awards that were forfeited upon Ms. Willis’s separation).

The most important financial performance measures used by the Company to link CAP to our NEOs, for the most recently completed fiscal year, to the Company’s performance are listed in the table below, each of which is described in more detail in the Compensation Discussion and Analysis section above or in prior proxy statements.

Financial Performance Measures

●	Adjusted EBITDA

●	Revenue

●	Relative Total Shareholder Return

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PAY VERSUS PERFORMANCE

Our Compensation Committee is focused on the link between executive compensation, Company performance, and value creation for shareholders. While net income is a commonly used indicator of Company performance, our Compensation Committee believes that using Adjusted EBITDA in our compensation program focuses our executives’ attention on core profitability matters that lead to long-term value creation. Adjusted EBITDA is also a measure used by shareholders when evaluating the performance of the Company. Our use of Adjusted EBITDA in the STI program significantly impacts the NEOs’ STI program and has a direct impact on the CAP to the NEOs in a given year. Shareholders may also use the Company’s TSR when evaluating the performance of the Company. This relationship between net income, Adjusted EBITDA, and the CAP to our PEO and the average of Non-PEO NEOs, which is further supported by the relationship between the CAP to our PEO and Non-PEO NEOs and the Company’s TSR, can be seen in the charts below.

CAP vs. Company TSR

$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($MM)
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Company TSR Value
2021
2022
2023
2024
2025
Prior PEO CAP*
Average Non-PEO CAP
PEO CAP
Company TSR**

*2022 data only includes Mr. Cooper's CAP because Mr. Beharelle's CAP was a negative number ($6,387,623). 2023 data consists of Mr. Cooper's CAP.

CAP vs. Adjusted EBITDA

$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($MM)
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Adjusted EBITDA ($1,000s)
2021
2022
2023
2024
2025
Prior PEO CAP*
Average Non-PEO CAP
PEO CAP
Adjusted EBITDA

*2022 data only includes Mr. Cooper's CAP because Mr. Beharelle's CAP was a negative number, ($6,387,623). 2023 data consists of Mr. Cooper's CAP.

CAP vs. Net Income (Loss)

$12
$10
$8
$6
$4
$2
$0
Compensation Actually Paid ($MM)
$100.00
$50.00
$-
$(50.00)
$(100.00)
$(150.00)
Net Income (Loss) ($1,000s)
2021
2022
2023
2024
2025
Prior PEO CAP*
Average Non-PEO CAP
PEO CAP
Net Income (Loss)

*2022 data only includes Mr. Cooper's CAP because Mr. Beharelle's CAP was a negative number, ($6,387,623). 2023 data consists of Mr. Cooper's CAP.

COMPARISON OF 5-YEAR

TOTAL RETURN TO SHAREHOLDERS*

(assumes $100 investment on 12/27/2020)

60%
40%
20%
0%
-20%
-40%
-60%
-80%
-100%
1 year TSR
2 year TSR
3 year TSR
4 Year TSR
5 Year TSR
TrueBlue, Inc.
S&P 1500 Human Resources & Employment Services Index

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	91

Equity Plans

This section describes our equity compensation plans and includes Proposal 3 regarding the amendment and restatement of the Company’s 2016 Omnibus Incentive Plan.

93	Equity Compensation Plan Information
93	Equity Compensation Plan Table
94	Proposal 3. Approval of the Amendment and Restatement of the Company’s 2016 Omnibus Incentive Plan

trueblue.com	92

Equity Compensation

Plan Information

Equity Compensation Plan Table

The following table presents information on the Company’s equity compensation plans as of December 28, 2025, all of which have been approved by shareholders:

Number of securities
	Number of		remaining available
	securities to be	Weighted-	for future issuance
	issued upon	average	under equity
	exercise of	exercise price	compensation plans
	outstanding	of outstanding	(excluding securities
	options, warrants	options, warrants	reflected in the first
Plan category	and rights(1)	and rights(2)	column)
Equity compensation plans approved by security holders(3)	3,023,431	—	2,292,879

(1)	This amount reflects the total number of outstanding restricted stock units (“RSUs”) and performance share units (“PSUs”) (vesting at the maximum amount) as of the fiscal year end. This amount does not include restricted shares as such awards are not classified as an options, warrants, or rights.
(2)	There are no options or warrants outstanding and the RSUs and PSUs are not reflected in this column, as they do not have an exercise price.
(3)	Equity compensation plans approved by security holders include the following:

TrueBlue, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”). The 2016 Plan applies to directors, officers, employees, and consultants of the Company and permits the granting of nonqualified and incentive stock options, restricted shares, PSUs, RSUs, and stock appreciation rights. As of December 28, 2025, the total number of shares available for future issuance under the 2016 Plan was 1,415,660. Under this plan, there were an aggregate of 3,037,781 restricted shares (granted to employees in India), RSUs, PSUs (at the maximum amount), and deferred shares outstanding and no stock options outstanding as of December 28, 2025. All future stock compensation awards will be awarded from this plan.

2010 TrueBlue Employee Stock Purchase Plan. This plan provides an opportunity for regular employees who have met certain service qualifications to purchase shares of Common Stock through payroll deductions of up to 10% of eligible after-tax compensation. These deductions are used to purchase shares of Common Stock at 85% of the fair market value of Common Stock as of either the first day or last day of each month, whichever is less. As of December 28, 2025, there were 877,219 shares available for future issuance under this plan.

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PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

Introduction and Summary of Proposed Amendment and Restatement

The Company currently maintains the TrueBlue, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), which our shareholders originally approved on May 11, 2016, and later approved amendments and restatements on May 9, 2018, May 11, 2023, May 15, 2024, and May 14, 2025. Under the 2016 Plan, the Company has reserved a number of shares of the Company’s common stock (“Common Stock”) for issuance in the form of stock options, shares of restricted Common Stock (including other stock-based awards for non-employee directors under the director compensation program), restricted stock units (“RSUs”), performance share units (“PSUs”) and stock appreciation rights (“SARs”) and cash awards to employees, officers, consultants, and advisors of the Company and its subsidiaries and to non-employee directors of the Company. The purpose of the 2016 Plan is to (i) attract and retain talented employees, officers, directors, and consultants; and (ii) promote the growth and success of our business by aligning the long-term interests of employees, officers, directors, and consultants with those of our shareholders by providing an opportunity to acquire an interest in our business, rewards for exceptional performance, and long-term incentives for future contributions to our success.

In order to provide a sufficient pool of equity for the Company to continue to attract and retain talent, the Board has adopted, subject to shareholder approval, an amendment and restatement of the 2016 Plan (the “Amended 2016 Plan”) to increase the number of authorized shares of Common Stock available for awards by 1,850,000.

Increase in Shares Available for Awards

The aggregate number of shares of Common Stock authorized to be awarded under the 2016 Plan after the amendment and restatement on May 14, 2025, is (i) 1,542,944 shares carried over from, and previously registered for offer or sale under, the Company’s Amended and Restated 2005 Long-Term Equity Incentive Plan (the “2005 Plan”); plus (ii) 1,800,000 shares approved at the 2018 Annual Meeting of Shareholders; plus (iii) shares underlying any outstanding award granted under the 2005 Plan that, following the original adoption of the 2016 Plan, expired, or were terminated, surrendered, or forfeited for any reason without issuance of such shares (the “Rollover Shares”); plus (iv) 695,000 shares approved at the 2023 Annual Meeting of Shareholder; plus (v) 840,000 shares approved at the 2024 Annual Meeting of Shareholders, plus (vi) 1,475,000 shares approved at the 2025 Annual Meeting of Shareholders. As of March 23, 2026, 157,389 shares of Common Stock remained available for issuance under the 2016 Plan. Pursuant to the proposed Amended 2016 Plan, there would be added an additional 1,850,000 shares of Common Stock, such that the total number of shares available to be awarded after the Amended 2016 Plan is approved will be 2,007,389. The maximum aggregate number of shares of Common Stock authorized to be awarded over the life of the Amended 2016 Plan is 13,565,774, including an aggregate total of 5,362,830 Rollover Shares that as of March 23, 2026, have become or may still become available for awards under the 2016 Plan.

Under the 2016 Plan, as of March 23, 2026, there were 4,508,111 shares subject to granted and outstanding awards, consisting of: 9,071 restricted shares; 2,368,109 RSUs; and 2,130,931 PSUs (at the maximum payout level). As of March 23, 2026, the closing price of a share of Common Stock on the New York Stock Exchange was $3.63.

Additional Equity Plan Information

As of the Record Date, there were 30,359,847 shares of Common Stock outstanding. The following table provides certain additional information as of March 23, 2026, regarding our equity compensation plans, excluding the 2010 Employee Stock Purchase Plan:

Total Shares Subject to Outstanding Stock Options	—
Weighted Average Exercise Price of Outstanding Stock Options	$—
Weighted Average Remaining Duration of Outstanding Stock Options	0.0 months
Total Restricted Stock Units (including maximum Performance Share Units) Outstanding	4,508,111
Total Shares Available for Grant Under the 2016 Plan (PSUs at target payout level)	157,389

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	94

PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

The following table provides a detailed break out of the number of restricted shares, RSUs, and PSUs at target granted under the 2016 Plan in a calendar year and also provides the number of PSUs earned in such calendar year, for the past three fiscal years:

			Granted		Weighted average
			Performance	Earned	number of
Fiscal	Total Full-Value	Granted Restricted	Share Units	Performance	common shares -
Year	Awards Granted	Shares and RSUs	at Target	Share Units	basic
2025	1,379,917	873,980	505,937	—	29,848,949
2024	1,091,684	835,503	256,181	49,933	30,177,299
2023	1,012,300	763,551	248,749	80,196	31,317,293

Plan Features and Grant Practices That Protect Shareholder Interests

The Amended 2016 Plan and our grant practices include features that protect the interests of our shareholders:

●	Independent oversight. The Amended 2016 Plan is administered by the Compensation Committee, a committee composed entirely of independent directors.

●	No evergreen feature. The Amended 2016 Plan includes a number of shares available for grant that will not automatically increase because of an “evergreen” feature.

●	No liberal share counting. The Amended 2016 Plan prohibits the Company from re-using shares that are tendered or withheld to pay the exercise cost or tax obligation of grants. Stock settled SARs are counted at the gross number of shares for which the SAR is granted. The only shares that are re-used in the Amended 2016 Plan are shares covered by awards that have been canceled, forfeited, or expired or for awards settled in cash.

●	Stock option/SAR limits. The exercise price of stock options and SARs awarded must be at least 100% of the fair market value on the date of the award. The maximum term of each stock option and SAR is 10 years.

●	No repricing. The Amended 2016 Plan does not permit the repricing of stock options or SARs without prior approval of the Company’s shareholders.

●	Clawback. Awards granted under the Amended 2016 Plan are subject to any compensation recovery or clawback policy as may be adopted by the Company from time to time.

●	Dividends. The Amended 2016 Plan requires any dividends or dividend equivalents applicable to an award to accrue and be paid only to the extent the award becomes vested or payable.

●	Reasonable run rate. The Compensation Committee continues to control the dilutive effect of equity issued under the Company’s plans by controlling the number of shares issued on an annual basis (run rate).

●	Use of performance-based awards. Named executive officers receive 50% of their annual equity awards as performance share units which will only vest if certain Company performance measures are achieved (see the Compensation Discussion and Analysis section above for further information).

●	Stock ownership requirements. The Company has adopted stock ownership guidelines for directors and executive officers that require them to retain a certain amount of shares of Common Stock (see the Compensation of Directors and Compensation Discussion and Analysis sections in this proxy statement for further information).

●	Minimum vesting requirements. Subject to a five percent carveout, the Amended 2016 Plan generally requires that equity-based awards do not vest until the first anniversary of the date the award is granted. Exceptions are allowed for: (i) substitute awards, (ii) shares delivered in lieu of fully vested cash awards, (iii) qualified retirement under the Company’s Retirement Policy as Approved by the Compensation Committee, and (iv) death or disability, as further detailed within the Plan; and (vi) Change in Control, as further detailed within the Plan.

TrueBlue, Inc. | Notice of the 2026 Annual Meeting and Proxy Statement	95

PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

Summary of the Amended 2016 Plan

The principal features of the Amended 2016 Plan are summarized below. The following summary of the Amended 2016 Plan does not purport to be a complete description of all of the provisions of the Amended 2016 Plan. It is qualified in its entirety by reference to the complete text of the Amended 2016 Plan, which is attached to this proxy statement as Appendix B.

Eligibility

Awards may be granted under the Amended 2016 Plan to officers, employees, consultants, and advisors of the Company and its subsidiaries and to non-employee directors of the Company. Incentive stock options may be granted only to employees of the Company or its subsidiaries. As of March 23, 2026, 21 individuals were eligible to receive awards under the Amended 2016 Plan, including eleven employees and ten non-employee directors.

Administration

The Amended 2016 Plan may be administered by the Board or the Compensation Committee. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Number of Authorized Shares

The number of shares of Common Stock authorized for issuance under the Amended 2016 Plan is the sum of (i) 1,542,944, the number of shares of Common Stock that were available for the grant of awards under the 2005 Plan as of the date the 2016 Plan was initially approved by the Company’s shareholders, (ii) the Rollover Shares, (iii) 1,800,000 shares, (iv) 695,000 shares, (v) 840,000 shares, (vi) 1,475,000 shares, and upon approval of this proposal by our shareholders, 1,850,000 shares.

If any shares of Common Stock related to an award are canceled, terminated, expired, or lapse for any reason prior to the issuance of shares or are forfeited to the Company, the shares subject to such awards and the forfeited shares will not count against the aggregate number of shares of Common Stock available for grant under the Amended 2016 Plan. In addition, the following items will not count against the aggregate number of shares of Common Stock available for grant under the Amended 2016 Plan: (i) the payment in cash of dividends or dividend equivalents under any outstanding award, (ii) any award that is settled in cash rather than by issuance of shares of Common Stock, (iii) awards granted in assumption of, or in substitution for, awards previously granted by an acquired company, or (iv) dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an award. Shares tendered or withheld to pay the exercise price or satisfy tax withholding for any award will continue to count against the aggregate number of shares of Common Stock available for grant under the Amended 2016 Plan. Share settled SARs are counted based on the gross number of shares covered by the award, not the net shares settled at exercise.

Awards to Non-Employee Directors

No more than $500,000 may be granted in equity-based awards during any one (1) year to a non-employee member of the Board, based on the grant date fair value for accounting purposes in the case of stock options or SARs and based on the fair market value of the Common Stock underlying the award on the grant date for other equity-based awards. This limit does not apply to shares received by a non-employee director at his or her election in lieu of all or a portion of the director’s retainer for serving on the Board or any Board committee.

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PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

Adjustments

If certain changes in the Common Stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in stock, or other increase or decrease in the Common Stock without receipt of consideration by the Company, or if there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, (i) the number and kind of securities for which awards may be made under the Amended 2016 Plan (including individual and incentive stock option limits) will be equitably adjusted by the Company; and (ii) the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs will be equitably adjusted by the Company.

Types of Awards

The Amended 2016 Plan permits the granting of any or all of the following types of awards:

●	Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Code Section 422, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed 10 years) and other conditions on exercise.

●	Stock Appreciation Rights. The Compensation Committee may grant SARs, as a right in tandem with the number of shares underlying stock options granted under the Amended 2016 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the Compensation Committee in accordance with the procedures described above for stock options. The term of a SAR cannot exceed 10 years.

●	Restricted Shares, Restricted Stock Units, and Other Stock-Based Awards. The Compensation Committee may grant awards of restricted shares, which are shares of Common Stock subject to specified restrictions, and RSUs, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture, or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the Amended 2016 Plan and any other stock-based awards to non-employee directors, which includes unrestricted shares of stock as part of the annual retainer under the non-employee director compensation program, as described under the Compensation of Directors section in this proxy statement.

●	Performance Awards. The Compensation Committee may grant performance awards, which entitle participants to receive a payment from the Company, the amount of which is based on the attainment of performance goals established by the Compensation Committee over a specified award period. Performance awards may be settled in shares of Common Stock, cash, or other awards or property, as determined by the Compensation Committee. The Compensation Committee may, in its discretion, adjust the amount of a settlement otherwise to be made in connection with a performance award.

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PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

No Repricing

Without shareholder approval, the Compensation Committee is not authorized to: (i) change the terms of a stock option or SAR after it is granted to lower the exercise or grant price; (ii) take any other action that is treated as a repricing under generally accepted accounting principles (“GAAP”); or (iii) cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash or another award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

The Company may retain the right in an award agreement to cause a forfeiture of any gain realized on account of a violation or breach of or in conflict with any employment agreement, non-competition agreement, non-solicitation agreement, or any confidentiality obligation with respect to the Company, or otherwise in competition with the Company.

All cash and equity awards granted under the Amended 2016 Plan will be subject to the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding the recovery of erroneously awarded compensation, any implementing rules and regulations under such act, similar rules under the laws of any other jurisdiction, any policies adopted by the Company to implement such requirements, and any other compensation recovery policies as may be adopted from time to time by the Company.

Limitations

Subject to certain adjustments for changes in our corporate or capital structure described above, participants may not be granted stock options or stock appreciation rights for more than 1,000,000 shares in any calendar year or more than 1,000,000 shares for all share-based awards that are performance awards in any calendar year. The maximum dollar value granted to any participant pursuant to that portion of a cash award granted under the Amended 2016 Plan for any calendar year to any employee may not exceed $5 million for an annual incentive award and $5 million for all other cash-based performance awards.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Effect of Change in Control

A “Change in Control” is defined as: (i) any individual, entity or group is or becomes the beneficial owner of more than 33 1/3% of the combined voting power of the then-outstanding securities entitled to vote in the election of directors for the Company; (ii) a majority of the Board ceases to be comprised of incumbent directors; or (iii) the consummation of a reorganization, merger, consolidation, plan of liquidation or dissolution, recapitalization or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction, and as a result of which less than fifty percent (50%) of the outstanding voting interests or securities of the surviving or resulting entity immediately after such transaction are owned in the aggregate by the former shareholders of the Company, as the same existed immediately prior to such transaction, in substantially the same proportions as their ownership before such transaction.

Upon a Change in Control, unless otherwise specified in an award agreement or an employee’s Change in Control Agreement:

Each outstanding award will be assumed by the entity effecting the Change in Control. If the outstanding awards are not assumed by the entity effecting the Change in Control, then (i) such awards (other than performance awards) will become fully vested, exercisable or non-forfeitable, as the case may be, immediately prior to the Change in Control and (ii) such awards that are performance awards will be deemed earned and vested at the target performance level immediately prior to the Change in Control.

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PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

If the awards are assumed by the entity effecting the Change in Control, then (i) such awards (other than performance awards) will continue to become vested, exercisable and non-forfeitable, as the case may be, pursuant to the terms of the applicable award agreement, and (ii) such awards that are performance awards will be deemed earned at the target performance level as of the date of the Change in Control and the award will remain subject to time-based vesting until the end of the performance period set forth in the applicable award agreement.

Notwithstanding the foregoing, if a grantee’s employment is terminated during the one-year period beginning on the date of a Change in Control and such termination is due to (1) a termination by the Company without Cause or (2) a voluntary termination by the grantee for Good Reason, then the following will occur with respect to the awards that are assumed: (i) with respect to awards other than performance awards, such awards will become fully vested, exercisable, and non-forfeitable, as the case may be, as of the effective date of a grantee’s termination of employment; and (ii) with respect to performance awards , the fixed number deemed earned as determined above will become fully vested, exercisable, and non-forfeitable, as the case may be, as of the effective date of a grantee’s termination of employment.

“Cause” means that, unless otherwise defined in an employee’s Change in Control Agreement, prior to any termination: (i) the employee is convicted of or takes a plea of nolo contendere to a crime involving dishonesty, fraud or moral turpitude; (ii) the employee has engaged in fraud, embezzlement, theft or other dishonest acts; (iii) the employee materially violates a significant Company policy, such as policies required by the Sarbanes-Oxley Act of 2002, the Company’s Drug Free Workplace Policy or the Company’s policy against harassment, and does not cure such violation (if curable) within 10 days after written notice from the Company; or (iv) the employee intentionally takes any action that materially damages the assets (including tangible and intangible assets, such as name or reputation) of the Company.

“Good Reason” means, unless otherwise defined in an employee’s Change in Control Agreement, the occurrence of one or more of the following events: (i) failure of the Company to remedy any of the following within 10 calendar days after receipt by the Company of written notice thereof from the employee: (A) a significant adverse change in the nature or scope of the authorities, powers or functions attached to the position with the Company which the employee held immediately prior to the Change in Control, (B) a reduction in the employee’s base pay, (C) a reduction in the employee’s incentive or bonus pay opportunity, assuming 100% achievement of the quantitatively measurable conditions to receipt of such incentive or bonus pay, and all such qualitative conditions, in each case as applicable to the employee immediately prior to the Change in Control, or (D) the termination or denial of the employee’s rights to employee benefits or a reduction in the scope or value thereof, unless such termination or reduction referred to in clauses (B), (C) or (D) applies on a substantially similar basis to all employees of the Company and its parent entities; or (ii) if the employee’s principal residence at the time in question is within 35 miles of the Company’s headquarters, the Company requires the employee to have employee’s principal location of work changed to any location that is in excess of 50 miles from such residence without employee’s prior written consent.

Death and Disability

Upon a grantee’s death or separation of service due to disability, as defined under the Company’s long-term disability plans, all awards other than performance awards will become vested, exercisable and non-forfeitable, as the case may be, in full; any performance awards will be deemed earned and vested at the target level of performance. Any awards that become payable after the grantee’s death will be distributed to the grantee’s beneficiary or beneficiaries if the grantee has designated one or more beneficiaries for this purpose by filing the prescribed form with the Company. If no beneficiary was designated or if no designated beneficiary survives the grantee, then any award that becomes payable after the grantee’s death will be distributed to the grantee’s estate.

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PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

Term, Termination, and Amendment of the Amended 2016 Plan

Unless earlier terminated by the Board, the Amended 2016 Plan will terminate, and no further awards may be granted, 10 years after the date on which it is approved by shareholders at the 2026 Annual Meeting of Shareholders. The Board may amend, suspend, or terminate the Amended 2016 Plan at any time, except that, if required by applicable law, regulation, or stock exchange rule, shareholder approval will be required for any amendment. The amendment, suspension, or termination of the Amended 2016 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

Amended 2016 Plan Benefits

Awards made under the Amended 2016 Plan will be made at the Compensation Committee’s discretion, subject to the Amended 2016 Plan. Therefore, the benefits and amounts that will be received or allowed under the Amended 2016 Plan are generally not determinable at this time. The equity grant program for our non-employee directors is described under the Compensation of Directors section in this proxy statement. Awards granted to our named executive officers under the 2016 Plan in the last fiscal year are shown under the Grants of Plan-Based Awards section in this proxy statement. No stock options have been granted under the 2016 Plan.

U.S. Federal Income Tax Information

The following is a brief summary of the material U.S. federal income tax consequences of the Amended 2016 Plan generally applicable to the Company and to participants in the Amended 2016 Plan who are U.S. citizens or residents for U.S. federal income tax purposes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local, or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the spread at exercise (i.e., the excess of the fair market value of the shares underlying the stock option on the date of exercise over the exercise price of the stock option). When a participant sells the shares received upon the exercise of a nonqualified stock option, the participant will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount realized on the sale of the shares and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant, vesting or exercise of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will recognize taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of: (a) one year from the date the participant exercised the stock option, and (b) two years from the grant date of the stock option (i.e., the “required holding periods”), the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before the end of the required holding periods, the sale or disposition will constitute a “disqualifying disposition,” and the participant generally will recognize ordinary compensation income in the year of sale or disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the

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PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

amount realized on the sale or disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a participant generally will recognize ordinary compensation income in an amount equal to the cash, or the fair market value of any shares, received in respect of the SAR. With respect to any shares received, upon a sale of the shares, a participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount realized on the sale of the shares and the tax basis of the shares. The tax basis of the shares generally will be equal to the value of the shares on the date received.

Restricted Share Awards. A participant generally will not recognize taxable income upon the grant of unvested restricted shares. Instead, the participant will recognize ordinary compensation income at the time the shares become vested equal to the difference between the fair market value of the shares and any amount paid by the participant for such shares, unless the participant made an election under Code Section 83(b) to be taxed at the time of grant. If a participant makes a Code Section 83(b) election with respect to restricted shares, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on that date and any amount paid by the participant for the shares. If the election is made, the participant will not be allowed a deduction for any income recognized with respect to shares that are subsequently required to be forfeited to the Company. Any dividends received with respect to an unvested restricted share award for which an election under Code Section 83(b) has not been made will be treated as ordinary compensation income, rather than dividend income, when received by the participant. If an election under Code Section 83(b) is made with respect to restricted shares, any dividends received generally will be treated as dividend income, which may be subject to tax at reduced rates. Upon a sale of shares received, the participant generally will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount realized on the sale of the shares and the participant’s tax basis in the shares, which generally is equal to the amount paid for the shares, plus any ordinary compensation income recognized by the participant. A participant’s holding period for the shares generally begins at the time the participant recognizes income with respect thereto.

RSUs and Performance Awards. A participant will not be subject to tax upon the grant of an RSU award or performance award. Instead, upon the delivery of shares or cash pursuant to an RSU award or performance award, the participant will recognize taxable compensation income equal to the fair market value of the shares or the amount of cash received. Upon a sale of any shares received, the participant will recognize short-term or long-term capital gain or loss, as the case may be, equal to difference between the amount realized on the sale of shares and the participant’s tax basis in the shares, which generally is equal to the value of the shares on the date of transfer to the participant. Dividend equivalents, if any, received with respect to an RSU award or performance award will be treated as ordinary compensation income, rather than dividend income, when received by a participant.

Other Stock-Based Awards. The U.S. federal income tax consequences of other stock-based awards will depend upon the specific terms of each award. In general, a participant will recognize ordinary compensation income upon receipt of vested stock pursuant to a stock-based award. Upon a sale of the shares, the participant will recognize short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount realized on the sale of the shares and the participant’s tax basis in the shares, which generally is equal to the value of the shares on the date received.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code (including Sections 280G and 162(m)).

Code Section 409A. Code Section 409A imposes election and payment timing requirements on “non-qualified deferred compensation.” If a non-qualified deferred compensation arrangement subject to Code Section 409A fails to meet, or is not operated in accordance with, the requirements of Code Section 409A, then compensation

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PROPOSAL 3.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

deferred under the arrangement may become immediately taxable and subject to a 20% additional tax. We intend that awards granted under the Amended 2016 Plan will comply with, or otherwise be exempt from, Code Section 409A, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Amended 2016 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Amended 2016 Plan until all tax withholding obligations are satisfied.

✓	FOR	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2016 OMNIBUS INCENTIVE PLAN

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Audit

This section describes our Audit Committee’s processes and includes an outline of our independent registered public accountant’s audit fees over the past two years as well as Proposal 4 to ratify the selection of our independent registered public accountant for fiscal year 2026.

104	Audit Committee Report
106	Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

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Audit Committee Report

The Audit Committee for fiscal 2025, through the approval of the audited financial statements for the fiscal year ended December 28, 2025, was composed of Kim Harris Jones (Chair), R. Chris Kreidler, Sonita Lontoh, and Jeffrey B. Sakaguchi. The Audit Committee is composed solely of non-employee directors, all of whom the Board determined are independent pursuant to the New York Stock Exchange (“NYSE”) rules and the independence standards set forth in Rule 10A-3 of the Securities Exchange Act of 1934 (“Exchange Act”). The Board has affirmatively determined that each member of the Audit Committee is “financially literate” under the listing standards of the NYSE and that Ms. Harris Jones and Messrs. Greenblatt (appointed to the Audit Committee in March 2026), Kreidler, and Sakaguchi are “audit committee financial experts” as such term is defined in Item 407 of Regulation S-K. The Board has adopted a charter for the Audit Committee, which is available at https://investor.trueblue.com/corporate-governance/governance-documents. The charter is also available in print to any shareholder upon request.

The Audit Committee met 8 times during the 2025 fiscal year. These meetings included private, executive sessions between the Audit Committee and our independent auditors, Deloitte & Touche LLP (“Deloitte”), the Company’s chief financial officer, chief legal officer, chief digital officer (in December 2025), and senior director of internal audit. During its meetings, the Audit Committee reviewed and discussed, among other things:

●	the status of any significant issues in connection with the quarterly reviews and annual audit of the Company’s financial statements;

●	the Audit Committee’s charter and any modifications thereto;

●	the Company’s annual external audit plans and the staffing resources available to carry out those audit plans;

●	the Company’s annual internal audit plans and the staffing resources available to carry out those audit plans;

●	the Company’s significant accounting policies and estimates;

●	the Company’s use of non-generally accepted accounting principles (“non-GAAP”) measures and related Company policies and disclosure controls;

●	the Company’s progress toward evaluating and documenting its internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 and Committee of Sponsoring Organizations (“COSO”) 2013;

●	the impact and implementation of new accounting standards;

●	the impact of recent developments in corporate governance;

●	current tax matters affecting the Company;

●	the Company’s investment guidelines;

●	the Company’s compliance initiatives;

●	the Company’s processes for responding to, and investigation of, employee complaints regarding internal controls, auditing issues, or questionable accounting matters;

●	the Company’s enterprise risk management efforts; and

●	the Company’s cyber-security program (at the December 2025 meeting of the Audit Committee).

In addition to the meetings discussed above, the Audit Committee reviewed, with management and Deloitte, the Company’s interim financial statements for each quarter of 2025 prior to the quarterly release of earnings.

The Audit Committee also reviewed and discussed with the Company’s chief executive officer, chief financial officer, chief legal officer, chief accounting officer, other senior members of the finance department, the senior director of internal audit, and Deloitte the Company’s audited financial statements as of and for the fiscal year ended December 28, 2025, prior to the release of earnings on Form 10-K. This discussion included, among other things:

●	critical accounting policies and practices used in the preparation of the Company’s financial statements;

●	significant items involving management’s estimates and judgments, including workers’ compensation reserves, tax matters, allowance for doubtful accounts, goodwill and intangible assets, business acquisition accounting, and legal and regulatory contingencies;

●	alternative treatments within GAAP of the Company’s annual financial information;

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AUDIT COMMITTEE REPORT

●	the effect of regulatory and accounting initiatives on the Company’s financial statements, including the adoption of significant accounting pronouncements;

●	any significant audit adjustments proposed by Deloitte and management’s response; and

●	confirmation that there were no matters of significant disagreement between management and Deloitte arising during the audit.

The Audit Committee has discussed with Deloitte the matters required to be discussed under the Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees (“AS 1301”). The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte in accordance with the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence.

The Audit Committee pre-approved all audit and non-audit services provided by Deloitte prior to any engagement with respect to such services. Deloitte may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined, in each instance, that the proposed services are not prohibited by applicable regulations and that Deloitte’s independence will not be materially impaired as a result of having provided such services. Based on the reviews and discussions referred to above, the Audit Committee believes that Deloitte has been independent, objective, and impartial in conducting the 2025 fiscal year audit.

In performing all of the functions described above, the Audit Committee acts in an oversight capacity. In that role, the Audit Committee relies primarily on the work and assurances of our management, which has the primary responsibility for our financial statements and reports, and of the independent auditors who, in their report, express an opinion on the conformity of our annual financial statements to accounting principles generally accepted in the United States of America.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board agreed, that the audited financial statements as of and for the year ended December 28, 2025, be included in the Company’s Annual Report on Form 10-K for the year ended December 28, 2025, for filing with the SEC.

Members of the Audit Committee

Kim Harris Jones, Chair

R. Chris Kreidler

Sonita Lontoh

Jeffrey B. Sakaguchi

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PROPOSAL 4.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As a matter of good corporate governance, the Audit Committee requests that shareholders ratify its selection of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for fiscal year 2026. The Audit Committee of the board of directors (the “Board”) has appointed Deloitte as the independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 27, 2026. Representatives of Deloitte will be available during the 2026 Annual Meeting of Shareholders to make a statement, if they desire to do so, and respond to appropriate questions by shareholders.

Proxies will be voted “For” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026 unless other instructions are indicated on your proxy card. In the event shareholders do not ratify the appointment, the Audit Committee will reconsider the appointment. The Audit Committee reserves the right to change its independent registered public accounting firm without seeking shareholder approval if it determines that such change is in the best interest of the Company.

Fees Paid to Independent Registered Public Accountant for Fiscal Years 2024 and 2025

Deloitte was the independent registered public accounting firm that audited the Company’s consolidated financial statements for the fiscal years ended December 29, 2024 and December 28, 2025. Services provided to the Company and its subsidiaries by Deloitte in fiscal years 2024 and 2025, are described in the following table:

	2024	2025
Audit fees:(1)	$2,142,000	$2,105,625
Audit-related fees:(2)	$30,000	$15,000
Tax fees:(3)	—	—
All other fees:(4)	$4,180	$4,180
Total	$2,176,180	$2,124,805

(1)	Audit fees for the 2024 and 2025 fiscal years were for services rendered for the audits of the consolidated financial statements included in the Company’s Annual Reports on Form 10-K, quarterly reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, reviews of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, and other assistance required to complete the year-end audit of the consolidated financial statements.

(2)	Audit-related fees are for other SEC filings, including consents, comfort letters, or shelf-registrations.

(3)	Tax fees could include consultation on tax compliance, tax advice, and tax planning. The Company paid no such fees to Deloitte in fiscal years 2024 or 2025.

(4)	All other fees for the 2024 and 2025 fiscal year were comprised of accounting research services subscription fees.

The services described above were approved by the Audit Committee pursuant to the policy described below. The Audit Committee did not rely on any of the exceptions to pre-approval under Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of the independent accountants with respect to such services. The Company’s independent accountants may be engaged to provide non-audit services only after the Audit Committee has first considered the proposed engagement and has determined in each instance that the proposed services are not prohibited by applicable regulations and that the accountants’ independence will not be materially impaired as a result of having provided such services. In making this determination, the Audit Committee shall take into consideration whether a reasonable investor, knowing all relevant facts and circumstances, would conclude that the accountants’ exercise of objective and impartial judgment on all issues encompassed within the accountants’

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PROPOSAL 4.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

engagement would be materially impaired. The Audit Committee may delegate its approval authority to pre-approve services provided by the independent accountants to one or more of the members of the Audit Committee, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

✓	FOR	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 27, 2026.

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Additional Information

This section includes information about our stock ownership, and other general information concerning the 2026 Annual Meeting of Shareholders, including voting requirements.

109	Security Ownership of Certain Beneficial Owners and Management
111	Other Business
112	Form 10-K Report Available

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 23, 2026, for (i) each person known to the Company to own beneficially five percent or more of Common Stock; (ii) each director of the Company; (iii) each individual identified as a Named Executive Officer (“NEO”) of the Company pursuant to Item 402 of Regulation S-K; and (iv) all executive officers and directors of the Company as a group. Except as otherwise noted, the named beneficial owner has sole voting and investment power. As of March 23, 2026, the Company had no other classes of outstanding equity securities.

		Amount and
		Nature of Beneficial
		Ownership
Name & Address of Beneficial Owner**	Title of Class	(Number of Shares)(1)	Percent of Class(2)
Taryn R. Owen	Common Stock	791,807	3%
Carl R. Schweihs	Common Stock	285,754	*
Garrett R. Ferencz	Common Stock	234,135	*
Richard P. Betori	Common Stock	161,065	*
Jeffrey B. Sakaguchi	Common Stock	124,443	*
Kim Harris Jones(3)	Common Stock	100,060	*
Kristy A. Willis(4)	Common Stock	91,667	*
Kristi A. Savacool(5)	Common Stock	89,536	*
Colleen B. Brown	Common Stock	89,112	*
R. Chris Kreidler(6)	Common Stock	85,381	*
William C. Goings(7)	Common Stock	85,000	*
Sonita Lontoh	Common Stock	74,919	*
Paul G. Reitz	Common Stock	58,312	*
William Greenblatt	Common Stock	27,566	*
William J. Seward	Common Stock	27,566	*
All current executive officers and directors as a group (14 individuals)	Common Stock	2,326,323	8%
Pzena Investment Management, LLC(8)	Common Stock	3,092,337	10%
Boston Partners(9)	Common Stock	2,217,444	7%
BlackRock, Inc.(10)	Common Stock	2,134,966	7%
Charles Schwab Investment Management Inc.(11)	Common Stock	2,012,217	7%
Invesco Ltd.(12)	Common Stock	2,005,426	7%
Royce & Associates LP(13)	Common Stock	1,637,359	5%
The Vanguard Group(14)	Common Stock	1,631,027	5%
Dimensional Fund Advisors LP(15)	Common Stock	1,440,203	5%

(1)	Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (“Exchange Act”), and includes: (i) shares held outright, shares held under the Company’s employee stock purchase plan, restricted shares; and (ii) shares issuable upon exercise of options, warrants, and other securities convertible into or exchangeable for shares, which were exercisable on or within 60 days after March 23, 2026. These amounts also include RSUs and deferred shares which were not scheduled to vest within 60 days after March 23, 2026.

(2)	The percentage of class shown is based on the Company’s calculation using the total number of shares outstanding as of the record date.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(3)	Includes 5,341 shares held outright and 94,719 deferred shares.

(4)	Ms. Willis is no longer employed by the Company. As such, this amount reflects her holdings as of the last Form 4 filed on December 3, 2025.

(5)	Includes 6,596 shares held outright and 82,940 deferred shares.

(6)	Includes 13,717 shares held outright and 71,664 deferred shares.

(7)	Includes 85,000 deferred shares.

(8)	The number of shares provided is based solely on a Schedule 13G filed on February 7, 2024, on behalf of Pzena Investment Management, LLC. Pzena Investment Management, LLC has sole voting power with respect to 2,517,017 shares and sole dispositive power with respect to 3,092,337 shares. The business address of Pzena Investment Management, LLC. is 320 Park Avenue, 8th Floor, New York, New York 10022.

(9)	The number of shares provided is based solely on a Schedule 13G/A filed on January 16, 2026, on behalf of Boston Partners. Boston Partners has sole voting power with respect to 2,217,444 shares and sole dispositive power with respect to 2,217,444 shares. The business address of Boston Partners is One Beacon Street, 30th Floor, Boston, Massachusetts 02108.

(10)	The number of shares provided is based solely on a Schedule 13G/A filed on July 16, 2025, on behalf of BlackRock, Inc. BlackRock, Inc. has sole voting power with respect to 2,082,004 shares and sole dispositive power with respect to 2,134,966 shares. The business address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(11)	The number of shares provided is based solely on a Schedule 13G/A filed on February 12, 2026, on behalf of Charles Schwab Investment Management Inc. Charles Schwab Investment Management Inc. has sole voting power with respect to 2,012,217 shares and sole dispositive power with respect to 2,012,217 shares. The business address of Charles Schwab Investment Management Inc. is 9800 Schwab Way, Lone Tree, Colorado 80124.

(12)	The number of shares provided is based solely on a Schedule 13G filed on November 8, 2024, on behalf of Invesco Ltd. Invesco Ltd. has sole voting power with respect to 2,004,325 shares and sole dispositive power with respect to 2,005,426 shares. The business address of Invesco Ltd. is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309.

(13)	The number of shares provided is based solely on a Schedule 13G/A filed on January 21, 2026 on behalf of Royce & Associates LP. Royce & Associates LP has sole voting power with respect to 1,637,359 shares and sole dispositive power with respect to 1,637,359 shares. The business address of Royce & Associates LP is One Madison Avenue, New York, New York 10010.

(14)	The number of shares provided is based solely on a Schedule 13G/A filed on October 31, 2025, on behalf of The Vanguard Group (“Vanguard”). Vanguard has shared voting power with respect to 186,011 shares, sole dispositive power with respect to 1,435,865 shares, and shared dispositive power with respect to 195,162 shares. On March 26, 2026, Vanguard filed a Schedule 13G/A stating that (i) on January 12, 2026, Vanguard went through an internal realignment and that certain subsidies or business divisions of subsidiaries of Vanguard that formerly had, or were deemed to have, beneficial ownership with Vanguard will report beneficial ownership separately (on a disaggregated basis) from Vanguard and (ii) Vanguard no longer has, or is deemed to have, beneficial ownership over securities beneficially owned by such subsidiaries and/or business divisions. The business address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(15)	The number of shares provided is based solely on a Schedule 13G/A filed on April 15, 2025, on behalf of Dimensional Fund Advisors LP. Dimensional Fund Advisors LP has sole voting power with respect to 1,404,421 shares and sole dispositive power with respect to 1,440,203 shares. The business address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts, and separate accounts (such investment companies, trusts, and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser, and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

*	Less than 1%.

**	The address of the NEOs and directors is c/o TrueBlue, Inc., 1015 A Street, Tacoma, Washington 98402.

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Other Business

We do not intend to bring any other business before the 2026 Annual Meeting of Shareholders (the “Meeting”), and, so far as we know, no matters are to be brought before the Meeting except as specified in the Notice of Annual Meeting of Shareholders. However, as to any other business which may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the discretion of the proxies.

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Form 10-K Report Available

A copy of the Company’s 2025 Annual Report on Form 10-K, as filed with the SEC, accompanies this proxy statement. Additional copies will be furnished without charge to shareholders upon request to the chief financial officer at TrueBlue, Inc., 1015 A Street, Tacoma, Washington 98402 or by telephone at (253) 383-9101.

TRUEBLUE, INC.

By Order of the Board of Directors,

Todd N. Gilman

Corporate Secretary

/s/ Todd N. Gilman

Tacoma, Washington

April 14, 2026

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Appendix

114	Appendix A. TrueBlue, Inc. Non-GAAP Financial Measures and Non-GAAP Reconciliations
117	Appendix B. TrueBlue, Inc. 2016 Omnibus Incentive Plan as Amended and Restated

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APPENDIX A

TRUEBLUE, INC.

NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP measure	Definition	Purpose of adjusted measures
Adjusted net income (loss) and Adjusted net income (loss) per diluted share

Net loss and net loss per diluted share, excluding:

–  gain on divestiture,

–  non-cash amortization of intangibles,

–  acquisition/integration costs,

–  non-cash goodwill and intangible asset impairment charge,

–  non-cash right-of-use and other long-lived asset impairment charge,

–  workforce reduction costs,

–  PeopleReady technology upgrade costs,

–  COVID-19 government subsidies, net,

–  executive leadership transition costs,

–  other adjustments, net, and

–  tax effect of the adjustments and deferred tax asset valuation allowance.

–  Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

–  Used by management to assess performance and effectiveness of our business strategies.

–  Provides a measure, among others, used in the determination of incentive compensation for management.

EBITDA and Adjusted EBITDA

EBITDA excludes from net loss:

–  income tax expense (benefit),

–  interest and other (income) expense, net, and

–  non-cash depreciation and amortization.

Adjusted EBITDA further excludes:

–  third-party processing fees for hiring tax credits,

–  amortization of software as a service assets,

–  acquisition/integration costs,

–  non-cash goodwill and intangible asset impairment charge,

–  non-cash right-of-use and other long-lived asset impairment charge,

–  workforce reduction costs,

–  PeopleReady technology upgrade costs,

–  COVID-19 government subsidies, net,

–  executive leadership transition costs, and

–  other adjustments, net.

–  Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

–  Used by management to assess performance and effectiveness of our business strategies.

–  Provides a measure, among others, used in the determination of incentive compensation for management.

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APPENDIX A

1.	RECONCILIATION OF U.S. GAAP NET LOSS TO ADJUSTED NET INCOME (LOSS) AND ADJUSTED NET INCOME (LOSS) PER DILUTED SHARE (Unaudited)

(in thousands, except for per share data)	52 weeks ended Dec 28, 2025	52 weeks ended Dec 29, 2024	53 weeks ended Dec 31, 2023(1)
Net loss	$(47,960)	$(125,748)	$(14,173)
Gain on divestiture	—	(716)	—
Non-cash amortization of intangible assets	2,586	4,051	5,175
Acquisition/integration costs	932	—	—
Non-cash goodwill and intangible asset impairment charge	200	59,674	9,485
Non-cash right-of-use and other long-lived asset impairment charge	18,366	—	—
Workforce reduction costs(2)	9,361	7,329	5,086
PeopleReady technology upgrade costs(3)	—	8,807	1,342
COVID-19 government subsidies, net(4)	(8,573)	(9,652)	525
Executive leadership transition costs(5)	—	—	5,788
Other adjustments, net(6)	4,706	1,821	417
Tax effect of adjustments and deferred tax asset valuation allowance(7)	—	40,540	(4,920)
Adjusted net income (loss)	$(20,382)	$(13,894)	$8,725
Adjusted net income (loss) per diluted share	$(0.68)	$(0.46)	$0.28
Diluted weighted average shares outstanding	29,849	30,177	31,590

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APPENDIX A

2.	RECONCILIATION OF U.S. GAAP NET LOSS TO EBITDA AND ADJUSTED EBITDA (Unaudited)

(in thousands)	52 weeks ended Dec 28, 2025	52 weeks ended Dec 29, 2024	53 weeks ended Dec 31, 2023(1)
Net loss	$(47,960)	$(125,748)	$(14,173)
Income tax expense (benefit)	2,329	37,224	(6,472)
Interest and other (income) expense, net	(1,003)	(4,251)	(3,205)
Non-cash depreciation and amortization(8)	28,852	29,561	25,821
EBITDA	(17,782)	(63,214)	1,971
Third-party processing fees for hiring tax credits(9)	150	240	253
Amortization of software as a service assets(10)	4,394	6,162	4,117
Acquisition/integration costs	932	—	—
Non-cash goodwill and intangible asset impairment charge	200	59,674	9,485
Non-cash right-of-use and other long-lived asset impairment charge	18,366	—	—
Workforce reduction costs(2)	9,361	7,329	5,086
PeopleReady technology upgrade costs(3)	—	8,807	1,342
COVID-19 government subsidies, net(4)	(8,573)	(9,652)	525
Executive leadership transition costs(5)	—	—	5,788
Other adjustments, net(6)	4,706	1,821	417
Adjusted EBITDA	$11,754	$11,167	$28,984

1.	Our fiscal period ends on the Sunday closest to the last day of December. In fiscal years consisting of 53 weeks, the final quarter consists of 14 weeks, while in fiscal years consisting of 52 weeks, all quarters consist of 13 weeks.

2.	Workforce reduction costs were reported as $0.5 million in cost of services and $8.8 million in selling, general and administrative expense for the 52 weeks ended December 28, 2025. Workforce reduction costs were reported as $0.5 million in cost of services and $6.8 million in selling, general and administrative expense for the 52 weeks ended December 29, 2024. Workforce reduction costs were reported as $1.9 million in cost of services and $3.2 million in selling, general and administrative expense for the 53 weeks ended December 31, 2023.

3.	Costs associated with upgrading legacy PeopleReady technology.

4.	COVID-19 government subsidies net of related fees were reported as $3.2 million in cost of services and $5.4 million in selling, general and administrative expense for the 52 weeks ended December 28, 2025. COVID-19 government subsidies net of related fees were reported as $2.9 million in cost of services and $6.8 million in selling, general and administrative expense for the 52 weeks ended December 29, 2024.

5.	Cost associated with our former CEO and CFO transitions, including accelerated vesting of stock awards and other separation related payments.

6.	Other adjustments for the 52 weeks ended December 28, 2025 include non-routine professional fees and other expenses. Other adjustments for the 52 weeks ended December 29, 2024 include lease exit costs and other expenses. Other adjustments for the 53 weeks ended December 31, 2023 primarily include workforce reduction costs of $5.1 million.

7.	The tax effect includes the application of our statutory rate of 26% to all taxable/deductible adjustments. For the 52 weeks ended December 29, 2024, a valuation allowance of $55.3 million was recorded against our U.S. federal, state and foreign deferred tax assets.

8.	Includes software depreciation reported in cost of services.

9.	These third-party processing fees are associated with generating hiring tax credits.

10.	Amortization of software as a service assets is reported in selling, general and administrative expense.

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APPENDIX B

TRUEBLUE, INC.

2016 OMNIBUS INCENTIVE PLAN

As Amended and Restated Effective ____________, 2026

TrueBlue, Inc., a Washington corporation, sets forth herein the terms of its 2016 Omnibus Incentive Plan, as amended and restated effective _______, 2026, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly compensated Employees, Consultants, and Non-Employee Directors, and to motivate such Employees, Consultants, and Non- Employee Directors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein. Upon originally becoming effective, the Plan replaced, and no further awards shall be made under, the Predecessor Plan.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.      “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2.      “Annual Incentive Award” means a cash-based Performance Award with a performance period that is the Company’s fiscal year or other 12-month (or shorter) performance period as specified under the terms of the Award as approved by the Committee.

2.3.      “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-based Award, or cash award under the Plan.

2.4.      “Award Agreement” means a written agreement between the Company and a Grantee or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.5.      “Board” means the Board of Directors of the Company.

2.6.      “Cause” means that, unless otherwise defined in an Employee’s Change in Control Agreement, prior to any termination:

(i)	The Employee is convicted of or takes a plea of nolo contendere to a crime involving dishonesty, fraud or moral turpitude;

(ii)	The Employee has engaged in fraud, embezzlement, theft or other dishonest acts;

(iii)	The Employee materially violates a significant Company policy, such as policies required by the Sarbanes-Oxley Act of 2002, the Company’s Drug Free Workplace Policy or Company’s policy against harassment, and does not cure such violation (if curable) within ten (10) days after written notice from the Company; or

(iv)	The Employee intentionally takes any action that materially damages the assets (including tangible and intangible assets, such as name or reputation) of the Company.

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APPENDIX B

For purposes of Section 2.2.6.(iv), no act or failure to act on the part of the Employee will be deemed “intentional” if it was due primarily to an error in judgment or ordinary negligence but will be deemed “intentional” only if done or omitted to be done by the Employee not in good faith and without reasonable belief that the Employee’s action or omission was in the best interest of the Company.

2.7.      “Change in Control” means that any of the following events occurs:

(i)	any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) is or becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 33 1/3% of the combined voting power of the then-outstanding securities entitled to vote in the election of directors for the Company;

(ii)	a majority of the Board ceases to be comprised of Incumbent Directors, defined below; or

(iii)	the consummation of a reorganization, merger, consolidation, plan of liquidation or dissolution, recapitalization or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the stock or assets of another corporation, or other transaction (each, a “Business Transaction”), and as a result of which less than fifty percent (50%) of the outstanding voting interests or securities of the surviving or resulting entity immediately after the Business Transaction are owned in the aggregate by the former shareholders of the Company, as the same shall have existed immediately prior to such Business Transaction, in substantially the same proportions as their ownership before such Business Transaction.

2.8.      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions, and other regulatory and judicial authority issued or rendered thereunder.

2.9.      “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan. The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed. For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act. All references in the Plan to the Board shall mean such Committee or the Board.

2.10.    “Company” means TrueBlue, Inc., a Washington corporation, or any successor corporation.

2.11.    “Common Stock” or “Stock” means a share of common stock of the Company, no par value per share.

2.12.    “Consultant” means any person, except an Employee or Non-Employee Director, engaged by the Company or any Subsidiary, to render personal services to such entity, including as an advisor, pursuant to the terms of a written agreement.

2.13.    “Disability” means disability that would qualify as such under the Company’s long-term disability plan.

2.14.    “Effective Date” means May 11, 2016, the date the Plan was approved by the Company’s stockholders. “Restatement Effective Date” means ______, 2026, the date this amendment and restatement of the Plan was approved by the Company’s stockholders.

2.15.    “Employee” means any person, including an officer, who is a common law employee of, receives remuneration for personal services to, is reflected on the official human resources database as an employee of, and is on the payroll of the Company or any Subsidiary. A person is on the payroll if he or she is paid from or at the direction of the payroll department of the Company or any Subsidiary. Persons providing services to the Company, or to any Subsidiary, pursuant to an agreement with a staff leasing organization, temporary workers engaged through or employed by temporary or leasing agencies and workers who hold themselves out to the Company, or a Subsidiary to which they are providing services as being independent contractors, or as being employed by or engaged through another company while providing the services, and persons covered by a collective bargaining

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APPENDIX B

agreement (unless the collective bargaining agreement applicable to the person specifically provides for participation in this Plan) are not Employees for purposes of this Plan and do not and cannot participate in this Plan, whether or not such persons are, or may be reclassified by the courts, the Internal Revenue Service, the U. S. Department of Labor, or other person or entity, as common law employees of the Company, or any Subsidiary, either solely or jointly with another person or entity.

2.16.    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.17.    “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.18.    “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.19.    “Good Reason” means, unless otherwise defined in an Employee’s Change in Control Agreement, the occurrence of one or more of the following events:

(i)	Failure of the Company to remedy any of the following within 10 calendar days after receipt by the Company of written notice thereof from the Employee: (A) a significant adverse change in the nature or scope of the authorities, powers or functions attached to the position with the Company which the Employee held immediately prior to the Change in Control, (B) a reduction in the Employee’s base pay, (C) a reduction in the Employee’s incentive or bonus pay opportunity, assuming 100% achievement of the quantitatively measurable conditions to receipt of such incentive or bonus pay, and all such qualitative conditions, in each case as applicable to the Employee immediately prior to the Change in Control, or (D) the termination or denial of the Employee’s rights to Employee Benefits or a reduction in the scope or value thereof, unless such termination or reduction referred to in clauses (B), (C) or (D) applies on a substantially similar basis to all executive officers of the Company and its parent entities; or

(ii)	If the Employee’s principal residence at the time in question is within 35 miles of the Company’s headquarters, the Company requires the Employee to have Employee’s principal location of work changed to any location that is in excess of 50 miles from such residence without Employee’s prior written consent.

A termination of employment by the Employee for one of the reasons set forth in clauses (i) - (ii) above will not constitute “Good Reason” unless, within the 60-day period immediately following the occurrence of such Good Reason event, the Employee has given written notice to the Company specifying in reasonable detail the event or events relied upon for such termination and the Company has not remedied such event or events within 10 days of the receipt of such notice. The Company and the Employee may mutually waive in writing any of the foregoing provisions with respect to an event or events that otherwise would constitute Good Reason

2.20.    “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.21.    “Grantee” means a person who receives or holds an Award under the Plan.

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APPENDIX B

2.22.    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.23.    “Incumbent Directors” means the individuals who, as of the date hereof, are Directors of the Company and any individual becoming a Director subsequent to the date hereof whose election, nomination for election by the Company’s shareholders, or appointment, was approved by a vote of at least two-thirds of the then Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination); provided, however, that an individual shall not be an Incumbent Director if such individual’s election or appointment to the Board occurs as a result of an actual or threatened election contest (as described in Rule 14a-12(c) of the Exchange Act) with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

2.24.    “Non-Employee Director” means a member of the Board who is not an Employee.

2.25.    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.26.    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.27.    “Option Price” means the exercise price for each share of Stock subject to an Option.

2.28.    “Other Stock-based Award” means an award of non-restricted Stock to a Non-Employee Director as part of the annual retainer under the Non-Employee Director compensation program.

2.29.    “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period established by the Committee and includes an Annual Incentive Award.

2.30.    “Plan” means this TrueBlue, Inc. 2016 Omnibus Incentive Plan, as amended from time to time.

2.31.    “Predecessor Plan” means the TrueBlue, Inc. 2005 Long-Term Equity Incentive Plan.

2.32.    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.33.    “Restricted Period” shall have the meaning set forth in Section 10.1.

2.34.    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.35.    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof. The Award of a Restricted Stock Unit represents the mere promise of the Company to deliver a share of Stock or the appropriate amount of cash, as applicable, upon satisfaction of all applicable vesting conditions (or such later date as provided by the Award Agreement) in accordance with and subject to the terms and conditions of the applicable Award Agreement and is not intended to constitute a transfer of “property” within the meaning of Section 83 of the Code.

2.36.    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.37.    “SEC” means the United States Securities and Exchange Commission.

2.38.    “Section 409A” means Section 409A of the Code.

2.39.    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.40.    “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding, and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

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APPENDIX B

2.41.    “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.42.    “Service Provider” means an Employee, Non-Employee Director, or Consultant.

2.43.    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.44.    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.45.    “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.46.    “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.47.    “Termination Date” means the date that is ten (10) years after the Restatement Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1.      General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its powers and responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated. Except as specifically provided in Section 13 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan. The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding, and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

1.	designate Grantees;

2.	determine the type or types of Awards to be made to a Grantee;

3.	determine the number of shares of Stock to be subject to an Award;

4.	establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

5.	prescribe the form of each Award Agreement; and

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6.	amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees. To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate. Any such delegate shall serve at the pleasure of, and may be removed at any time by, the Board.

3.2.	No Repricing.

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 14. A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3.	Award Agreements; Clawbacks.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof, or any confidentiality obligation with respect to the Company or any Affiliate thereof, or otherwise in competition with the Company or any Affiliate thereof. Furthermore, the Company may annul an Award if the Grantee is terminated for “Cause.”

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder; (ii) similar rules under the laws of any other jurisdiction; (iii) any compensation recovery policies adopted by the Company to implement any such requirements; or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.4.	Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5.	No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or Award Agreement.

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3.6.	Minimum Vesting Requirements.

Notwithstanding any other provision of the Plan to the contrary, except as provided in Sections 14.2 and 16.13 of this Plan or in the event of a Grantee’s qualified retirement under the Company’s Retirement Policy as approved by the Committee, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) Substitute Awards, and (ii) shares delivered in lieu of fully vested cash Awards); provided, that, the Board may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 14).

3.7.	Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1.	Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed the sum of (A) 1,542,944, the number of shares of Common Stock available for the grant of awards as of the Effective Date under the Predecessor Plan; (B) effective upon approval of the Company’s stockholders at the 2018 annual meeting of stockholders 1,800,000 shares; (C) effective upon approval of the Company’s stockholders at the 2023 annual meeting of stockholders 695,000 shares; and (D) effective upon approval of the Company’s stockholders at the 2024 annual meeting of stockholders 840,000 shares; (E) effective upon approval of the Company’s stockholders at the 2025 annual meeting of stockholders 1,475,000 and (F) effective upon the approval of the Company’s Stockholders at the 2026 annual meeting of stockholders 1,850,000 shares. In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered, or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan. As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2.	Share Counting

4.2.1.	General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2. Share-based Performance Awards shall be counted assuming maximum performance results (if applicable) until such time as actual performance results can be determined.

4.2.2.	Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3.	Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered, or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4.	Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan. Accordingly, (i) if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned

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shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above; and (ii) for a share-settled SAR, the gross number of shares with respect to which the SAR is granted shall be counted against the limit in Section 4.1 (i.e., not just the net shares actually issued upon exercise of the SAR). In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5.	Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.3.	Award Limits

4.3.1.	Incentive Stock Options.

Subject to adjustment under Section 14, 4 million shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

4.3.2.	Individual Award Limits - Share-Based Awards.

Subject to adjustment under Section 14, the maximum number of each type of Award (other than cash- based Performance Awards) granted to any Grantee in any calendar year shall not exceed the following number of shares of Common Stock: (i) Options and SARs: 1 million shares; and (ii) all share-based Performance Awards (including Restricted Stock and Restricted Stock Units that are Performance Awards): 1 million shares.

4.3.3.	Individual Award Limits - Cash-Based Awards.

The maximum amount of cash-based Performance Awards granted to any Grantee in any calendar year shall not exceed the following: (i) Annual Incentive Award: $5 million; and (ii) all other cash-based Performance Awards: $5 million.

4.3.4.	Limits on Awards to Non-Employee Directors.

No more than $500,000 may be granted in share-based Awards under the Plan during any one year to a Grantee who is a Non-Employee Director (based on the Fair Market Value of the shares of Common Stock underlying the Award as of the applicable Grant Date in the case of Restricted Stock, Restricted Stock Units, or Other Stock-based Awards, and based on the applicable grant date fair value for accounting purposes in the case of Options or SARs); provided, however, that share-based Awards made to a Grantee who is a Non- Employee Director at such Grantee’s election in lieu of all or a portion of his or her cash retainer or fees for service on the Board and any Board committee shall not be counted towards the limit under this Section 4.3.4.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.	Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders. The Plan shall terminate automatically on the ten (10) year anniversary of the Restatement Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.	Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent

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stated by the Board, required by applicable law, or required by applicable stock exchange listing requirements. Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders. No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.	Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider as the Board shall determine and designate from time to time in its discretion.

6.2.	Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.	Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.	Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

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8.2.	Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.	Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of a period not to exceed ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.	Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.	Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares. To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.	Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such issuance.

8.7.	Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.	Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date. SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term

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of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a SAR Exercise Price that is equal to the Option Price; provided, however, that the SAR Exercise Price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2.	Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.	Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4.	Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(1)	the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(2)	the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK, RESTRICTED STOCK UNITS, AND OTHER STOCK- BASED AWARDS

10.1.	Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions. The Board may also grant Other Stock-based Awards to Non-Employee Directors, which Awards may be subject to deferral under the terms of the Company’s deferred compensation plan for Non-Employee Directors (as in effect from time to time), in which case such Other Stock-Based Awards shall be considered to be fully vested Restricted Stock Units.

10.2.	Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date.

10.3.	Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

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10.4.	Rights of Holders of Restricted Stock Units.

10.4.1.	Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board, and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.	Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.	Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.	Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.	Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.	General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.	Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

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11.3.	Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4.	Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations, and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.	Performance Conditions.

The Committee may grant Performance Awards subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria, other measures of performance, or other terms and conditions as it may deem appropriate in establishing any performance goals. Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.	Settlement of Performance Awards.

Settlement of Performance Awards shall be in cash, Stock, other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, adjust the amount of a settlement otherwise to be made in connection with Performance Awards.

13.	REQUIREMENTS OF LAW

13.1.	General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (when the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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13.2.	Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.	EFFECT OF CHANGES IN CAPITALIZATION

14.1.	Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, or (ii) there occurs any spin-off, split-up, extraordinary cash dividend, or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the maximums set forth in Section 4.3) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decrease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted, provided that any such adjustment shall comply with Section 409A. Adjustments under this Section 14.1 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

14.2.	Change in Control.

Upon a Change in Control, unless otherwise specified in the Award Agreement or in an Employee’s Change in Control Agreement:

Each outstanding Award will be Assumed (as defined below) by the entity effecting the Change in Control (or a successor or parent corporation). If the outstanding Awards are not Assumed by the entity effecting the Change in Control (or a successor or parent corporation), then (i) such Awards (other than Performance Awards) will become fully vested, exercisable or non-forfeitable, as the case may be, immediately prior to the Change in Control and (ii) such Awards that are Performance Awards will be deemed earned and vested at the target performance level immediately prior to the Change in Control.

If the Awards are Assumed by the entity effecting the Change in Control (or a successor or parent corporation), then (i) such Awards (other than Performance Awards) shall continue to become vested, exercisable and non- forfeitable, as the case may be, pursuant to the terms of the applicable Award Agreement, and (ii) such Awards that are Performance Awards will be deemed earned at the target performance level as of the date of the Change in Control and the Award shall remain subject to time-based vesting until the end of the performance period set forth in the applicable Award Agreement. Notwithstanding the foregoing, if a Grantee’s employment is terminated during the one-year period beginning on the date of a Change in Control and such termination is due to (1) a termination by the Company without Cause or (2) a voluntary termination by the Grantee due to the existence of Good Reason, then the following shall occur with respect to the Awards that are Assumed:

(i)	With respect to Awards other than Performance Awards, such awards shall become fully vested, exercisable, and non-forfeitable, as the case may be, as of the effective date of a Grantee’s termination of employment; and

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(ii)	With respect to Performance Awards, the fixed number deemed earned as determined above shall become fully vested, exercisable, and non-forfeitable, as the case may be, as of the effective date of a Grantee’s termination of employment.

Awards will be considered assumed (“Assumed”) if the following conditions are met (1) the Awards are converted into replacement awards in a manner that complies with Section 409A of the Code; (2) the replacement award contains provisions for scheduled vesting and treatment on termination of employment that are no less favorable to the Grantee than those in this Plan or the applicable Award Agreement, and all other terms of the replacement award (other than the security, the number of shares represented by the replacement award, and the exercise price of the replacement award, if applicable) are substantially similar to those in this Plan and the applicable Award Agreement; and (3) the security represented by the replacement award is of a class that is publicly held and widely traded on an established stock exchange.

15.	NO LIMITATION ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

16.1.	Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2.	Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3.	Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award; (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR; or (iii) otherwise due in connection with an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. The Company or the Affiliate, as the case may be, may in its sole discretion, require or permit the Grantee to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation, or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock

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APPENDIX B

so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations, provided it does not exceed the employer’s applicable minimum required tax withholding rate or such other applicable rate as is deemed necessary or advisable to avoid adverse treatment for financial accounting purposes, as determined by the Committee in its sole discretion. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. To the extent applicable, a Grantee may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4.	Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5.	Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion. In the event of any conflict between the terms of an employment agreement, an Award Agreement, and the Plan, the documents shall govern in the order listed herein, to the extent permitted by the terms of the Plan.

16.6.	Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7.	Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8.	Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Washington without giving effect to the principles of conflicts of law, and applicable Federal law.

16.9.	Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to comply therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

16.10.	Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement. Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

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APPENDIX B

16.11.	Transferability of Awards.

16.11.1.	Transfers in General.

Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan. However, this Subsection shall not preclude a Grantee from designating a beneficiary who will receive any outstanding Award in the event of the Grantee’s death.

16.11.2.	Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

16.12.	Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award other than Options or SARs under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award. The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement. Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, the dividends or dividend equivalents shall accrue and be paid only to the extent the Award becomes vested or payable. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

16.13.	Death; Disability.

All Awards other than Performance Awards shall become vested, exercisable and non-forfeitable, as the case may be, in full upon a Grantee’s death or Separation from Service due to Disability; any Performance Awards shall be deemed earned and vested at the target level of performance. Any Awards that become payable after the Grantee’s death shall be distributed to the Grantee’s beneficiary or beneficiaries if the Grantee has designated one or more beneficiaries for this purpose by filing the prescribed form with the Company. If no beneficiary was designated or if no designated beneficiary survives the Grantee, then any Award that becomes payable after the Grantee’s death shall be distributed to the Grantee’s estate.

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APPENDIX B

The Plan was originally approved by the stockholders of the Company on May 11, 2016.

The first amendment and restatement of the Plan was approved by the stockholders of the Company on May 9, 2018.

The second amendment and restatement of the Plan was approved by the stockholders of the Company on May 11, 2023.

The third amendment and restatement of the Plan was approved by the stockholders of the Company on May 15, 2024.

This fourth amendment and restatement of the Plan was approved by the stockholders of the Company on May 14, 2025.

This fifth amendment and restatement of the Plan was approved by the stockholders of the Company on                 , 2026.

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trueblue
THE PEOPLE COMPANY®

TrueBlue, Inc. (NYSE: TBI) is a leading provider of specialized workforce solutions. As The People Company®, we put people first — advancing our mission to connect people and work while delivering smart, scalable solutions that help businesses grow and communities thrive. Since our founding, TrueBlue has connected more than 10 million people with work and served over 3 million clients across a variety of industries. Powered by proprietary, digitally enabled platforms and decades of expertise, our brands — PeopleReady, PeopleScout, Staff Management | SMX, Centerline, SIMOS, and Healthcare Staffing Professionals — provide a full spectrum of flexible staffing, workforce management, and recruitment solutions that bring precision, speed, and scale to the changing world of work.

Learn more about how TrueBlue is shaping the future of work at www.trueblue.com.

TRUEBLUE, INC
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time Sunday, May 10, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V88546-P50347 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TRUEBLUE, INC

The Board of Directors recommends you vote FOR the following proposals:

1. **Election of Directors**: Elect 9 directors to the Board of Directors to serve until our 2027 Annual Meeting of Shareholders

Company Nominees:	For	Withhold
1a. William C. Goings	☐	☐
1b. William Greenblatt	☐	☐
1c. Kim Harris Jones	☐	☐
1d. R. Chris Kreidler	☐	☐
1e. Sonita Lontoh	☐	☐
1f. Taryn R. Owen	☐	☐
1g. Paul G. Reitz	☐	☐
1h. Kristi A. Savacool	☐	☐
1i. William Seward	☐	☐

	Yes	No
HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V88547-P50347

TRUEBLUE, INC
ANNUAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Taryn R. Owen and Garrett R. Ferencz, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) Stock of TRUEBLUE, INC that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 p.m., Pacific Daylight Time, on Monday, May 11, 2026, virtually at www.virtualshareholdermeeting.com/TBI2026, and any adjournment or postponement thereof.

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder and with respect to any other business that may properly come before the meeting, in accordance with the discretion of the Proxies.

Unless otherwise specified herein, the Proxies, in their discretion, are further authorized to vote:
FOR PROPOSAL 1 (the election of directors nominated by the Board of Directors);
FOR PROPOSAL 2 (advisory vote approving executive compensation);
FOR PROPOSAL 3 (approval of the Amendment and Restatement of the Company's 2016 Omnibus Incentive Plan); and
FOR PROPOSAL 4 (ratification of the selection of the independent registered public accounting firm).

Continued and to be signed on reverse side